UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5857

Columbia Funds Institutional Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	July 31, 2008

Date of reporting period:	January 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CMG CORE BOND FUND
CMG SHORT TERM BOND FUND
CMG ULTRA SHORT TERM BOND FUND
CMG HIGH YIELD FUND
PORTFOLIOS OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Semiannual Report
January 31, 2008

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

NOT BANK ISSUED

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation and is part of Columbia Management.

Table of Contents

Management Discussion of Fund Performances

CMG Core Bond Fund	1

CMG Short Term Bond Fund	5

CMG Ultra Short Term Bond Fund	9

CMG High Yield Fund	13

Financial Statements

Financial Highlights	17

Schedules of Investments	21

Statements of Assets and Liabilities	62

Statements of Operations	63

Statements of Changes in Net Assets	64

Notes to Financial Statements	66

Board Consideration and Approval of Investment Advisory Agreements	77

Summary of Management Fee Evaluation by Independent Fee Consultant	81

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

For the six-month period ended January 31, 2008, CMG Core Bond Fund returned 5.53%. The fund's return was lower than the return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index,1 which returned 6.82%. It was higher than the average return of its peer group, the Lipper Corporate Debt Funds A Rated Classification,2 which was 4.53% over the same period. We believe that most funds in this category had more risk exposure than the index and therefore underperformed during what was an extremely challenging period in the credit markets.

As the period began, a spike in delinquencies among subprime mortgage holders was widely known but still contained, in the sense that these mortgages accounted for less than one percent of the Lehman Brothers U.S. Aggregate Bond Index. Unfortunately, any lingering hope that the damage might remain contained disappeared in August, when the performance of a wide range of subprime collateral loans, including some nominally investment-grade securities, began to deteriorate. Investors became skeptical of virtually all bond ratings outside AAA-rated federal agencies, and the result was a massive shutdown in market liquidity. The fund's positions in such sectors as commercial and residential mortgage-backed securities, which not long before had added important incremental yield to the fund's portfolio, were now unable to attract any meaningful bids. Together with an overweight position in corporate bonds, these holdings were responsible for the fund's underperformance relative to its benchmark.

Two fund initiatives helped bolster the fund's return: We extended the maturities of the fund's holdings in response to signs of a weakening economy. With the Federal Reserve Board actively intervening to push short-term rates lower, longer-term securities performed well and also regained some of their traditional yield advantage versus short-term securities. Where we could, we also reduced the portfolio's risk exposure, primarily through a systemic reduction in its corporate bond holdings. While market illiquidity constrained our efforts to reduce the fund's mortgage-backed holdings, we believe we improved its allocation mix as we entered 2008. Although we believe that bonds are now attractively priced, we caution that an overhang of market uncertainty could keep prices low in the months ahead.

1 The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Portfolio Management

Alexander D. Powers has co-managed the fund since December 2007 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Jonathan P. Carlson has co-managed the fund since December 2007 and has been with the advisor or its predecessors or affiliate organizations since June 2007.

Michael Zazzarino has co-managed the fund since December 2007 and has been with the advisor or its predecessors or affiliate organizations since March 2005.

Brian Drainville has co-managed the fund since December 2007 and has been with the advisor or its predecessors or affiliate organizations since 1996.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2008 were:

(%)
Federal National Mortgage Association, 5.000% 05/01/2037	5.2
U.S. Treasury Bond, 4.750% 02/15/2037	4.1
Federal National Mortgage Association, 6.500% 02/01/2038	2.9
Federal National Mortgage Association, 6.500% 10/01/2036	2.7
U.S. Treasury Note, 2.875% 01/31/2013	2.5
Federal National Mortgage Association, 5.500% 06/01/2037	2.4
U.S. Treasury Note, 3.250% 12/31/2009	2.2
Federal National Mortgage Association, 6.000% 09/01/2037	2.1
Federal National Mortgage Association, 6.000% 11/01/2037	1.8
U.S. Treasury Note, 4.250% 11/15/2017	1.8

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices generally drop, and vice versa.

2

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Core Bond Fund	09/01/00	5.53	6.95	4.40	5.85
Lehman Brothers U.S. Aggregate Bond Index		6.82	8.81	4.75	6.39

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Core Bond Fund	09/01/00	4.81	5.68	4.16	5.74
Lehman Brothers U.S. Aggregate Bond Index		5.93	6.97	4.42	6.22

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.38%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/2009.

Growth of a $3,000,000 investment, September 1, 2000 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the fund's benchmark during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from September 1, 2000.

3

UNDERSTANDING YOUR EXPENSES – CMG Core Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 – January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,055.30	1,023.88	1.29	1.27	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half- year and divided by 366.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

4

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

For the six-month period that ended January 31, 2008, CMG Short Term Bond Fund returned 4.36%. The fund underperformed its benchmark the Merrill Lynch 1-3 Year U.S. Treasury Index,1 which returned 5.95% during the period. The fund outperformed the average return of its peer group, the Lipper Short Investment Grade Debt Funds Classification,2 which was 2.57%. Treasury securities dramatically outperformed all other short-term bonds during the period. Although well-diversified bond funds were hard-pressed to keep pace, the fund's high quality orientation gave it an advantage relative to its peer group.

During the period, lower quality securities were roiled by credit concerns as market liquidity contracted. In this environment, investors shied away from risk and favored U.S. Treasuries. Although the fund's exposure to Treasury securities was lower than the index, its investment-grade orientation helped it avoid many of the market's problem areas. As a result, the fund held up better than competing funds for the period. The fund also benefited as the yield on shorter-term securities declined more than the yield on longer-term securities during the period. (Bond yields and prices move in opposite directions.) This trend favored the fund's maturity structure, which emphasized bonds with maturities between one-and-a-half and two years, which tended to outperform bonds with five-year maturities.

Looking ahead, we note that there is considerable uncertainty about the strength of the economy and about the Federal Reserve's ability to stimulate the economy via cuts in short-term rates without simultaneously increasing inflationary pressures. The recent short-term rate cuts, coupled with the fixed-income market's recent "flight to quality," have had the effect of reducing Treasury yields across the board, giving the fund a potential yield advantage over Treasuries going forward.

1 The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

5

Portfolio Management

Leonard A. Aplet has co-managed the fund since February 1998 and has been with the advisor or its predecessors or affiliate organizations since 1987.

Ronald Stahl has co-managed the fund since November 2006 and has been with the advisor or its predecessors or affiliate organizations since 1998.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2008 were:

(%)
U.S. Treasury Note, 4.875% 05/31/2011	5.3
Bear Stearns Commercial Mortgage Securities, Inc. 3.869% 02/11/2041	2.1
Federal National Mortgage Association, 6.250% 02/01/2011	2.0
Nissan Auto Receivables Owner Trust, 5.220% 11/15/2011	2.0
JPMorgan Mortgage Trust, 6.045% 10/25/2036	1.9
Washington Mutual Mortgage Pass-Through Certificates, 5.877% 07/25/2037	1.7
USAA Auto Owner Trust, 4.130% 11/15/2011	1.5
Structured Adjustable Rate Mortgage Loan Trust, 5.799% 07/25/2036	1.5
Triad Auto Receivables Owner Trust, 4.220% 06/12/2012	1.4
Washington Mutual Mortgage Pass-Through Certificates 5.647% 11/25/2036	1.4

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices generally drop, and vice versa.

6

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Short Term Bond Fund	02/02/98	4.36	6.98	3.76	5.05
Merrill Lynch 1-3 Year U.S. Treasury Index		5.95	8.95	3.48	4.84

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Short Term Bond Fund	02/02/98	3.39	5.70	3.49	4.94
Merrill Lynch 1-3 Year U.S. Treasury Index		5.09	7.32	3.12	4.70

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.32%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/2009.

Growth of a $3,000,000 investment, February 2, 1998 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the fund's benchmark during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from February 2, 1998.

7

UNDERSTANDING YOUR EXPENSES – CMG Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 – January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,043.59	1,023.88	1.28	1.27	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

8

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

For the six-month period that ended January 31, 2008, CMG Ultra Short Term Bond Fund returned 0.96%. The fund underperformed its benchmark, the Citigroup One-Year U.S. Treasury Bill Index1, which returned 4.02%. However, the fund outpaced the average return of its peer group, the Lipper Ultra-Short Obligations Funds Classification,2 which was 0.53%. The fund's performance relative to its benchmark was primarily due to an emphasis on non-Treasury bond sectors, which underperformed. Relative to its peers, we believe the fund benefited from an emphasis on high quality corporate bonds and commercial paper holdings.

At the outset of the period, credit issues in the subprime mortgage sector spilled over to other sectors of the bond market. As liquidity evaporated, bond sectors that trade in relationship to the Treasury market underperformed. Because the fund primarily invests in non-Treasury sectors, which typically provide higher yield potential in exchange for the additional risk, it underperformed its benchmark.

The fund's duration was also shorter than that of the benchmark. Duration is a complex measure of interest-rate sensitivity. The fund's short duration made it less sensitive to interest rate changes. Because interest rates fell during the period, the fund did not receive the full benefit of the corresponding price appreciation that the benchmark experienced. Exposure to the subprime mortgage market also detracted from performance during the period. Nevertheless, added income from high quality corporate bonds and commercial paper helped buoy the fund in a challenging market environment.

If the U.S. economy continues to slow, we believe that the Federal Reserve Board will continue to lower the federal funds rate and that short-term rates, in general, should continue to decline. Against this backdrop, we plan to extend the fund's duration to help minimize the impact of lower rates on the portfolio. In light of the weak economic outlook and continued troubles in the mortgage-backed sector, we also plan to continue to add higher quality issues to increase the overall credit quality of the portfolio.

1 The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustments for the effect of sales loads.

9

Portfolio Management

Guy C. Holbrook has managed the fund since March 2004 and has been with the advisor or its predecessors or affiliate organizations since 1998.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2008 were:

(%)
Grampian Funding LLC, 4.590% 04/02/08	1.9
Federal National Mortgage Association, 5.250% 01/15/09	1.8
Bank One Issuance Trust, 3.940% 04/16/12	1.8
Natixis NY, 3.170% 04/02/08	1.8
Triad Auto Receivables Owner Trust, 5.260% 11/14/11	1.6
AmeriCredit Automobile Receivables Trust, 5.420% 08/08/11	1.6
Carmax Auto Owners Trust, 5.150% 02/15/11	1.5
Capital One Bank, 6.700% 05/15/08	1.4
Grampian Funding LLC, 4.485% 03/10/08	1.4
E. I. Du Pont de Nemours & Co., 6.875% 10/15/09	1.4

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices generally drop, and vice versa.

10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	0.96	2.94	2.85
Citigroup One-Year U.S. Treasury Bill Index		4.02	6.70	3.56

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	0.05	2.62	2.72
Citigroup One-Year U.S. Treasury Bill Index		3.20	5.72	3.29

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.31%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/2009.

Growth of a $3,000,000 investment, March 8, 2004 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the fund's benchmark during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from March 8, 2004.

11

UNDERSTANDING YOUR EXPENSES – CMG Ultra Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 – January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,009.60	1,023.88	1.26	1.27	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

12

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

For the six-month period that ended January 31, 2008, CMG High Yield Fund returned 2.56%. It trailed the return of its benchmark, the JPMorgan Developed BB High Yield Index,1 which returned 4.12%. It outperformed the negative 0.10% average return of its peer group, the Lipper High Current Yields Classification.2 The fund was positioned more conservatively than its peers but less conservatively than the benchmark in a period of considerable volatility for the financial markets, which, in general, drove investors toward less risky market segments.

The well-publicized difficulties in the mortgage sector created a market environment in which creditworthiness commanded a premium and liquidity dried up for many classes of low-rated securities. In this setting, the fund benefited from its ownership of higher-quality BB-bonds and from its holdings in defensive sectors, such as health care, utilities and energy. The fund's position in chemicals manufacturer Lyondell aided returns as the company's bonds were redeemed at premium prices after it was acquired. Although the fund was underweight in the beleaguered finance and housing sectors, specific holdings, including GMAC LLC, E*Trade Financial Corp. and Hovnanian Enterprises (2.40% and 0.36% of net assets, respectively; Hovnanian Enterprises was sold from the portfolio) detracted from overall results.

Recognizing the market's reduced appetite for risk, we increased the fund's holdings in what we believe were good quality defensive bonds and steered away from credits with deteriorating credit profiles and poor liquidity. We believe that liquidity pressures faced by marginal credits could cause the corporate default rate to rise in the coming year, and we believe that the fund is well positioned with its focus on companies with strong balance sheets and robust asset values.

1 The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

13

Portfolio Management

Kevin L. Cronk has co-managed the fund since September 2005. He has been with the advisor or its predecessors or affiliate organizations since August 1999.

Thomas A. LaPointe has co-managed the fund since September 2005. He has been with the advisor or its predecessors or affiliate organizations since February 1999.

The fund's top ten issuers (as a percentage of net assets) as of January 31, 2008 were:

(%)
GMAC LLC	2.4
HCA, Inc.	2.2
Qwest Corp.	2.1
Nuveen Investments	1.9
Texas Utilities Corp.	1.8
Alltel Wireless	1.8
AES Corporation	1.5
Edison Mission Energy	1.5
EchoStar DBS Corp.	1.5
L-3 Communications Corp.	1.4

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments, yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices generally drop, and vice versa.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds, but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

14

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG High Yield Fund	07/06/94	2.56	1.13	6.11	5.50
JPMorgan Developed BB High Yield Index		4.12	3.27	8.16	7.12

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG High Yield Fund	07/06/94	1.52	3.15	6.65	5.83
JPMorgan Developed BB High Yield Index		1.69	3.57	8.47	7.26

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.40% and 0.49%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/2009.

Growth of a $3,000,000 investment, February 1, 1998 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the fund's benchmark during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

15

UNDERSTANDING YOUR EXPENSES – CMG High Yield Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 – January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,025.59	1,023.13	2.04	2.03	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

16

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,							Period Ended July 31,		Year Ended October 31,
	2008		2007	2006		2005		2004		2003 (a)		2002
Net asset value, beginning of period	$10.03		$10.05	$10.42		$10.36		$10.38		$10.52		$10.83
Income from investment operations:
Net investment income (b)	0.27		0.52	0.48		0.42		0.37		0.31		0.56
Net realized and unrealized gain (loss) on investments and futures contracts	0.28		(0.02)	(0.33)		0.09		0.11		(0.12)		(0.15)
Total from investment operations	0.55		0.50	0.15		0.51		0.48		0.19		0.41
Less distributions to shareholders:
From net investment income	(0.28)		(0.52)	(0.51)		(0.45)		(0.41)		(0.33)		(0.58)
From net realized gain	-		-	(0.01)		-		(0.09)		-		(0.14)
Total distributions	(0.28)		(0.52)	(0.52)		(0.45)		(0.50)		(0.33)		(0.72)
Net asset value, end of period	$10.30		$10.03	$10.05		$10.42		$10.36		$10.38		$10.52
Total return (c)(d)	5.53	%(e)	5.06%	1.46%		4.98%		4.67%		1.76	%(e)	3.97%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	0.25	%(f)	0.25%	0.25	%(g)	0.25	%(g)	0.35	%(g)	0.40	%(f)(g)	0.40	%(g)
Waiver/Reimbursement	0.08	%(f)	0.13%	0.10%		0.06%		0.25%		0.29	%(f)	0.16%
Net investment income	5.21	%(f)	5.07%	4.65	%(g)	4.01	%(g)	3.54	%(g)	3.95	%(f)(g)	5.34	%(g)
Portfolio turnover rate	48	%(e)	95%	109%		130%		231%		181	%(e)	147%
Net assets, end of period (000's)	$88,310		$67,673	$56,181		$79,102		$32,810		$30,512		$27,412

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
17

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,							Period Ended July 31,		Year Ended October 31,
	2008		2007	2006		2005		2004		2003 (a)		2002
Net asset value, beginning of period	$11.58		$11.59	$11.79		$11.95		$12.01		$12.15		$12.41
Income from investment operations:
Net investment income (b)	0.29		0.57	0.50		0.40		0.35		0.34		0.59
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.21		0.03	(0.14)		(0.11)		(0.03)		(0.11)		(0.22)
Total from investment operations	0.50		0.60	0.36		0.29		0.32		0.23		0.37
Less distributions to shareholders:
From net investment income	(0.31)		(0.61)	(0.56)		(0.45)		(0.38)		(0.37)		(0.63)
Net asset value, end of period	$11.77		$11.58	$11.59		$11.79		$11.95		$12.01		$12.15
Total return (c)(d)	4.36	%(e)	5.25%	3.15%		2.47%		2.72%		1.91	%(e)	3.12%
Ratios to Average Net Assets/ Supplemental Data:
Expenses before interest expense	0.25	%(f)	0.25%	0.25	%(g)	0.25	%(g)	0.25	%(g)	0.25	%(f)(g)	0.25	%(g)
Interest expense	_		_	_		_		_		_%(f)(h)		_
Net expenses	0.25	%(f)	0.25%	0.25	%(g)	0.25	%(g)	0.25	%(g)	0.25	%(f)(g)	0.25	%(g)
Waiver/Reimbursement	0.04	%(f)	0.07%	0.08%		0.04%		0.10%		0.08	%(f)	0.05%
Net investment income	4.95	%(f)	4.87%	4.31	%(g)	3.38	%(g)	2.91	%(g)	3.79	%(f)(g)	4.73	%(g)
Portfolio turnover rate	27	%(e)	67%	128%		51%		79%		93	%(e)	132%
Net assets, end of period (000's)	$163,628		$138,432	$83,984		$95,842		$119,125		$113,193		$140,757

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
18

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,						Period Ended July 31,
	2008		2007		2006		2005		2004 (a)
Net asset value, beginning of period	$9.59		$9.62		$9.67		$9.88		$10.00
Income from investment operations:
Net investment income (b)	0.24		0.47		0.38		0.24		0.07
Net realized and unrealized loss on investments	(0.15)		(0.03)		(0.02)		(0.06)		(0.08)
Total from investment operations	0.09		0.44		0.36		0.18		(0.01)
Less distributions to shareholders:
From net investment income	(0.24)		(0.47)		(0.41)		(0.36)		(0.11)
Return of capital	-		-		-	(c)	(0.03)		-
Total distributions	(0.24)		(0.47)		(0.41)		(0.39)		(0.11)
Net asset value, end of period	$9.44		$9.59		$9.62		$9.67		$9.88
Total return (d)(e)	0.96	%(f)	4.62	%(g)	3.84%		1.83%		(0.08	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.25	%(h)	0.25%		0.25	%(i)	0.25	%(i)	0.25	%(h)(i)
Waiver/Reimbursement	0.05	%(h)	0.06%		0.07%		0.05%		0.22	%(h)
Net investment income	5.00	%(h)	4.88%		3.93	%(i)	2.44	%(i)	1.69	%(h)(i)
Portfolio turnover rate	42	%(f)	108%		48%		75%		12	%(f)
Net assets, end of period (000's)	$112,558		$152,793		$89,863		$81,575		$67,235

(a)  The Fund commenced investment operations on March 8, 2004. Per share data, total return and portfolio turnover reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the invesment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  Annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
19

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,								Period Ended July 31,		Year Ended October 31,
	2008		2007		2006		2005		2004		2003 (a)		2002
Net asset value, beginning of period	$7.48		$7.66		$8.08		$8.00		$7.90		$7.55		$8.14
Income from investment operations:
Net investment income (b)	0.27		0.53		0.50		0.51		0.53		0.43		0.64
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)		(0.16)		(0.38)		0.11		0.14		0.37		(0.58)
Total from investment operations	0.19		0.37		0.12		0.62		0.67		0.80		0.06
Less distributions to shareholders:
From net investment income	(0.27)		(0.55)		(0.54)		(0.54)		(0.57)		(0.45)		(0.65)
Net asset value, end of period	$7.40		$7.48		$7.66		$8.08		$8.00		$7.90		$7.55
Total return (c)	2.56	%(d)(e)	4.76	%(d)	1.47	%(d)	7.98	%(d)	8.60	%(d)	10.67	%(d)(e)	0.60%
Ratios to Average Net Assets/ Supplemental Data:
Expenses before interest expense	0.40	%(f)	0.40%		0.40	%(g)	0.40	%(g)	0.40	%(g)	0.42	%(f)(g)	0.42	%(g)
Interest expense	-	%(f)(h)	-		-		-		-		-		-
Net expenses	0.40	%(f)	0.40%		0.40	%(g)	0.40	%(g)	0.40	%(g)	0.42	%(f)(g)	0.42	%(g)
Waiver/Reimbursement	0.12	%(f)	0.09%		0.04%		0.02%		0.02%		0.01	%(f)	-
Net investment income	7.00	%(f)	6.70%		6.38	%(g)	6.26	%(g)	6.64	%(g)	7.32	%(f)(g)	7.98	%(g)
Portfolio turnover rate	24	%(e)	57%		30%		39%		47%		47	%(e)	62%
Net assets, end of period (000's)	$51,498		$62,173		$96,120		$269,243		$382,157		$429,042		$286,228

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
20

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Par	Value
Mortgage-Backed Securities (36.4%)
Federal Home Loan Mortgage Corp.
4.000% 11/01/20	$232,991	$228,583
5.000% 11/01/21	337,057	341,569
5.500% 11/01/17	77,906	79,952
5.500% 03/01/18	61,801	63,424
5.500% 07/01/21	121,512	124,376
5.500% 08/01/21	518,605	530,827
5.500% 11/01/21	265,850	272,115
5.500% 08/01/35	1,307,379	1,324,364
5.500% 06/01/37	755,900	765,414
5.500% 12/01/37	831,184	841,646
6.000% 05/01/17	117,494	121,509
TBA,
5.500% 02/01/38 (a)	1,730,000	1,751,085
Federal National Mortgage Association
5.000% 05/01/37	4,577,658	4,559,463
5.500% 11/01/21	660,998	677,196
5.500% 04/01/36	152,889	154,980
5.500% 11/01/36	1,411,820	1,431,134
5.500% 04/01/37	778,127	788,646
5.500% 05/01/37	785,201	795,815
5.500% 06/01/37	2,062,740	2,090,622
6.000% 07/01/35	152,672	156,822
6.000% 05/01/36	501,215	514,409
6.000% 09/01/36	1,020,388	1,047,250
6.000% 10/01/36	321,598	330,064
6.000% 11/01/36	429,726	441,038
6.000% 03/01/37	73,138	75,062
6.000% 06/01/37	812,091	833,444
6.000% 07/01/37	1,253,005	1,285,950
6.000% 08/01/37	878,633	901,735
6.000% 09/01/37	1,798,178	1,845,458
6.000% 11/01/37	1,563,641	1,604,755
6.500% 02/01/13	10,061	10,522
6.500% 08/01/34	62,048	64,575
6.500% 10/01/36	2,257,608	2,343,891
6.500% 12/01/36	771,932	801,433
6.500% 09/01/37	316,348	328,420
7.000% 07/01/32	12,753	13,608
TBA,
6.500% 02/01/38 (a)	2,487,000	2,581,038
Government National Mortgage Association
7.000% 01/15/32	6,557	7,019
7.000% 03/15/32	22,480	24,065
7.000% 06/15/32	3,573	3,825
Total Mortgage-Backed Securities (Cost of $31,345,645)		32,157,103

See Accompanying Notes to Financial Statements.
21

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (21.9%)
Basic Materials (0.2%)
Metals & Mining (0.2%)
Vale Overseas Ltd.
6.875% 11/21/36	$200,000	$185,258
Communications (3.1%)
Media (1.2%)
Comcast Corp.
7.050% 03/15/33	350,000	363,796
News America, Inc.
6.550% 03/15/33 (b)	275,000	276,367
Time Warner Cable, Inc.
6.550% 05/01/37 (b)	325,000	321,949
Viacom, Inc.
6.125% 10/05/17	100,000	100,926
		1,063,038
Telecommunication Services (1.9%)
AT&T, Inc.
5.100% 09/15/14	325,000	326,502
New Cingular Wireless Services, Inc.
8.750% 03/01/31	250,000	313,842
Sprint Capital Corp.
6.875% 11/15/28	200,000	167,799
Telefonica Emisones SAU
5.984% 06/20/11	225,000	233,856
Verizon Global Funding Corp.
7.750% 12/01/30	250,000	291,782
Vodafone Group PLC
5.000% 12/16/13	313,000	313,659
		1,647,440
		2,710,478
Consumer Cyclical (1.6%)
Lodging (0.2%)
Marriott International, Inc.
5.625% 02/15/13	200,000	204,640
Retail (1.4%)
CVS Caremark Corp.
5.750% 06/01/17	250,000	258,356
Home Depot, Inc.
5.875% 12/16/36	250,000	208,630

See Accompanying Notes to Financial Statements.
22

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Retail (continued)
Macy's Retail Holdings, Inc.
5.900% 12/01/16	$225,000	$209,727
Wal-Mart Stores, Inc.
4.125% 07/01/10 (b)	525,000	533,627
		1,210,340
		1,414,980
Consumer Non-Cyclical (2.2%)
Beverages (0.3%)
Anheuser-Busch Companies, Inc.
5.950% 01/15/33 (b)	12,000	12,267
Coca-Cola Co.
5.750% 03/15/11	4,000	4,267
Diageo Capital PLC
3.375% 03/20/08	175,000	175,105
4.375% 05/03/10	75,000	75,745
		267,384
Cosmetics/Personal Care (0.1%)
Gillette Co.
2.500% 06/01/08	85,000	84,801
Food (0.9%)
ConAgra Foods, Inc.
6.750% 09/15/11 (b)	150,000	161,783
7.875% 09/15/10	185,000	201,803
Kraft Foods, Inc.
6.500% 08/11/17	240,000	250,547
Kroger Co.
6.200% 06/15/12	185,000	195,442
		809,575
Healthcare Products (0.0%)
Johnson & Johnson
6.625% 09/01/09	7,000	7,408
Healthcare Services (0.3%)
UnitedHealth Group, Inc.
5.250% 03/15/11	250,000	254,743
Household Products/Wares (0.3%)
Fortune Brands, Inc.
5.375% 01/15/16	225,000	216,185
Kimberly-Clark Corp.
5.625% 02/15/12	7,000	7,417
		223,602
Pharmaceuticals (0.3%)
Wyeth
5.500% 02/01/14	250,000	259,001
		1,906,514

See Accompanying Notes to Financial Statements.
23

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Energy (1.5%)
Oil & Gas (1.1%)
Canadian Natural Resources Ltd.
5.700% 05/15/17	$275,000	$276,231
Nexen, Inc.
5.875% 03/10/35	250,000	227,480
Talisman Energy, Inc.
6.250% 02/01/38	290,000	278,564
Valero Energy Corp.
6.875% 04/15/12	200,000	215,643
		997,918
Pipelines (0.4%)
Energy Transfer Partners LP
6.625% 10/15/36 (b)	200,000	190,273
TransCanada Pipelines Ltd.
6.350% 05/15/67 (c)	190,000	176,920
		367,193
		1,365,111
Financials (9.7%)
Banks (2.8%)
Bank One Corp.
6.000% 08/01/08	27,000	27,310
Barclays Bank PLC
7.400% 12/15/09	3,000	3,210
Marshall & Ilsley Corp.
4.375% 08/01/09	525,000	526,309
National City Bank
4.625% 05/01/13	18,000	17,247
PNC Funding Corp.
5.625% 02/01/17	310,000	308,809
SunTrust Banks, Inc.
6.375% 04/01/11	3,000	3,168
SunTrust Preferred Capital I
5.853% 12/15/11 (c)	240,000	204,247
USB Capital IX
6.189% 04/15/49 (c)	375,000	298,125
Wachovia Corp.
4.875% 02/15/14 (b)	525,000	514,925
Wells Fargo & Co.
3.500% 04/04/08 (b)	120,000	119,969
5.125% 09/01/12	400,000	413,051
		2,436,370
Diversified Financial Services (5.6%)
AGFC Capital Trust I
6.000% 01/15/67 (c)(d)	185,000	172,426
American Express Centurion Bank
5.200% 11/26/10	250,000	256,769

See Accompanying Notes to Financial Statements.
24

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (continued)
American General Finance Corp.
2.750% 06/15/08	$5,000	$4,980
Associates Corp. of North America
6.950% 11/01/18	11,000	12,286
Capital One Financial Corp.
5.500% 06/01/15	400,000	361,013
CIT Group, Inc.
3.375% 04/01/09 (b)	23,000	22,223
6.100% 03/15/67 (c)	75,000	53,369
Citigroup, Inc.
5.000% 09/15/14	460,000	447,788
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10 (b)	500,000	515,550
General Electric Capital Corp.
5.000% 01/08/16 (b)	765,000	777,046
Goldman Sachs Group, Inc.
6.345% 02/15/34 (b)	400,000	361,754
HSBC Finance Corp.
5.000% 06/30/15	475,000	462,148
International Lease Finance Corp.
4.500% 05/01/08	4,000	4,004
Lehman Brothers Holdings, Inc.
5.750% 07/18/11	325,000	330,325
Merrill Lynch & Co., Inc.
3.700% 04/21/08	8,000	7,979
6.050% 08/15/12	475,000	494,289
Morgan Stanley
4.750% 04/01/14	550,000	528,912
SLM Corp.
5.375% 05/15/14	150,000	130,131
		4,942,992
Insurance (0.3%)
American International Group, Inc.
2.875% 05/15/08	250,000	249,003
John Hancock Financial Services, Inc.
5.625% 12/01/08	15,000	15,302
Metlife, Inc.
5.375% 12/15/12	20,000	20,727
		285,032
Real Estate Investment Trusts (REITs) (0.6%)
Health Care Property Investors, Inc.
6.450% 06/25/12 (b)	150,000	147,878
Simon Property Group LP
5.750% 12/01/15	400,000	382,735
		530,613
Savings & Loans (0.4%)
Washington Mutual, Inc.
4.200% 01/15/10	400,000	364,733
		8,559,740

See Accompanying Notes to Financial Statements.
25

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Industrials (1.5%)
Aerospace & Defense (0.5%)
Boeing Co.
5.125% 02/15/13	$1,000	$1,042
United Technologies Corp.
5.375% 12/15/17	405,000	421,112
		422,154
Machinery (0.4%)
Caterpillar Financial Services Corp.
4.300% 06/01/10	400,000	405,097
Transportation (0.6%)
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	200,000	193,510
Union Pacific Corp.
3.875% 02/15/09	310,000	310,922
		504,432
		1,331,683
Utilities (2.1%)
Electric (1.5%)
Commonwealth Edison Co.
3.700% 02/01/08 (b)	11,000	11,000
5.950% 08/15/16	200,000	205,564
Indiana Michigan Power Co.
5.650% 12/01/15	205,000	206,449
Pacific Gas & Electric Co.
5.800% 03/01/37	340,000	326,086
Progress Energy, Inc.
7.750% 03/01/31	200,000	236,327
Public Service Electric & Gas Co.
4.000% 11/01/08	5,000	4,992
Southern California Edison Co.
5.000% 01/15/14 (b)	350,000	353,465
		1,343,883
Gas (0.6%)
Atmos Energy Corp.
6.350% 06/15/17	175,000	180,130
Sempra Energy
4.750% 05/15/09 (b)	300,000	303,816
		483,946
		1,827,829
Total Corporate Fixed-Income Bonds & Notes (Cost of $19,362,065)		19,301,593

See Accompanying Notes to Financial Statements.
26

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Government & Agency Obligations (14.8%)
Foreign Government Obligations (0.7%)
Hellenic Republic of Greece
6.950% 03/04/08	$13,000	$13,035
Province of Quebec
5.000% 07/17/09 (b)	350,000	360,272
United Mexican States
7.500% 04/08/33	205,000	240,362
		613,669
U.S. Government Agencies (2.4%)
Federal Home Loan Bank
5.500% 08/13/14	1,050,000	1,156,748
Federal Home Loan Mortgage Corp.
4.875% 11/15/13 (b)	130,000	138,724
5.500% 08/23/17 (b)	725,000	797,262
Federal National Mortgage Association
4.625% 10/15/14 (b)	34,000	35,710
		2,128,444
U.S. Government Obligations (11.7%)
U.S. Treasury Bonds
4.750% 02/15/37	3,410,000	3,632,714
5.000% 05/15/37 (b)	75,000	83,068
U.S. Treasury Inflation Indexed Bond
3.500% 01/15/11 (b)	821,012	896,955
U.S. Treasury Notes
2.875% 01/31/13	2,215,000	2,220,538
3.250% 12/31/09	1,885,000	1,922,994
4.250% 11/15/17	1,490,000	1,564,733
		10,321,002
Total Government & Agency Obligations (Cost of $12,820,904)		13,063,115
Collateralized Mortgage Obligations (12.0%)
Agency (2.5%)
Federal Home Loan Mortgage Corp.
3.750% 12/15/11	54,447	54,330
4.000% 09/15/15	510,000	511,683
4.500% 10/15/18	257,305	260,486
6.500% 10/15/23	100,000	105,896
Government National Mortgage Association
4.430% 04/16/34	90,000	91,206
4.500% 04/16/28	1,000,000	1,010,224
4.807% 08/16/32	90,000	92,027
4.954% 05/16/31	100,000	100,457
		2,226,309

See Accompanying Notes to Financial Statements.
27

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (continued)
Non-Agency (9.5%)
Bear Stearns Adjustable Rate Mortgage Trust
5.476% 02/25/47 (c)	$999,552	$1,022,516
Bear Stearns Asset Backed Securities Trust
5.000% 01/25/34 (c)	212,448	213,036
Chase Mortgage Finance Corp.
6.020% 03/25/37 (c)	1,470,577	1,486,115
Countrywide Alternative Loan Trust
5.250% 03/25/35	643,657	635,440
5.250% 08/25/35	498,307	500,314
5.500% 10/25/35	590,970	588,391
Countrywide Home Loan Mortgage Pass Through Trust
4.592% 12/19/33 (c)	216,077	210,644
Lehman Mortgage Trust
6.500% 01/25/38	815,608	828,462
Structured Asset Securities Corp.
5.500% 07/25/33	857,384	818,361
WaMu Mortgage Pass-Through Certificates
5.715% 02/25/37 (c)	1,016,703	1,024,355
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.500% 10/25/35	1,032,490	1,037,905
		8,365,539
Total Collateralized Mortgage Obligations (Cost of $10,609,138)		10,591,848
Commercial Mortgage-Backed Securities (10.0%)
Bear Stearns Commercial Mortgage Securities
4.680% 08/13/39 (c)	30,000	29,246
5.624% 03/11/39 (c)	730,000	696,291
CS First Boston Mortgage Securities Corp.
4.512% 07/15/37	500,000	494,266
4.577% 04/15/37	998,000	987,850
Greenwich Capital Commercial Funding Corp.
5.479% 04/10/37 (c)	100,000	90,158
GS Mortgage Securities Corp. II
5.993% 08/10/45 (c)	1,000,000	1,012,583
JPMorgan Chase Commercial Mortgage Securities Corp.
4.780% 07/15/42	1,040,000	940,812
5.447% 06/12/47	539,000	521,138
5.525% 04/15/43 (c)	1,211,000	1,151,031
5.857% 10/12/35	900,000	923,952
5.992% 06/15/49 (c)	600,000	608,712
LB-UBS Commercial Mortgage Trust
5.103% 11/15/30	600,000	600,102
Merrill Lynch Mortgage Trust
5.416% 11/12/37 (c)	720,000	673,553
Morgan Stanley Capital I
4.970% 12/15/41	71,000	70,352
Total Commercial Mortgage-Backed Securities (Cost of $8,977,924)		8,800,046

See Accompanying Notes to Financial Statements.
28

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (2.2%)
ABFS Mortgage Loan Trust
4.428% 12/15/33	$18,683	$18,639
AmeriCredit Automobile Receivables Trust
4.870% 12/06/10	120,229	120,165
Capital One Multi-Asset Execution Trust
4.050% 03/15/13	250,000	252,944
Citibank Credit Card Issuance Trust
5.350% 02/07/20 (a)	450,000	447,867
Citicorp Residential Mortgage Securities, Inc.
6.080% 06/25/37	310,000	294,894
GE Capital Credit Card Master Note Trust
4.130% 06/15/13	450,000	455,801
IMC Home Equity Loan Trust
7.310% 11/20/28	49,500	49,389
7.520% 08/20/28	34,033	33,956
Onyx Acceptance Grantor Trust
3.890% 02/15/11	281,589	281,673
Wilshire Mortgage Loan Trust
7.255% 05/25/28 (c)	11,436	11,408
Total Asset-Backed Securities (Cost of $1,967,137)		1,966,736
	Shares
Securities Lending Collateral (16.0%)
State Street Navigator Securities Lending Prime Portfolio (e) (7 day yield of 4.147%)	14,161,566	14,161,566
Total Securities Lending Collateral (Cost of $14,161,566)		14,161,566
	Par
Short-Term Obligation (5.1%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/08, due on 02/01/08, at 2.740%, collateralized by a U.S. Treasury Obligation maturing 07/06/17, market value of $4,620,000 (repurchase proceeds $4,525,344)	$4,525,000	4,525,000
Total Short-Term Obligation (Cost of $4,525,000)		4,525,000
Total Investments (118.4%) (Cost of $103,769,379) (f)		104,567,007
Other Assets & Liabilities, Net (-18.4%)		(16,257,478)
Net Assets (100.0%)		$88,309,529

See Accompanying Notes to Financial Statements.
29

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Notes to Schedule of Investments:

(a)  Security purchased on a delayed delivery basis.

(b)  All or a portion of this security was on loan at January 31, 2008. The total market value of securities on loan at January 31, 2008 is $5,413,628.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2008.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the value of this security, which is not illiquid, with a market value of $172,426 represents 0.2% of net assets.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  Cost for federal income tax purposes is $103,795,451.

At January 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Mortgage-Backed Securities	36.4
Corporate Fixed-Income Bonds & Notes	21.9
Government & Agency Obligations	14.8
Collateralized Mortgage Obligations	12.0
Commercial Mortgage-Backed Securities	10.0
Asset-Backed Securities	2.2
97.3
Securities Lending Collateral	16.0
Short-Term Obligation	5.1
Other Assets & Liabilities, Net	(18.4)
100.0

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.
30

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (31.8%)
Communications (3.0%)
Media (0.8%)
Comcast Corp.
5.850% 01/15/10	$600,000	$618,204
Jones Intercable, Inc.
7.625% 04/15/08	110,000	110,685
Time Warner Entertainment Co. LP
7.250% 09/01/08	625,000	634,831
		1,363,720
Telecommunication Services (2.2%)
AT&T, Inc.
4.125% 09/15/09	1,000,000	1,003,183
Deutsche Telekom International Finance BV
3.875% 07/22/08	600,000	599,187
Sprint Capital Corp.
6.375% 05/01/09	470,000	470,041
Telefonica Emisones SAU
5.984% 06/20/11	650,000	675,583
Vodafone Group PLC
7.750% 02/15/10 (a)	800,000	853,564
		3,601,558
		4,965,278
Consumer Cyclical (1.2%)
Retail (1.2%)
Target Corp.
3.375% 03/01/08 (a)	500,000	500,003
Wal-Mart Stores, Inc.
6.875% 08/10/09	1,350,000	1,421,839
		1,921,842
Consumer Non-Cyclical (2.4%)
Beverages (0.9%)
Coca-Cola Enterprises, Inc.
5.750% 11/01/08	725,000	737,026
Diageo Capital PLC
3.375% 03/20/08	700,000	700,419
		1,437,445
Food (1.1%)
ConAgra Foods, Inc.
7.875% 09/15/10	700,000	763,581
Fred Meyer, Inc.
7.450% 03/01/08	425,000	426,045
Kraft Foods, Inc.
5.625% 08/11/10	625,000	649,521
		1,839,147

See Accompanying Notes to Financial Statements.

31

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Healthcare Services (0.4%)
UnitedHealth Group, Inc.
4.125% 08/15/09	$650,000	$652,680
		3,929,272
Energy (0.2%)
Pipelines (0.2%)
TransCanada Pipelines Ltd.
6.125% 02/19/10	350,000	372,128
Financials (19.1%)
Banks (6.6%)
Barclays Bank PLC
7.400% 12/15/09	1,300,000	1,390,940
Fifth Third Bank
4.200% 02/23/10	1,000,000	1,001,519
Marshall & Ilsley Corp.
4.375% 08/01/09	1,000,000	1,002,494
Mellon Funding Corp.
3.250% 04/01/09	1,175,000	1,166,842
PNC Funding Corp.
4.500% 03/10/10	1,300,000	1,315,090
Regions Financial Corp.
4.500% 08/08/08	790,000	793,219
SunTrust Banks, Inc.
4.250% 10/15/09	1,425,000	1,431,470
U.S. Bancorp
3.125% 03/15/08	1,250,000	1,249,051
Wells Fargo & Co.
3.120% 08/15/08	810,000	806,408
4.000% 08/15/08	600,000	600,722
		10,757,755
Diversified Financial Services (8.8%)
American Express Centurion Bank
4.375% 07/30/09	1,350,000	1,360,989
Bear Stearns Co., Inc.
4.550% 06/23/10 (a)	1,000,000	975,393
Capital One Bank
5.750% 09/15/10	925,000	912,911
CIT Group, Inc.
4.250% 02/01/10 (a)	580,000	557,988
Citigroup, Inc.
4.250% 07/29/09 (a)	1,300,000	1,309,708
Countrywide Home Loans, Inc.
4.125% 09/15/09	600,000	535,000
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	1,300,000	1,340,429

See Accompanying Notes to Financial Statements.

32

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (continued)
Goldman Sachs Group, Inc.
4.500% 06/15/10	$1,200,000	$1,223,635
HSBC Finance Corp.
6.400% 06/17/08	1,375,000	1,387,720
JPMorgan Chase & Co.
3.800% 10/02/09 (a)	1,100,000	1,101,585
Lehman Brothers Holdings, Inc.
3.950% 11/10/09	1,100,000	1,080,802
Merrill Lynch & Co., Inc.
4.125% 01/15/09	1,000,000	996,502
Morgan Stanley
3.875% 01/15/09	1,200,000	1,200,145
SLM Corp.
4.000% 01/15/09 (a)	400,000	386,410
		14,369,217
Insurance (2.1%)
Allstate Corp.
7.200% 12/01/09	1,050,000	1,109,791
American International Group, Inc.
2.875% 05/15/08	1,000,000	996,013
Berkshire Hathaway Finance Corp.
4.125% 01/15/10	785,000	797,533
Genworth Financial, Inc.
4.750% 06/15/09	600,000	603,331
		3,506,668
Real Estate Investment Trusts (REITs) (0.4%)
Simon Property Group LP
4.875% 03/18/10	600,000	603,266
Savings & Loans (1.2%)
Washington Mutual, Inc.
4.000% 01/15/09	625,000	594,312
Western Financial Bank
9.625% 05/15/12	1,325,000	1,431,731
		2,026,043
		31,262,949
Industrials (2.8%)
Aerospace & Defense (1.2%)
Boeing Capital Corp., Ltd.
7.375% 09/27/10	900,000	984,664
United Technologies Corp.
6.500% 06/01/09	970,000	1,013,507
		1,998,171

See Accompanying Notes to Financial Statements.

33

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Machinery (1.2%)
Caterpillar Financial Services Corp.
4.300% 06/01/10	$1,175,000	$1,189,973
John Deere Capital Corp.
4.875% 03/16/09	700,000	709,062
		1,899,035
Miscellaneous Manufacturing (0.1%)
3M Co.
5.125% 11/06/09 (a)	225,000	233,215
Transportation (0.3%)
Union Pacific Corp.
3.875% 02/15/09	415,000	416,233
		4,546,654
Technology (0.5%)
Computers (0.5%)
International Business Machines Corp.
3.800% 02/01/08	725,000	725,000
Utilities (2.6%)
Electric (2.3%)
American Electric Power Co., Inc.
5.375% 03/15/10	800,000	822,560
Commonwealth Edison Co.
3.700% 02/01/08 (a)	350,000	350,000
Consolidated Edison Co. of New York
4.700% 06/15/09	1,000,000	1,014,882
Dominion Resources, Inc.
5.125% 12/15/09	450,000	459,643
5.687% 05/15/08 (b)	400,000	401,668
National Rural Utilities Cooperative Finance Corp.
5.750% 08/28/09	675,000	695,163
		3,743,916
Gas (0.3%)
Sempra Energy
4.750% 05/15/09 (a)	484,000	490,157
		4,234,073
Total Corporate Fixed-Income Bonds & Notes (Cost of $51,278,488)		51,957,196

See Accompanying Notes to Financial Statements.

34

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (22.1%)
Agency (7.3%)
Federal Home Loan Mortgage Corp.
4.000% 09/15/15	$443,258	$443,921
4.500% 02/15/15	806,072	815,093
5.000% 09/15/24	828,662	837,309
5.000% 05/15/26	173,987	176,057
5.500% 02/15/25	1,777,914	1,816,997
5.500% 12/15/26	676,309	690,393
6.000% 06/15/25	1,062,180	1,090,802
6.000% 05/15/27	1,200,182	1,232,620
Federal National Mortgage Association
5.500% 07/25/25	1,542,094	1,572,790
6.000% 06/25/27	1,195,584	1,226,702
Government National Mortgage Association
5.000% 06/20/28	1,940,000	1,967,620
		11,870,304
Non-Agency (14.8%)
Bear Stearns Adjustable Rate Mortgage Trust
3.544% 06/25/34 (b)	1,000,000	999,604
Bear Stearns Asset Backed Securities Trust
5.000% 01/25/34 (b)	690,088	692,000
Chase Mortgage Finance Corp.
5.686% 03/25/37 (b)	1,076,560	1,088,404
Countrywide Alternative Loan Trust
5.250% 08/25/35	747,461	750,471
5.500% 02/25/36	2,066,868	2,037,639
Countrywide Home Loan Mortgage Pass Through Trust
5.360% 05/25/37 (b)	868,662	886,979
5.492% 01/25/36 (b)	1,151,969	1,163,873
6.000% 12/25/36	516,383	524,922
JPMorgan Mortgage Trust
5.753% 04/25/36 (b)	1,451,493	1,469,224
6.045% 10/25/36 (b)	3,020,064	3,045,252
MASTR Asset Securitization Trust
5.750% 05/25/36	1,359,631	1,378,259
PNC Mortgage Securities Corp.
0.000% 04/28/27 (b)	5,428	5,410
Residential Accredit Loans, Inc.
5.750% 01/25/36	260,274	262,095
SACO I, Inc.
7.000% 08/25/36 (c)	82,229	81,869
Structured Adjustable Rate Mortgage Loan Trust
5.799% 07/25/36 (b)	2,519,637	2,391,885
Structured Asset Securities Corp.
5.750% 04/25/33	563,540	561,758
Washington Mutual Mortgage Pass-Through Certificates
5.647% 11/25/36 (b)	2,260,954	2,280,293
5.877% 07/25/37 (b)	2,740,441	2,781,085

See Accompanying Notes to Financial Statements.

35

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (continued)
Non-Agency (continued)
Wells Fargo Mortgage Backed Securities Trust
5.240% 04/25/36 (b)	$532,942	$539,151
6.000% 07/25/37	1,338,346	1,357,583
		24,297,756
Total Collateralized Mortgage Obligations (Cost of $35,873,718)		36,168,060
Asset-Backed Securities (17.9%)
AmeriCredit Automobile Receivables Trust
4.050% 02/06/10	65,811	65,858
4.870% 12/06/10	865,645	865,186
Americredit Prime Automobile Receivable
5.270% 11/08/11	1,000,000	1,021,713
Capital Auto Receivables Asset Trust
3.580% 01/15/09	441,345	441,568
Cityscape Home Equity Loan Trust
7.380% 07/25/28	429,406	428,204
7.410% 05/25/28	49,810	49,637
CPS Auto Trust
5.040% 09/15/11 (c)	400,000	408,169
Daimler Chrysler Auto Trust
4.980% 02/08/11	1,200,000	1,218,233
Ford Credit Auto Owner Trust
5.050% 03/15/10	1,826,262	1,839,814
Franklin Auto Trust
5.040% 01/20/11	1,000,000	1,009,378
GE Equipment Midticket LLC
4.530% 06/14/11	2,000,000	2,007,980
Harley-Davidson Motorcycle Trust
2.760% 05/15/11	387,365	385,746
Hyundai Auto Receivables Trust
5.110% 04/15/11	770,000	783,286
IMC Home Equity Loan Trust
7.500% 04/25/26	165,966	165,621
7.520% 08/20/28	460,749	459,717
Long Beach Auto Receivables Trust
4.050% 04/15/11	1,246,337	1,248,300
Navistar Financial Corp. Owner Trust
3.250% 10/15/10	456,667	456,692
Nissan Auto Lease Trust
5.200% 05/17/10	1,000,000	1,016,781
Nissan Auto Receivables Owner Trust
5.220% 11/15/11	3,150,000	3,236,185
Pinnacle Capital Asset Trust
5.770% 05/25/10 (c)	870,000	874,787

See Accompanying Notes to Financial Statements.

36

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
SLM Student Loan Trust
5.051% 03/15/17 (b)	$1,061,365	$1,057,226
5.071% 12/15/20 (b)	1,532,000	1,532,077
Triad Auto Receivables Owner Trust
4.220% 06/12/12	2,300,000	2,316,927
UCFC Home Equity Loan
6.315% 04/15/30	294,833	294,382
USAA Auto Owner Trust
4.130% 11/15/11	2,500,000	2,512,547
4.170% 02/15/11	1,430,000	1,440,829
5.070% 06/15/13	750,000	767,858
Wachovia Auto Loan Owner Trust
5.080% 04/20/12 (c)	1,000,000	1,023,789
WFS Financial Owner Trust
2.810% 08/22/11	342,950	342,843
Total Asset-Backed Securities (Cost of $28,823,125)		29,271,333
Government & Agency Obligations (10.9%)
Foreign Government Obligations (0.9%)
Morocco Government AID Bond
3.313% 05/01/23 (b)	310,000	299,339
Province of Quebec
5.000% 07/17/09 (a)	875,000	900,679
United Mexican States
4.625% 10/08/08 (a)	325,000	326,950
		1,526,968
U.S. Government Agencies (3.9%)
Federal Home Loan Bank
5.125% 08/08/08 (d)	85,000	86,015
5.250% 06/11/10	1,500,000	1,583,121
Federal National Mortgage Association
5.000% 04/20/09	1,400,000	1,439,253
6.250% 02/01/11	3,000,000	3,261,546
		6,369,935
U.S. Government Obligations (6.1%)
U.S. Treasury Note
4.875% 05/31/11 (a)	8,000,000	8,625,624
U.S. Treasury Inflation Indexed Note
3.500% 01/15/11 (a)	1,183,223	1,292,671
		9,918,295
Total Government & Agency Obligations (Cost of $17,646,591)		17,815,198

See Accompanying Notes to Financial Statements.

37

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Mortgage-Backed Securities (8.4%)
Federal Home Loan Mortgage Corp.
4.000% 05/01/11	$1,240,781	$1,241,560
4.500% 03/01/21	1,499,001	1,497,566
5.000% 06/01/22	951,019	963,275
5.500% 01/01/21	373,420	382,277
5.500% 07/01/21	98,980	101,313
5.500% 08/01/21	1,191,706	1,219,791
5.500% 09/01/21	857,235	877,437
5.500% 01/01/22	881,163	901,877
5.500% 03/01/22	914,152	935,641
6.000% 07/01/08	1,432	1,439
6.000% 11/01/14	5,598	5,786
6.000% 08/01/21	573,857	592,770
6.000% 02/01/22	431,937	446,009
6.000% 06/01/22	974,305	1,006,048
6.000% 08/01/22	670,137	691,970
6.000% 10/01/22	1,048,245	1,082,396
Federal National Mortgage Association
5.000% 06/01/20	1,091,326	1,106,787
5.500% 11/01/21	366,279	375,255
6.000% 03/01/09	15,582	15,927
6.000% 05/01/09	141,601	144,734
Small Business Administration
4.875% 03/25/22 (b)	72,381	71,234
4.875% 06/25/22 (b)	166,085	163,434
Total Mortgage-Backed Securities (Cost of $13,504,143)		13,824,526
Commercial Mortgage-Backed Securities (7.9%)
Bear Stearns Commercial Mortgage Securities, Inc.
3.869% 02/11/41	3,425,000	3,397,708
Chase Commercial Mortgage Securities Corp.
7.093% 10/15/32	9,439	9,420
CS First Boston Mortgage Securities Corp.
4.512% 07/15/37	800,000	790,825
5.017% 08/15/38	350,000	349,234
JPMorgan Chase Commercial Mortgage Securities Corp.
4.914% 07/12/37	1,547,389	1,551,398
5.538% 02/12/49	1,853,657	1,870,573
LB-UBS Commercial Mortgage Trust
5.642% 12/15/25	406,324	411,513
Merrill Lynch Mortgage Trust
4.446% 09/12/42	1,644,209	1,636,782
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.549% 06/12/50	1,881,161	1,898,586
Prudential Securities Secured Financing Corp.
6.480% 11/01/31	946,010	952,118
Total Commercial Mortgage-Backed Securities (Cost of $12,845,783)		12,868,157

See Accompanying Notes to Financial Statements.

38

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Securities Lending Collateral (9.2%)
State Street Navigator Securities Lending Prime Portfolio (e) (7 day yield of 4.147%)	15,161,975	$15,161,975
Total Securities Lending Collateral (Cost of $15,161,975)		15,161,975
	Par
Short-Term Obligation (0.5%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/08, due 02/01/08 at 2.740%, collateralized by a U.S. Government Agency Obligation maturing 01/09/18, market value $859,788 (repurchase proceeds $840,064)	$840,000	840,000
Total Short-Term Obligation (Cost of $840,000)		840,000
Total Investments (108.7%) (Cost of $175,973,823) (f)		177,906,445
Other Assets & Liabilities, Net (-8.7%)		(14,277,965)
Net Assets (100.0%)		$163,628,480

Notes to Schedule of Investments:

(a)  All or a portion of this security was on loan at January 31, 2008. The total market value of securities on loan at January 31, 2008 is $14,901,539.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2008.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, these securities, which are not illiquid, amounted to $2,388,614, which represents 1.5% of net assets.

(d)  All or a portion of this security is pledged as collateral for open futures contracts.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  Cost for federal income tax purposes is $176,194,454.

At January 31, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
U.S. Treasury Note 2 year	69	$14,712,093	$14,511,224	Mar-2008	$200,869

See Accompanying Notes to Financial Statements.

39

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At January 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bonds & Notes	31.8
Collateralized Mortgage Obligations	22.1
Asset-Backed Securities	17.9
Government & Agency Obligations	10.9
Mortgage-Backed Securities	8.4
Commercial Mortgage-Backed Securities	7.9
99.0
Securities Lending Collateral	9.2
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	(8.7)
100.0

See Accompanying Notes to Financial Statements.

40

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Par	Value
Asset-Backed Securities (37.7%)
Advanta Business Card Master Trust
5.300% 05/21/12	$1,000,000	$1,017,767
American Express Credit Account Master Trust
4.606% 10/15/10 (a)	500,000	500,143
AmeriCredit Automobile Receivables Trust
3.930% 10/06/11	491,921	480,712
5.190% 11/06/11	1,500,000	1,470,689
5.210% 10/06/11	1,000,000	997,367
5.420% 08/08/11	1,750,000	1,745,966
Bank One Issuance Trust
3.940% 04/16/12	2,000,000	2,019,770
Bay View Auto Trust
4.550% 02/25/14	1,000,000	1,011,075
5.010% 06/25/14	300,000	303,816
Capital Auto Receivables Asset Trust
5.400% 01/20/09 (b)	250,026	250,333
Capital One Master Trust
6.356% 06/15/11	1,000,000	1,009,113
Capital One Multi-Asset Execution Trust
4.400% 08/15/11	1,000,000	1,007,758
Capital One Prime Auto Receivables Trust
4.990% 09/15/10	461,820	465,777
5.222% 10/15/08	915,407	919,402
Carmax Auto Owner Trust
5.150% 02/15/11	1,700,000	1,719,853
Centex Home Equity
6.540% 01/25/32 (a)	192,642	132,477
Chase Issuance Trust
4.520% 12/15/10	1,300,000	1,303,550
CIT Equipment Collateral
4.420% 05/20/09	128,823	129,066
5.070% 02/20/10	1,000,000	1,009,847
5.160% 02/20/13	600,000	611,281
Citibank Credit Card Issuance Trust
4.400% 09/15/10	1,500,000	1,503,128
5.300% 05/20/11	1,000,000	1,025,515
CNH Equipment Trust
5.200% 06/15/10	908,831	916,719
5.200% 08/16/10	1,157,554	1,163,967
Drive Auto Receivables Trust
5.300% 07/15/11 (b)	1,276,540	1,276,414
5.490% 05/15/11 (b)	656,426	656,734
Ford Credit Floorplan Master Owner Trust
4.416% 06/15/11 (a)	700,000	685,952
Franklin Auto Trust
4.910% 04/20/10	349,888	351,143
GE Equipment Small Ticket LLC
4.880% 10/22/09 (b)	527,855	531,162
GMAC Mortgage Corp. Loan Trust
6.310% 05/25/36	373,661	364,141

See Accompanying Notes to Financial Statements.

41

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
Gracechurch Card Funding PLC
4.346% 03/15/10 (a)	$1,000,000	$999,593
GS Auto Loan Trust
4.450% 05/17/10	322,784	324,143
Harley-Davidson Motorcycle Trust
5.360% 10/15/10	194,156	194,978
Household Automotive Trust
5.280% 09/17/11	1,500,000	1,519,734
5.300% 11/17/11	1,000,000	1,018,475
5.430% 06/17/11	806,218	817,335
Long Beach Auto Receivables Trust
4.050% 04/15/11	586,512	587,435
4.080% 06/15/10	168,833	168,505
4.406% 05/15/10	182,571	182,805
4.972% 10/15/11	750,000	758,945
5.170% 08/15/11	1,500,000	1,505,029
Nomura Asset Acceptance Corp.
3.516% 01/25/36 (a)(b)	133,825	127,195
Onyx Acceptance Grantor Trust
4.180% 03/15/10	233,821	233,220
Ownit Mortgage Loan Asset-Backed Certificates
5.424% 12/25/36	263,643	261,738
Providian Master Note Trust
4.296% 07/16/12 (a)(b)	750,000	750,469
Residential Funding Mortgage Securities II, Inc.
3.496% 09/25/35 (a)	174,833	171,363
Santander Drive Auto Receivables Trust
5.050% 09/15/11	1,000,000	992,810
Triad Auto Receivables Owner Trust
4.220% 06/12/12	750,000	755,520
4.280% 06/14/10	299,288	298,549
4.770% 01/12/11	646,161	643,981
5.260% 11/14/11	1,750,000	1,749,004
5.410% 08/12/11	1,273,689	1,274,244
Wachovia Auto Owner Trust
4.790% 04/20/10	509,546	511,315
Total Asset-Backed Securities (Cost of $42,095,648)		42,427,022
Corporate Fixed-Income Bonds & Notes (30.6%)
Basic Materials (2.3%)
Chemicals (2.3%)
E.I. Du Pont de Nemours & Co.
6.875% 10/15/09 (c)	1,500,000	1,583,991
Praxair, Inc.
2.750% 06/15/08	1,000,000	997,471
		2,581,462

See Accompanying Notes to Financial Statements.

42

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Communications (3.7%)
Media (2.3%)
Comcast MO of Delaware LLC
9.000% 09/01/08	$1,000,000	$1,020,133
Time Warner Entertainment Co. LP
7.250% 09/01/08	1,000,000	1,015,730
Walt Disney Co.
5.246% 09/10/09 (a)(c)	580,000	580,193
		2,616,056
Telecommunications (1.4%)
AT&T, Inc.
4.959% 05/15/08 (a)	1,000,000	999,641
BellSouth Corp.
4.969% 08/15/08 (a)	600,000	599,384
		1,599,025
		4,215,081
Consumer Cyclical (0.5%)
Retail (0.5%)
Wal-Mart Stores, Inc.
6.875% 08/10/09	500,000	526,607
Consumer Non-Cyclical (1.8%)
Beverages (0.9%)
Diageo Finance BV
4.950% 03/30/09 (a)	1,000,000	993,793
Healthcare Services (0.9%)
UnitedHealth Group Inc.
5.204% 03/02/09 (a)	1,000,000	992,911
		1,986,704
Financials (16.8%)
Banks (3.9%)
American Express Centurion Bank
5.200% 11/26/10 (c)	750,000	770,306
Capital One Bank
6.700% 05/15/08	1,600,000	1,604,498
Comerica Bank
5.180% 08/24/11 (a)	1,000,000	993,073
Westpac Banking Corp.
5.103% 07/11/08 (a)(b)	1,000,000	995,055
		4,362,932
Diversified Financial Services (9.4%)
American Honda Finance Corp.
4.904% 06/23/08 (a)(b)	1,200,000	1,202,460

See Accompanying Notes to Financial Statements.

43

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (continued)
Bear Stearns Companies, Inc.
2.875% 07/02/08	$750,000	$743,197
3.551% 01/30/09 (a)	1,000,000	970,093
Caterpillar Financial Services Corp.
3.146% 08/11/09 (a)	700,000	696,415
Citigroup Global Markets Holdings, Inc.
6.500% 02/15/08	1,000,000	1,000,886
General Electric Capital Corp.
3.294% 01/26/11 (a)(c)	1,000,000	987,554
Goldman Sachs Group, Inc.
3.325% 02/06/12 (a)(c)	1,000,000	967,825
HSBC Finance Corp.
3.306% 08/09/11 (a)	850,000	820,355
Lehman Brothers Holdings, Inc.
4.954% 03/23/09 (a)	750,000	744,596
Morgan Stanley
4.201% 01/18/11 (a)(c)	1,000,000	967,180
SLM Corp.
3.471% 07/27/09 (a)(c)	1,000,000	928,031
Textron Financial Corp.
4.125% 03/03/08	600,000	600,431
		10,629,023
Insurance (1.8%)
Berkshire Hathaway Finance Corp.
4.743% 01/11/11 (a)(b)	1,500,000	1,499,413
4.938% 05/16/08 (a)(c)	500,000	500,393
		1,999,806
Savings & Loans (1.7%)
Washington Mutual Bank
3.235% 11/06/09 (a)	1,000,000	928,987
World Savings Bank FSB
5.249% 03/02/09 (a)	1,000,000	1,003,603
		1,932,590
		18,924,351
Industrials (2.4%)
Miscellaneous Manufacturing (0.9%)
Honeywell International, Inc.
5.171% 03/13/09 (a)	1,000,000	999,207
Transportation (1.5%)
Norfolk Southern Corp.
6.000% 04/30/08	700,000	704,150
Union Pacific Corp.
3.875% 02/15/09	1,000,000	1,002,972
		1,707,122
		2,706,329

See Accompanying Notes to Financial Statements.

44

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Technology (0.9%)
Computers (0.9%)
Hewlett-Packard Co.
5.001% 06/15/09 (a)	$1,000,000	$995,419
Utilities (2.2%)
Electric (1.3%)
Consolidated Edison Co. of New York, Inc.
4.700% 06/15/09 (c)	500,000	507,441
Duke Energy Carolinas LLC
4.500% 04/01/10	1,000,000	1,020,193
		1,527,634
Gas (0.9%)
Sempra Energy
4.750% 05/15/09 (c)	1,000,000	1,012,721
		2,540,355
Total Corporate Fixed-Income Bonds & Notes (Cost of $34,706,968)		34,476,308
Collateralized Mortgage Obligations (9.0%)
Agency (3.6%)
Federal Home Loan Mortgage Corp.
4.000% 05/15/14	65,027	65,082
4.000% 07/15/24	203,652	203,759
4.500% 11/15/16	272,483	275,006
5.000% 07/15/14	306,948	307,940
5.000% 11/15/15	149,675	151,312
5.000% 02/15/16	522,592	528,922
5.000% 05/15/26	282,854	286,219
5.500% 02/15/24	268,189	271,993
Federal National Mortgage Association
4.500% 03/25/13	418,584	419,556
5.000% 01/25/23	182,150	182,626
5.500% 11/25/26	912,438	931,633
6.000% 01/25/31	367,839	370,162
		3,994,210
Non-Agency (5.4%)
Axon Financial Funding Ltd.
5.281% 04/04/17 (a)(b)(d)(e)(j)	1,750,000	17,500
Bear Stearns Alt-A Trust
3.596% 12/25/46 (a)(d)	905,082	723,362
Granite Master Issuer PLC
4.158% 12/17/54 (a)	750,000	675,000

See Accompanying Notes to Financial Statements.

45

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (continued)
Non-Agency (continued)
Indymac Index Mortgage Loan Trust
3.616% 04/25/37 (a)	$304,010	$248,255
JPMorgan Mortgage Trust
5.500% 04/25/36	335,200	337,996
Kildare Securities Ltd.
5.166% 06/10/14 (a)(b)	131,781	131,583
5.206% 12/10/43 (a)(b)	1,000,000	982,475
Leek Finance PLC
5.020% 12/21/38 (a)(b)	1,500,000	1,469,115
Opteum Mortgage Acceptance Corp.
5.470% 12/25/35 (a)	188,811	189,553
Residential Mortgage Securities PLC
4.940% 11/14/31 (a)(b)	451,470	449,452
Washington Mutual, Inc.
4.834% 10/25/35 (a)	594,203	598,238
6.250% 07/25/36	293,302	296,715
		6,119,244
Total Collateralized Mortgage Obligations (Cost of $11,969,746)		10,113,454
Government & Agency Obligations (6.2%)
U.S. Government Agencies (5.0%)
Federal Home Loan Bank
4.375% 10/22/10 (c)	1,000,000	1,037,670
4.650% 11/20/09	1,000,000	1,001,088
Federal Home Loan Mortgage Corp.
5.000% 06/11/09 (c)	1,500,000	1,546,998
Federal National Mortgage Association
5.250% 01/15/09 (c)	2,000,000	2,049,100
		5,634,856
U.S. Government Obligations (1.2%)
U.S. Treasury Notes
3.875% 05/15/09	250,000	255,371
4.875% 01/31/09 (c)	1,000,000	1,026,875
		1,282,246
Total Government & Agency Obligations (Cost of $6,834,429)		6,917,102
Mortgage-Backed Securities (3.2%)
Federal Home Loan Mortgage Corp.
3.500% 09/01/08	1,094,327	1,089,832
5.079% 02/01/36 (a)	1,190,123	1,193,618
Federal National Mortgage Association
4.025% 03/01/34 (a)	1,306,627	1,305,847
Total Mortgage-Backed Securities (Cost of $3,557,384)		3,589,297

See Accompanying Notes to Financial Statements.

46

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Securities Lending Collateral (11.1%)
State Street Navigator Securities Lending Prime Portfolio (f) (7 day yield of 4.147%)	12,462,769	$12,462,769
Total Securities Lending Collateral (Cost of $12,462,769)		12,462,769
	Par
Short-Term Obligations (13.0%)
Commercial Paper (11.3%)
Bank of Tokyo Mitsubishi Ltd. NY
4.950% 02/20/08	$1,500,000	1,500,000
Barclays Bank PLC
5.000% 02/19/08	1,500,000	1,500,000
Concord Minutemen Capital Co. LLC
3.450% 04/17/08 (g)	500,000	496,358
Galaxy Funding, Inc.
4.500% 03/13/08 (g)	1,000,000	994,875
Grampian Funding LLC
4.485% 03/10/08 (g)	1,600,000	1,592,425
4.590% 04/02/08 (g)	2,200,000	2,182,890
Irish Life & Permanent PLC
4.565% 04/08/08 (g)	1,500,000	1,487,256
Lake Constance Funding LLC
4.585% 04/10/08 (g)	1,000,000	989,938
Natixis NY
3.170% 04/02/08 (g)	2,000,000	1,999,967
		12,743,709
Repurchase Agreement (0.8%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/08, due 02/01/08 at 2.740%, collateralized by a U.S. Government Agency Obligation maturing 01/09/18, market value $971,713 (repurchase proceeds $948,072)	948,000	948,000
U.S. Government Agencies (0.9%)
Federal National Mortgage Association
3.750% 07/09/08 (h)	1,000,000	983,438
Total Short-Term Obligations (Cost of $14,675,147)		14,675,147
Total Investments (110.8%) (Cost of $126,302,091) (i)		124,661,099
Other Assets & Liabilities, Net (-10.8%)		(12,102,937)
Net Assets (100.0%)		$112,558,162

See Accompanying Notes to Financial Statements.

47

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Notes to Schedule of Investments:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2008.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, these securities, which are not illiquid except for those in the following table, amounted to $10,339,360, which represents 9.2% of net assets.

Security	Acquisition Date	Par/Unit	Cost	Value
Axon Financial Funding Ltd. 5.281% 04/04/17	04/04/07	$1,750,000	$1,750,000	$17,500

(c)  All or a portion of this security was on loan at January 31, 2008. The total market value of securities on loan at January 31, 2008 is $12,228,364.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(e)  Security issued by a structured investment vehicle.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  The rate shown represents the discount rate at the date of purchase.

(h)  The rate shown represents the annualized yield at the date of purchase.

(i)  Cost for federal income tax purposes is $126,396,786.

(j)  The issuer is in default of certain debt covenants. Income is being accrued. At January 31, 2008, the value of this security represents less than 0.1% of net assets.

At January 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Asset-Backed Securities	37.7
Corporate Fixed-Income Bonds & Notes	30.6
Collateralized Mortgage Obligations	9.0
Government & Agency Obligations	6.2
Mortgage-Backed Securities	3.2
86.7
Securities Lending Collateral	11.1
Short-Term Obligations	13.0
Other Assets & Liabilities, Net	(10.8)
100.0

See Accompanying Notes to Financial Statements.

48

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Par (a)		Value
Corporate Fixed-Income Bonds & Notes (93.9%)
Basic Materials (7.7%)
Chemicals (3.2%)
Agricultural Chemicals (0.9%)
Mosaic Co.
7.875% 12/01/16 (b)		$420,000	$453,600
Chemicals-Diversified (1.5%)
Huntsman International LLC
6.875% 11/15/13 (b)	EUR	165,000	231,814
7.875% 11/15/14		290,000	301,600
NOVA Chemicals Corp.
6.500% 01/15/12		275,000	253,000
			786,414
Chemicals-Specialty (0.8%)
Chemtura Corp.
6.875% 06/01/16		440,000	400,400
			1,640,414
Forest Products & Paper (1.7%)
Paper & Related Products (1.7%)
Cascades, Inc.
7.250% 02/15/13		300,000	275,250
Domtar Corp.
7.125% 08/15/15		305,000	293,562
Georgia-Pacific Corp.
8.000% 01/15/24		300,000	274,500
			843,312
Iron/Steel (0.8%)
Steel-Producers (0.8%)
Russel Metals, Inc.
6.375% 03/01/14		470,000	418,300
Metals & Mining (2.0%)
Diversified Minerals (1.0%)
FMG Finance Ltd.
10.625% 09/01/16 (b)		445,000	505,075
Metal-Diversified (1.0%)
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17		500,000	531,250
			1,036,325
			3,938,351
Communications (17.7%)
Media (8.1%)
Broadcast Services/Programs (0.7%)
Liberty Media LLC
8.250% 02/01/30		425,000	385,263

See Accompanying Notes to Financial Statements.

49

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Cable TV (4.3%)
Charter Communications Holdings II LLC
10.250% 09/15/10	$305,000	$288,988
CSC Holdings, Inc.
7.625% 04/01/11	345,000	341,550
7.625% 07/15/18	130,000	116,350
DirecTV Holdings LLC
6.375% 06/15/15	745,000	700,300
EchoStar DBS Corp.
6.625% 10/01/14	805,000	785,881
		2,233,069
Multimedia (1.6%)
Lamar Media Corp.
7.250% 01/01/13	465,000	459,187
Quebecor Media, Inc.
7.750% 03/15/16	385,000	357,088
		816,275
Publishing-Periodicals (0.9%)
Idearc, Inc.
8.000% 11/15/16	245,000	219,275
R.H. Donnelley Corp.
8.875% 10/15/17 (b)	275,000	233,063
		452,338
Television (0.6%)
Univision Communications, Inc.
7.850% 07/15/11	300,000	286,125
		4,173,070
Telecommunication Services (9.6%)
Cellular Telecommunications (2.4%)
Alltel Wireless
6.773% 05/15/15 (c)(d)	997,500	906,339
Nextel Communications, Inc.
7.375% 08/01/15	360,000	329,323
		1,235,662
Satellite Telecommunications (0.5%)
Intelsat Bermuda Ltd.
9.250% 06/15/16	285,000	284,288
Telecommunication Equipment (0.8%)
Lucent Technologies, Inc.
6.450% 03/15/29	515,000	414,575
Telecommunication Services (0.6%)
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14	290,000	290,000

See Accompanying Notes to Financial Statements.

50

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Telephone-Integrated (5.3%)
Cincinnati Bell, Inc.
7.000% 02/15/15	$330,000	$308,550
Citizens Communications Co.
7.875% 01/15/27	490,000	448,350
Qwest Communications International, Inc.
7.500% 02/15/14	200,000	198,000
Qwest Corp.
7.500% 10/01/14	580,000	582,900
7.500% 06/15/23	545,000	513,662
Windstream Corp.
7.000% 03/15/19	250,000	234,375
8.625% 08/01/16	440,000	455,400
		2,741,237
		4,965,762
		9,138,832
Consumer Cyclical (11.1%)
Apparel (0.7%)
Apparel Manufacturers (0.7%)
Levi Strauss & Co.
9.750% 01/15/15	360,000	350,100
Auto Parts & Equipment (1.4%)
Auto/Truck Parts & Equipment-Original (0.7%)
ArvinMeritor, Inc.
8.125% 09/15/15	130,000	109,850
TRW Automotive, Inc.
7.000% 03/15/14 (b)	305,000	279,837
		389,687
Auto/Truck Parts & Equipment-Replacement (0.2%)
Commercial Vehicle Group, Inc.
8.000% 07/01/13	100,000	84,625
Rubber-Tires (0.5%)
Goodyear Tire & Rubber Co.
8.625% 12/01/11	81,000	83,329
9.000% 07/01/15	175,000	182,875
		266,204
		740,516
Entertainment (2.6%)
Gambling (Non-Hotel) (0.7%)
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (b)	370,000	351,500
Music (1.0%)
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (b)	360,000	324,000

See Accompanying Notes to Financial Statements.

51

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Music (continued)
WMG Acquisition Corp.
7.375% 04/15/14	$210,000	$163,800
		487,800
Racetracks (0.9%)
Speedway Motorsports, Inc.
6.750% 06/01/13	490,000	481,425
		1,320,725
Home Builders (1.1%)
Building-Residential/Commercial (1.1%)
KB Home
5.875% 01/15/15	615,000	553,500
Home Furnishings (0.3%)
Home Furnishings (0.3%)
Sealy Mattress Co.
8.250% 06/15/14	210,000	181,650
Leisure Time (0.9%)
Cruise Lines (0.9%)
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	465,000	452,338
Lodging (1.6%)
Casino Hotels (1.6%)
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (b)	235,000	240,875
MGM Mirage
7.500% 06/01/16	400,000	384,000
Pinnacle Entertainment, Inc.
7.500% 06/15/15 (b)	155,000	123,225
Station Casinos, Inc.
6.625% 03/15/18	150,000	96,375
		844,475
Retail (1.9%)
Retail-Apparel/Shoe (0.4%)
Phillips-Van Heusen Corp.
7.250% 02/15/11	195,000	195,488
Retail-Automobiles (0.4%)
AutoNation, Inc.
7.000% 04/15/14	235,000	209,150
Retail-Convenience Store (0.5%)
Couche-Tard US LP
7.500% 12/15/13	255,000	253,406
Retail-Propane Distributors (0.6%)
AmeriGas Partners LP
7.125% 05/20/16	305,000	296,612
		954,656

See Accompanying Notes to Financial Statements.

52

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Textiles (0.6%)
Textile-Products (0.6%)
INVISTA
9.250% 05/01/12 (b)	$295,000	$300,163
		5,698,123
Consumer Non-Cyclical (11.5%)
Agriculture (0.6%)
Tobacco (0.6%)
Reynolds American, Inc.
7.625% 06/01/16	305,000	323,011
Beverages (1.3%)
Beverages-Non-Alcoholic (0.5%)
Cott Beverages, Inc.
8.000% 12/15/11	295,000	266,975
Beverages-Wine/Spirits (0.8%)
Constellation Brands, Inc.
8.125% 01/15/12	385,000	385,963
		652,938
Biotechnology (0.6%)
Medical-Biomedical/Gene (0.6%)
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	295,000	297,950
Commercial Services (3.4%)
Commercial Services (0.7%)
Iron Mountain, Inc.
7.750% 01/15/15	365,000	371,387
Funeral Services & Related Items (0.6%)
Service Corp. International
6.750% 04/01/16	100,000	97,750
7.375% 10/01/14	215,000	219,300
		317,050
Non-Profit Charity (0.5%)
Seminole Indian Tribe of Florida
7.804% 10/01/20 (b)	260,000	272,371
Private Corrections (0.8%)
Corrections Corp. of America
6.250% 03/15/13	415,000	412,925
Rental Auto/Equipment (0.8%)
Ashtead Capital, Inc.
9.000% 08/15/16 (b)	295,000	246,325

See Accompanying Notes to Financial Statements.

53

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Rental Auto/Equipment (continued)
United Rentals North America, Inc.
7.750% 11/15/13	$180,000	$147,825
		394,150
		1,767,883
Food (1.0%)
Food-Dairy Products (0.2%)
Dean Foods Co.
7.000% 06/01/16	110,000	100,100
Food-Meat Products (0.4%)
Smithfield Foods, Inc.
7.750% 07/01/17	240,000	226,800
Food-Miscellaneous/Diversified (0.4%)
Del Monte Corp.
6.750% 02/15/15	200,000	186,000
		512,900
Healthcare Services (2.3%)
Medical-Hospitals (2.3%)
HCA, Inc.
9.250% 11/15/16	315,000	330,356
PIK,
9.625% 11/15/16	785,000	826,213
		1,156,569
Household Products/Wares (0.8%)
Consumer Products-Miscellaneous (0.8%)
American Greetings Corp.
7.375% 06/01/16	280,000	277,200
Jarden Corp.
7.500% 05/01/17	165,000	141,075
		418,275
Pharmaceuticals (1.5%)
Medical-Drugs (0.8%)
Elan Finance PLC
8.875% 12/01/13	225,000	214,875
Mylan Laboratories, Inc.
6.625% 10/02/14 (c)(d)	121,753	120,535
8.125% 10/02/14 (c)(d)	78,247	77,465
		412,875
Pharmacy Services (0.7%)
Omnicare, Inc.
6.750% 12/15/13	410,000	375,150
		788,025
		5,917,551

See Accompanying Notes to Financial Statements.

54

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Energy (12.4%)
Coal (2.4%)
Coal (2.4%)
Arch Western Finance LLC
6.750% 07/01/13	$475,000	$459,562
Massey Energy Co.
6.875% 12/15/13	330,000	314,325
Peabody Energy Corp.
6.875% 03/15/13	455,000	451,588
		1,225,475
Oil & Gas (5.8%)
Oil & Gas Drilling (0.8%)
Pride International, Inc.
7.375% 07/15/14	400,000	412,000
Oil Companies-Exploration & Production (4.4%)
Chesapeake Energy Corp.
6.375% 06/15/15	560,000	543,200
Cimarex Energy Co.
7.125% 05/01/17	200,000	195,500
Compton Petroleum Corp.
7.625% 12/01/13	320,000	296,000
Newfield Exploration Co.
6.625% 09/01/14	345,000	339,825
OPTI Canada, Inc.
8.250% 12/15/14 (b)	395,000	387,100
Quicksilver Resources, Inc.
7.125% 04/01/16	320,000	310,400
Southwestern Energy Co.
7.500% 02/01/18 (b)	200,000	205,500
		2,277,525
Oil Refining & Marketing (0.6%)
Tesoro Corp.
6.625% 11/01/15	295,000	286,888
		2,976,413
Pipelines (4.2%)
Pipelines (4.2%)
Atlas Pipeline Partners LP
8.125% 12/15/15	315,000	302,400
Colorado Interstate Gas Co.
6.800% 11/15/15	555,000	586,228
El Paso Corp.
6.875% 06/15/14	295,000	294,052
El Paso Performance-Linked Trust
7.750% 07/15/11 (b)	110,000	113,131
MarkWest Energy Partners LP
6.875% 11/01/14	715,000	675,675
Williams Companies, Inc.
7.750% 06/15/31	205,000	222,425
		2,193,911
		6,395,799

See Accompanying Notes to Financial Statements.

55

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Financials (8.2%)
Diversified Financial Services (5.6%)
Finance-Auto Loans (2.4%)
GMAC LLC
8.000% 11/01/31	$1,490,000	$1,234,851
Finance-Investment Banker/Broker (0.4%)
E*Trade Financial Corp.
7.375% 09/15/13	245,000	186,812
Investment Management/Advisor Service (2.4%)
LVB Acquisition Merger Sub, Inc.
	PIK,
10.375% 10/15/17 (b)	255,000	256,275
Nuveen Investments
6.285% 11/15/14 (c)(d)	352,052	340,280
7.830% 11/15/14 (c)(d)	518,359	501,026
7.884% 11/15/14 (c)(d)	129,590	125,257
		1,222,838
Special Purpose Entity (0.4%)
Goldman Sachs Capital II
5.793% 12/29/49 (d)	300,000	232,131
		2,876,632
Insurance (0.6%)
Property/Casualty Insurance (0.6%)
Crum & Forster Holdings Corp.
7.750% 05/01/17	290,000	282,025
Real Estate Investment Trusts (REITs) (1.6%)
REITS-Hotels (1.0%)
Host Marriott LP
6.375% 03/15/15	530,000	506,150
REITS-Regional Malls (0.6%)
Rouse Co. LP/TRC Co-Issuer, Inc.
6.750% 05/01/13 (b)	345,000	326,834
		832,984
Savings & Loans (0.4%)
Savings & Loans/Thrifts-Western US (0.4%)
Washington Mutual Preferred Funding
9.750% 10/29/49 (b)(d)	235,000	216,200
		4,207,841
Industrials (14.6%)
Aerospace & Defense (2.0%)
Aerospace/Defense-Equipment (0.6%)
DRS Technologies, Inc.
6.625% 02/01/16	290,000	283,475

See Accompanying Notes to Financial Statements.

56

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Electronics-Military (1.4%)
L-3 Communications Corp.
5.875% 01/15/15	$200,000	$194,500
6.375% 10/15/15	555,000	550,837
		745,337
		1,028,812
Electrical Components & Equipment (1.0%)
Wire & Cable Products (1.0%)
Belden, Inc.
7.000% 03/15/17	265,000	253,737
General Cable Corp.
7.104% 04/01/15 (d)	145,000	129,050
7.125% 04/01/17	145,000	138,113
		520,900
Electronics (0.5%)
Electronic Components-Miscellaneous (0.5%)
Flextronics International Ltd.
6.250% 11/15/14	300,000	282,000
Environmental Control (1.0%)
Non-Hazardous Waste Disposal (1.0%)
Allied Waste North America, Inc.
7.125% 05/15/16	550,000	543,125
Machinery-Construction & Mining (0.6%)
Machinery-Construction & Mining (0.6%)
Terex Corp.
8.000% 11/15/17	305,000	299,663
Machinery-Diversified (1.2%)
Machinery-General Industry (1.2%)
Manitowoc Co., Inc.
7.125% 11/01/13	370,000	357,050
Westinghouse Air Brake Technologies Corp.
6.875% 07/31/13	250,000	245,000
		602,050
Miscellaneous Manufacturing (2.0%)
Diversified Manufacturing Operators (1.5%)
Bombardier, Inc.
6.300% 05/01/14 (b)	465,000	455,700
Koppers Holdings, Inc.
(e) 11/15/14 (9.875% 11/15/09)	75,000	63,375
Trinity Industries, Inc.
6.500% 03/15/14	255,000	244,800
		763,875

See Accompanying Notes to Financial Statements.

57

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Miscellaneous Manufacturing (0.5%)
American Railcar Industries, Inc.
7.500% 03/01/14	$275,000	$247,500
		1,011,375
Packaging & Containers (3.2%)
Containers-Metal/Glass (3.2%)
Ball Corp.
6.875% 12/15/12	335,000	337,513
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	370,000	376,475
Owens-Illinois, Inc.
7.500% 05/15/10	485,000	488,637
Silgan Holdings, Inc.
6.750% 11/15/13	460,000	430,100
		1,632,725
Transportation (3.1%)
Transportation-Marine (2.3%)
Overseas Shipholding Group
8.250% 03/15/13	425,000	433,500
Stena AB
7.500% 11/01/13	460,000	450,225
Teekay Corp.
8.875% 07/15/11	310,000	327,050
		1,210,775
Transportation-Services (0.8%)
Bristow Group, Inc.
7.500% 09/15/17 (b)	400,000	404,000
		1,614,775
		7,535,425
Technology (0.9%)
Semiconductors (0.9%)
Electronic Components-Miscellaneous (0.4%)
NXP BV/NXP Funding LLC
7.875% 10/15/14	235,000	215,319
Electronic Components-Semiconductors (0.5%)
Freescale Semiconductor, Inc.
PIK,
9.125% 12/15/14	355,000	268,912
		484,231
Utilities (9.8%)
Electric (9.8%)
Electric-Generation (4.1%)
AES Corp.
7.750% 03/01/14	515,000	525,300
8.000% 10/15/17	265,000	270,300

See Accompanying Notes to Financial Statements.

58

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Electric-Generation (continued)
Edison Mission Energy
7.000% 05/15/17	$815,000	$792,587
Intergen NV
9.000% 06/30/17 (b)	485,000	505,613
		2,093,800
Electric-Integrated (2.0%)
CMS Energy Corp.
6.875% 12/15/15	140,000	141,157
Texas Utilities Corp.
8.396% 10/10/14 (c)(d)	997,500	915,433
		1,056,590
Independent Power Producer (3.7%)
Dynegy Holdings, Inc.
7.125% 05/15/18	330,000	292,050
7.750% 06/01/19	135,000	122,850
Mirant North America LLC
7.375% 12/31/13	545,000	545,000
NRG Energy, Inc.
7.250% 02/01/14	130,000	126,587
7.375% 02/01/16	380,000	367,175
7.375% 01/15/17	60,000	58,125
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (b)	415,000	402,550
		1,914,337
		5,064,727
Total Corporate Fixed-Income Bonds & Notes (Cost of $50,812,434)		48,380,880
Municipal Bond (0.5%)
Other (0.5%)
Tobacco (0.5%)
VA Tobacco Settlement Financing Corp.
Series 2007 A1,
6.706% 06/01/46	275,000	248,820
Total Municipal Bond (Cost of $274,972)		248,820

See Accompanying Notes to Financial Statements.

59

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Short-Term Obligation (3.5%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/08, due 02/01/08 at 2.740%, collateralized by a U.S. Government Agency Obligation maturing 01/09/18, market value $1,821,325 (repurchase proceeds $1,782,136)	$1,782,000	$1,782,000
Total Short-Term Obligation (Cost of $1,782,000)		1,782,000
Total Investments (97.9%) (Cost of $52,869,406) (f)		50,411,700
Other Assets & Liabilities, Net (2.1%)		1,086,060
Net Assets (100.0%)		$51,497,760

Notes to Schedule of Investments:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, these securities, which are not illiquid except for those in the following table, amounted to $6,834,751, which represents 13.3% of net assets.

Security	Acquisition Date	Par/Unit	Cost	Value
Rouse Co. LP/TRC Co-Issuer, Inc. 6.750% 05/01/13	05/02/06	$345,000	$346,757	$326,834
Steinway Musical Instruments, Inc. 7.000% 03/01/14	03/24/06	360,000	362,823	324,000
				$650,834

(c)  Loan participation agreement.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2008.

(e)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid.

(f)  Cost for federal income tax purposes is $53,084,851.

At January 31, 2008, the asset allocation of the Fund was as follows:

Asset Allocation	% of Net Assets
Communications	17.7
Industrials	14.6
Energy	12.4
Consumer Non-Cyclical	11.5
Consumer Cyclical	11.1
Utilities	9.8
Financials	8.2
Basic Materials	7.7
Technology	0.9
Municipal Bond	0.5
94.4
Short-Term Obligation	3.5
Other Assets & Liabilities, Net	2.1
100.0

See Accompanying Notes to Financial Statements.

60

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At January 31, 2008, the Fund had entered into the following forward foreign currency exchange contract:

Forward Currency Contract to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$245,146	$241,147	02/25/08	$(3,999)

Acronym	Name
EUR	Euro
PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

61

STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2008 (Unaudited)

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
ASSETS:
Investments, at identified cost (including repurchase agreements)	$103,769,379	$175,973,823	$126,302,091	$52,869,406
Investments, at value (including securities on loan of 5,413,628, $14,901,539, $ $12,228,364 and $-, respectively)	$104,567,007	$177,906,445	$124,661,099	$50,411,700
Cash	-	174	884	72
Receivable for:
Investments sold	12,231,149	-	-	510,474
Capital stock sold	-	250,000	-	-
Interest	684,612	1,267,663	732,311	874,409
Futures variation margin	-	26,953	-	-
Securities lending	9,169	5,467	3,914	-
Foreign tax reclaim	-	-	1,757	-
Expense reimbursement due from investment advisor	5,480	5,597	6,810	6,226
Trustees' deferred compensation plan	10,940	13,277	10,820	17,542
Other assets	-	-	74,142	-
Total Assets	117,508,357	179,475,576	125,491,737	51,820,423
LIABILITIES:
Collateral on securities loaned	14,161,566	15,161,975	12,462,769	-
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	3,999
Payable to custodian bank	1,889,548	-	-	-
Payable for:
Investments purchased	6,459,488	-	-	98,941
Investments purchased on a delayed delivery basis	6,380,648	-	-	-
Distributions	253,749	614,083	422,742	155,239
Investment advisory fee	19,566	36,431	23,247	17,708
Trustees' fees	107	177	59	90
Audit fee	21,655	20,853	13,926	26,212
Interest expense	-	-	-	658
Trustees' deferred compensation plan	10,940	13,277	10,820	17,542
Other liabilities	1,561	300	12	2,274
Total liabilities	29,198,828	15,847,096	12,933,575	322,663
NET ASSETS	$88,309,529	$163,628,480	$112,558,162	$51,497,760
NET ASSETS CONSIST OF:
Paid-in capital	$88,986,079	$166,885,690	$117,774,611	$69,662,935
Overdistributed net investment income	(84,687)	(317,207)	(148,267)	(354,360)
Accumulated net realized loss	(1,389,491)	(5,073,494)	(3,427,190)	(15,349,154)
Net unrealized appreciation (depreciation) on:
Investments	797,628	1,932,622	(1,640,992)	(2,457,706)
Futures contracts	-	200,869	-	-
Foreign currency translations	-	-	-	(3,955)
NET ASSETS	$88,309,529	$163,628,480	$112,558,162	$51,497,760
Shares of capital stock outstanding	8,572,412	13,905,880	11,924,117	6,959,920
Net asset value, offering and redemption price per share	$10.30	$11.77	$9.44	$7.40

See Accompanying Notes to Financial Statements.
62

STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2008 (Unaudited)

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
NET INVESTMENT INCOME:
Income:
Interest	$2,261,304	$4,121,494	$3,694,951	$2,226,277
Securities lending income	35,413	24,271	23,229	-
Total investment income	2,296,717	4,145,765	3,718,180	2,226,277
Expenses:
Investment advisory fee	104,944	199,279	177,359	120,263
Trustees' fees	6,224	6,830	6,834	7,677
Audit fee	21,522	21,882	20,832	23,900
Other expenses	4,753	5,748	6,204	5,671
Expenses before interest expense	137,443	233,739	211,229	157,511
Interest expense	-	-	-	658
Total expenses	137,443	233,739	211,229	158,169
Expenses waived or reimbursed by investment advisor	(32,499)	(34,460)	(33,870)	(37,247)
Net expenses	104,944	199,279	177,359	120,922
Net investment income	2,191,773	3,946,486	3,540,821	2,105,355
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	696,534	210,674	(1,810,898)	(1,377,778)
Foreign currency transactions	-	-	-	(9,999)
Futures contracts	-	46,222	-	-
Net realized gain (loss)	696,534	256,896	(1,810,898)	(1,387,777)
Net change in unrealized appreciation (depreciation) on:
Investments	1,686,879	2,281,898	(671,216)	826,470
Foreign currency translations	-	-	-	(5,781)
Futures contracts	-	212,123	-	-
Net change in unrealized appreciation (depreciation)	1,686,879	2,494,021	(671,216)	820,689
Net gain (loss)	2,383,413	2,750,917	(2,482,114)	(567,088)
NET INCREASE RESULTING FROM OPERATIONS	$4,575,186	$6,697,403	$1,058,707	$1,538,267

See Accompanying Notes to Financial Statements.
63

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Core Bond Fund		CMG Short Term Bond Fund
	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007
Operations:
Net investment income	$2,191,773	$2,834,176	$3,946,486	$4,821,539
Net realized gain (loss) on investments and futures contracts	696,534	(370,838)	256,896	(190,355)
Net change in unrealized appreciation on investments and futures contracts	1,686,879	199,022	2,494,021	414,582
Net increase resulting from operations	4,575,186	2,662,360	6,697,403	5,045,766
Distributions to shareholders:
From net investment income	(2,296,148)	(2,884,251)	(4,197,857)	(5,163,909)
Share transactions:
Subscriptions	22,208,310	22,467,688	51,213,033	84,402,331
Distributions reinvested	788,495	1,175,961	820,492	2,006,462
Redemptions	(4,639,631)	(11,929,545)	(29,336,382)	(31,843,019)
Net increase from share transactions	18,357,174	11,714,104	22,697,143	54,565,774
Net increase in net assets	20,636,212	11,492,213	25,196,689	54,447,631
NET ASSETS:
Beginning of period	67,673,317	56,181,104	138,431,791	83,984,160
End of period	$88,309,529	$67,673,317	$163,628,480	$138,431,791
Undistributed (overdistributed) net investment income	$(84,687)	$19,688	$(317,207)	$(65,836)
Changes in shares:
Subscriptions	2,198,695	2,216,484	4,398,277	7,273,049
Issued for distributions reinvested	77,325	115,624	70,495	172,759
Redemptions	(453,629)	(1,172,762)	(2,513,075)	(2,741,444)
Net increase	1,822,391	1,159,346	1,955,697	4,704,364

See Accompanying Notes to Financial Statements.
64

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Ultra Short Term Bond Fund		CMG High Yield Fund
	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007
Operations:
Net investment income	$3,540,821	$5,601,789	$2,105,355	$5,624,962
Net realized loss on investments and foreign currency transactions	(1,810,898)	(105,723)	(1,387,777)	(699,567)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(671,216)	(495,504)	820,689	427,881
Net increase resulting from operations	1,058,707	5,000,562	1,538,267	5,353,276
Distributions to shareholders:
From net investment income	(3,586,130)	(5,585,102)	(2,125,385)	(5,912,719)
Share transactions:
Subscriptions	18,275,163	83,925,690	9,551,461	25,687,068
Distributions reinvested	717,639	1,714,428	1,162,072	3,327,328
Redemptions	(56,699,875)	(22,126,272)	(20,801,830)	(62,401,951)
Net increase (decrease) from share transactions	(37,707,073)	63,513,846	(10,088,297)	(33,387,555)
Net increase (decrease) in net assets	(40,234,496)	62,929,306	(10,675,415)	(33,946,998)
NET ASSETS:
Beginning of period	152,792,658	89,863,352	62,173,175	96,120,173
End of period	$112,558,162	$152,792,658	$51,497,760	$62,173,175
Overdistributed net investment income	$(148,267)	$(102,958)	$(354,360)	$(334,330)
Changes in shares:
Subscriptions	1,927,869	8,701,439	1,237,104	3,272,380
Issued for distributions reinvested	75,993	177,745	153,227	425,081
Redemptions	(6,005,744)	(2,294,253)	(2,746,141)	(7,930,977)
Net increase (decrease)	(4,001,882)	6,584,931	(1,355,810)	(4,233,516)

See Accompanying Notes to Financial Statements.
65

NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (Unaudited)

Note 1.  Organization

Columbia Funds Institutional Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains only to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

  CMG Core Bond Fund
  CMG Short Term Bond Fund
  CMG Ultra Short Term Bond Fund
  CMG High Yield Fund

Shares of the Funds are available for purchase by institutional buyers and certain advisory clients of Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, or its affiliates. Each Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. The minimum initial investment requirement is $25,000 for advisory clients of Columbia or one of its affiliates with $1 million invested with Columbia and its affiliates. Please see the Funds' prospectuses for further details.

Investment objectives. CMG Core Bond Fund seeks to provide investors a high level of current income consistent with capital preservation. CMG Short Term Bond Fund seeks to provide investors a high level of current income consistent with a high degree of stability of principal. CMG Ultra Short Term Bond Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. CMG High Yield Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

Fund shares. The Trust may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation. Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

66

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which Columbia believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures contracts. Each Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Funds may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Funds' sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Funds typically use futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

67

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

Upon entering into a futures contract, a Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Forward foreign currency exchange contracts. Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds are also exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Loan participations and commitments. CMG High Yield Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Delayed delivery securities. The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds hold until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury inflation protected securities. The Funds may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Stripped securities. Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class

68

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Mortgage dollar rolls. The Funds may enter into mortgage "dollar rolls" in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds will hold and maintain in segregated accounts until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Funds' policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Funds sell the securities becomes insolvent, the Funds' right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Funds are required to repurchase may be worth less than instruments which the Funds originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Income recognition. Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses, net of any non-reclaimable tax withholding on foreign securities.

Expenses. General expenses of the Trust are allocated to the Funds and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

69

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification. In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal tax information

The tax character of distributions paid during the year ended July 31, 2007 was as follows:

	July 31, 2007
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
CMG Core Bond Fund	$2,884,251	$-	$-
CMG Short Term Bond Fund	5,163,909	-	-
CMG Ultra Short Term Bond Fund	5,585,102	-	-
CMG High Yield Fund	5,912,719	-	-

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2008, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CMG Core Bond Fund	$1,518,089	$(746,533)	$771,556
CMG Short Term Bond Fund	2,132,288	(420,297)	1,711,991
CMG Ultra Short Term Bond Fund	725,814	(2,461,501)	(1,735,687)
CMG High Yield Fund	320,173	(2,993,324)	(2,673,151)

70

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

The following capital loss carryforwards, determined as of July 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	2008	2009	2010	2012	2013	2014	2015	Total
CMG Core Bond Fund	$-	$-	$-	$-	$-	$304,526	$1,461,747	$1,766,273
CMG Short Term Bond Fund	537,548	-	2,365,257	19,156	25,391	989,127	899,128	4,835,607
CMG Ultra Short Term Bond Fund	-	-	-	29,640	47,961	627,248	685,751	1,390,600
CMG High Yield Fund	-	6,776,032	2,987,019	-	-	-	3,691,106	13,454,157

Capital loss carryforwards of $35,477,813 for CMG High Yield Fund were permanently lost due to provisions under the Internal Revenue Code during the year ended July 31, 2007. Permanently lost and expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2007, post-October capital losses attributed to security transactions were deferred to August 1, 2007, as follows:

Capital Losses
CMG Core Bond Fund	$296,771
CMG Short Term Bond Fund	494,987
CMG Ultra Short Term Bond Fund	225,691
CMG High Yield Fund	506,620

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 ("FIN 48") on January 31, 2008. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

71

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Funds with investment advisory, administrative and other services. Each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, fees for Sarbanes-Oxley compliance, the commitment fee for the line of credit and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, fees and expenses of the independent Trustees (including legal counsel fees), audit fees, interest expense associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

CMG Core Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG High Yield Fund	0.40%

Pricing and bookkeeping fees. The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street.

The fees for financial reporting services, accounting services, and pricing and bookkeeping services under the State Street Agreements and Services Agreement for each Fund are payable by Columbia.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for the Funds are payable by Columbia. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds or Columbia.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Fee waivers and expense reimbursements. Columbia has contractually agreed to waive fees and/or reimburse the Funds through March 1, 2009, for certain expenses so that the expenses incurred by the Funds, including investment advisory fees, will not exceed the following annual rates (exclusive of brokerage commissions, interest, taxes and

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NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Funds' custodian based on each Fund's average daily net assets:

CMG Core Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG High Yield Fund	0.40%

There is no guarantee that these arrangements will continue after March 1, 2009.

Fees paid to officers and trustees. All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, are charged their pro-rata share of the expenses associated with the Chief Compliance Officer. The expenses of the Chief Compliance Officer charged to each Fund are payable by Columbia.

The Funds' eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Note 5.  Portfolio information

For the six month period ended January 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
CMG Core Bond Fund	$42,811,225	$31,450,385	$14,668,030	$7,409,911
CMG Short Term Bond Fund	25,147,875	22,810,852	39,977,303	18,698,634
CMG Ultra Short Term Bond Fund	12,238,819	18,045,597	35,469,521	43,067,834
CMG High Yield Fund	-	-	13,343,372	22,134,104

Note 6.  Line of credit

The Funds and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is charged. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. An annual operations agency fee of $40,000 is paid for the committed line of credit, while an annual administration fee of $15,000 may be charged for the uncommitted line of

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NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

credit. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are included in the unified fee.

For the six month period ended January 31, 2008, the average daily loan balance outstanding for CMG High Yield Fund on days where borrowing existed was $1,000,000 at a weighted average interest rate of 4.74%.

Note 7.  Shares of beneficial interest

As of January 31, 2008, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Core Bond Fund	1	87.8
CMG Short Term Bond Fund	1	93.8
CMG Ultra Short Term Bond Fund	1	100.0
CMG High Yield Fund	1	76.5

As of January 31, 2008, two of the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Core Bond Fund	1	10.3
CMG High Yield Fund	1	13.6

Note 8.  Securities lending

The Funds may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

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NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

Note 9.  Disclosure of significant risks and contingencies

Foreign securities. There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-yield securities. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector focus. The Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

Legal proceedings. CMG Funds are not named as parties to any regulatory proceedings or litigation.

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

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NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

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BOARD CONSIDERATION AND APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held In July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes

77

and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted the performance of each fund through May 31, 2007, relative to that of a peer group selected by an independent third-party data provider for purposes of performance comparisons. Specifically, CMG Core Bond Fund's performance was in the second quintile (where the best performance would be in the first quintile) for the one- and three-year periods, and in the fourth quintile for the five-year period; CMG High Yield Fund's performance was in the fifth quintile for the one-, three- and five-year period, and in the first quintile for the ten-year period (the Trustees noted that the Fund's performance relative to other high yield funds was consistent with its greater emphasis on securities rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's and unrated securities determined by Columbia to be of comparable quality); CMG Short Term Bond Fund's performance was in the first quintile for the one- and three-year periods, and in the second quintile for the five-year period; and CMG Ultra Short Term Bond Fund's performance was in the second quintile for the one- and three-year periods.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the

78

differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered each fund's total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for purposes of expense comparisons. Specifically, CMG Core Bond Fund's total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile); CMG High Yield Fund's total expenses and actual management fees were in the first quintile; CMG Short Term Bond Fund's total expenses and actual management fees were in the first quintile; and CMG Ultra Short Term Bond Fund's total expenses were in the first quintile and actual management fees were in the second quintile.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

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■  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc. October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary Of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

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C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

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14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

  a.  Management-only profitability should be calculated without reference to any Private Bank expense.

  b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

  c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

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6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

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IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees. .

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

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7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,
Steven E. Asher

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COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-44/148641-0108 (03/08) 08/53232

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before investing.

©2008 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

CMG ENHANCED S&P 500® INDEX FUND
CMG LARGE CAP GROWTH FUND
CMG LARGE CAP VALUE FUND
CMG MID CAP GROWTH FUND
CMG MID CAP VALUE FUND
CMG SMALL CAP GROWTH FUND
CMG SMALL CAP VALUE FUND
CMG SMALL/MID CAP FUND
CMG INTERNATIONAL STOCK FUND
PORTFOLIOS OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Semiannual Report
January 31, 2008

NOT FDIC INSURED

May Lose Value

NOT BANK ISSUED

No Bank Guarantee

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. CMG Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and an indirect, wholly-owned subsidiary of Bank of America Corporation and is part of Columbia Management.

Table of Contents

Fund Profile

CMG Enhanced S&P 500® Index Fund	1

CMG Large Cap Growth Fund	5

CMG Large Cap Value Fund	9

CMG Mid Cap Growth Fund	13

CMG Mid Cap Value Fund	17

CMG Small Cap Growth Fund	21

CMG Small Cap Value Fund	25

CMG Small/Mid Cap Fund	29

CMG International Stock Fund	33

Financial Statements

Financial Highlights	37

Schedules of Investments	46

Statements of Assets and Liabilities	116

Statements of Operations	118

Statements of Changes in Net Assets	120

Notes to Financial Statements	125

Board Consideration and Approval of Advisory Agreements	136

Summary of Management Fee Evaluation by Independent Fee Consultant	140

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2008, CMG Enhanced S&P 500® Index Fund returned negative 4.42%. The fund's return was slightly lower than the return of its benchmark, the S&P 500® Index,1 which was negative 4.32% for the same period. The fund held up better than the average return of its peer group, the Lipper Large-Cap Core Funds classification,2 which returned negative 4.70%.

•  Technology, utilities, industrials and health care made the strongest positive contributions to performance in a period that was challenging for the stock market overall. Within technology, a decision to own more than the index of Microsoft, Oracle and MEMC Electronic Materials (3.1%, 1.2% and 0.7% of net assets, respectively), which outperformed during the period, boosted the portfolio's results. Microsoft benefited from double-digit growth in sales revenue and beat consensus estimates for net income and earnings per share. Oracle posted strong double-digit revenue and net income growth for the period, enhanced by solid sales in new software and application licenses. MEMC Electronic Materials has benefited significantly from increased capacity production (hence higher revenues) as well as from increased contract wins. The fund was also overweight in FirstEnergy (1.0% of net assets), which powered its performance in the utility sector. Overweight positions in Lockheed Martin (0.8% of net assets) and Raytheon (0.7% of net assets) helped lift the fund's industrials results, as they posted strong relative gains. Finally, in health care, stock selection aided performance. The fund had more exposure than the index to Humana (0.4% of net assets), a health plan provider, which outperformed during the period, and it had no exposure to a major drug and personal products manufacturer that was one of the sector's worst performers.

•  The materials, financials and energy sectors were the weakest for the fund for the six-month period. The fund did not have as much exposure as the index to Monsanto (0.1% of net assets), which rose as global agriculture boomed from emerging market development and demand for higher protein-based diets. A decision to overweight Merrill Lynch & Co. (0.9% of net assets) and Countrywide Financial also detracted from return, as news from the subprime sector continued to weigh on both companies. Countrywide Financial was sold from the fund. In the energy sector, stock selection worked against the fund. Marathon Oil (1.0% of net assets), which aided performance for many months, declined as the company

1 The Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

missed consensus earnings estimates. We failed to capture the full gain from Hess, which increased substantially during the period. We sold the fund's modest stake in the company before the end of the period.

•  As capital exited the financial sector — the largest in the index — it found its way to a narrow selection of sectors and stocks that held up during a period of extreme volatility. However, we do not believe that the market can sustain this narrow structure, which should help the fund, and the broadly diversified core strategy it employs, going forward.

We appreciate your continued confidence in CMG Enhanced S&P 500® Index Fund.

Portfolio Management

Vikram J. Kuriyan has managed the CMG Enhanced S&P 500® Index Fund since August 2004 and has been with the advisor or its predecessors or affiliate organizations since 2000.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2008 were:

(%)
Exxon Mobil	4.6
Microsoft	3.1
Chevron	1.9
Johnson & Johnson	1.8
JPMorgan Chase	1.8
Procter & Gamble	1.8
General Electric	1.7
Cisco Systems	1.7
AT&T	1.7
International Business Machines	1.6

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in the fund also includes market risk and tracking error risk. Unlike the S&P 500® Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500® Index and the stocks held by the fund will diverge.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	-4.42	-3.96	11.17
S&P 500® Index		-4.32	-2.31	10.74

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	-2.68	3.26	12.77
S&P 500® Index		-1.37	5.49	12.43

Index performance is from May 5, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on distributions or the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.30%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, May 5, 2003 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The S&P 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Enhanced S&P 500® Index Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 – January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	955.81	1,023.88	1.23	1.27	0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2008, CMG Large Cap Growth Fund returned negative 1.76%. The fund held up better than its benchmark, the Russell 1000 Growth Index,1 and the average return of its peer group, the Morningstar Large Growth Category,2 which was negative 3.15% and negative 2.98%, respectively, over the same period. The fund's focus on higher quality large companies with above-average earnings growth and attractive stock valuations helped contain losses in a challenging market environment.

•  The fund's stock selection was strongest in the consumer discretionary, energy and industrials sectors. Within consumer discretionary, education stocks bolstered returns, led by Apollo Group (0.9% of net assets), a for-profit education company benefiting from increased enrollment and profitability. Specialty retailers further aided performance, with strong gains from GameStop (1.1% of net assets), a videogame retailer capitalizing on the new video console cycle. High oil prices helped boost energy stocks, including Hess (0.7% of net assets), an exploration and production company that climbed sharply after obtaining funding for a new project off the coast of Brazil. In the industrial sector, strong global demand for alternative energy sources drove sizable gains in solar stocks First Solar and Suntech Power Holdings (0.6% and 0.5% of net assets, respectively).

•  Technology and telecommunications services detracted from returns. Within technology, software companies, such as SAP in Germany, suffered as investors anticipated cuts in corporate technology spending. Electronic Arts (1.0% of net assets), a video game software developer with a weak product pipeline, also hurt returns. In telecom services, NII Holdings, a Latin American wireless company, declined sharply as competition increased. We sold both SAP and NII Holdings.

•  If the economy slows, we believe that companies that continue to produce consistent earnings growth should be valued by investors. We hope to add to the fund's performance

1 The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

potential by taking advantage of buying opportunities among higher quality growth stocks that have been driven down in the recent market decline.

Thank you for investing in CMG Large Cap Growth Fund.

Portfolio Management

John T. Wilson, lead manager for CMG Large Cap Growth Fund, has managed or co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Edward P. Hickey has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 1998.

Roger R. Sullivan has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Paul J. Berlinguet has co-managed the fund since October 2003 and has been with the advisor or its predecessors since 2003.

Mary-Ann Ward has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 1997.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2008 were:

(%)
Microsoft	3.7
Google	2.7
Cisco Systems	2.5
Wal-Mart Stores	2.2
Apple	2.1
Hewlett-Packard	2.0
Coca-Cola	2.0
International Business Machines	1.7
Monsanto	1.7
United Technologies	1.7

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Large Cap Growth Fund	09/10/03	-1.76	1.91	8.04
Russell 1000 Growth Index		-3.15	0.51	7.01

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Large Cap Growth Fund	09/10/03	6.48	15.35	10.72
Russell 1000 Growth Index		3.41	11.81	9.19

Index performance is from September 10, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on distributions or the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.50% and 0.66%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, September 10, 2003 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Growth Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.
Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 – January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	982.40	1,022.62	2.49	2.54	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2008, CMG Large Cap Value Fund returned negative 5.28%. The fund's benchmark, the Russell 1000 Value Index,1 returned negative 5.42%. The average return of its peer group, the Morningstar Large Value Category,2 was negative 6.07%. Stock selection in the energy and industrials sectors, combined with below-index weights in telecommunications, consumer discretionary and financials, helped the fund hold up better than its benchmark and peer group in a challenging environment for stocks. Stock selection in information technology and health care detracted from returns.

•  Stock selection in the energy and industrials sectors aided the fund's return. Oil and gas companies Hess, Occidental Petroleum, XTO Energy and Newfield Exploration (1.8%, 2.5%, 1.0% and 0.9% of net assets, respectively) all made solid, positive contributions to performance. In the industrials sector, aerospace company L-3 Communications Holdings (1.1% of net assets) fared well after an announcement that it had won a large U.S. Air Force contract. We took profits later in the period and trimmed the position. United Technologies and ABB (2.2% and 0.6% of net assets, respectively) were also strong names in the sector. In the telecommunications sector, the fund did well to avoid one of the period's largest losers in the wireless industry. In consumer discretionary, an underweight in the sector relative to the benchmark was beneficial as the sector had many negative performers. However, positions in retail companies J.C. Penney (0.8% of net assets), Macy's (1.0% of net assets) and Home Depot all detracted from the fund's return. We sold Home Depot on concerns over further declines in the housing market.

•  The portfolio's underweight in the financials sector was positive as volatility continued on worries over the mortgage and subprime environment. However, the fund's position in bond insurer Ambac Financial Group resulted in a significant loss for the fund as concerns about defaults weighed on the company during the period. Fannie Mae (0.5% of net assets) and Barclays PLC also hampered returns. We sold Ambac on concerns over the company's exposure to subprime and other housing-related derivatives. (Derivatives are contracts whose values are based on the performance of an underlying financial asset, index or other investment.) We also sold Barclays, as we became concerned over the European bank's

1 The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

balance sheet exposure to structured investment vehicles (SIVs) and other derivatives related to subprime lending.

•  Stock selection within the technology and health care sectors also detracted from results. Intel, Intersil and EMC (0.8%, 0.6% and 0.8%, respectively), along with Schering-Plough and Merck & Co. (0.8% and 1.5%, respectively), were key disappointments.

•  Because we focus on stock selection, the fund is positioned to reflect the best opportunities we have found on a company-by-company basis. We believe that this time-tested process will serve fund shareholders well over the near and long term.

Thank you for investing in CMG Large Cap Value Fund.

Portfolio Management

Lori J. Ensinger is the lead manager for CMG Large Cap Value Fund and has managed the fund since August 2005. She has been with the advisor or its predecessors or affiliate organizations since 2001.

Diane L. Sobin has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2002.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2008 were:

(%)
Exxon Mobil	4.9
JPMorgan Chase	4.5
AT&T	4.0
General Electric	3.5
Loews	2.9
Wells Fargo	2.8
Occidental Petroleum	2.5
U.S. Bancorp	2.4
Johnson & Johnson	2.4
United Technologies	2.2

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Large Cap Value Fund	09/10/03	-5.28	-3.95	9.95
Russell 1000 Value Index		-5.42	-5.38	11.79

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Large Cap Value Fund	09/10/03	-3.68	3.07	11.66
Russell 1000 Value Index		-6.03	-0.17	13.10

Index performance is from September 10, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on distributions or the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.50% and 0.68%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, September 10, 2003 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Value Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 – January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	947.21	1,022.62	2.45	2.54	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2008, CMG Mid Cap Growth Fund returned negative 2.45%. The fund outperformed both its benchmark, the Russell Midcap Growth Index,1 which returned negative 5.45%, and the negative 4.95% average return of its peer group, the Morningstar Mid Cap Growth Category,2 for the same period. Mounting concerns about an economic recession, financial market illiquidity, declining home prices and weakened consumer spending caused the markets to sell off broadly in January. We believe that stock selection in the energy, information technology and materials sectors helped the fund weather a challenging environment better than its benchmark and peer group.

•  Energy names were among the top positive contributors during the period. Domestic oil exploration and production companies, Continental Resources and Denbury Resources (1.1% and 1.0% of net assets, respectively), benefited from good production growth, low exploration and development costs and high exposure to oil, which continued to climb in price. In the information technology sector, Blackberry-maker Research In Motion (0.3% of net assets) experienced broad demand for its new Pearl device, while graphics processor maker NVIDIA (0.7% of net assets) picked up desktop market share when its main competitor faltered. In the materials sector, agricultural companies led the way. Potash Corp. of Saskatchewan, a global fertilizer manufacturer, and Monsanto, which makes genetically modified seed, benefited as farmers sought to increase crop yields to take advantage of high commodity prices (1.2% and 1.1% of net assets, respectively).

•  Poor performance in the telecommunications and utilities sectors hurt returns during the period. Several individual holdings also detracted. Footwear-maker CROCS (0.7% of net assets) suffered from disappointing earnings and concerns about inventory levels. We continue to own the stock on the belief that CROCS has the potential to continue to generate strong demand for its products globally. We subsequently sold two underperformers during the period: NII Holdings in the telecommunications industry and technology provider to the automotive retail industry, DealerTrack Holdings.

1 The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

•  We anticipate continued stock price volatility due to weakening economic indicators and heightened risk sensitivity in the market. With the goal of maximizing returns and minimizing risk, we intend to take advantage of opportunities arising from investors' fears by screening the investment universe for attractively valued growth companies with strong business models, improving profit margins and improving returns on capital. Our focus remains on U.S.-based companies that derive a significant portion of revenues from abroad because we believe such companies can capitalize on rising global demand for goods and services.

Thank you for investing in the CMG Mid Cap Growth Fund.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been with the advisor or its predecessors or affiliate organizations since 2007.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2008 were:

(%)
Diamond Offshore Drilling	1.4
Allergan	1.4
Equinix	1.3
National-Oilwell Varco	1.3
Urban Outfitters	1.2
Potash Corp. of Saskatchewan	1.2
American Tower	1.1
McDermott International	1.1
Monsanto	1.1
Laboratory Corp. of America	1.1

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Mid Cap Growth Fund	05/05/03	-2.45	4.66	13.82
Russell Midcap Growth Index		-5.45	-1.03	14.65

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Mid Cap Growth Fund	05/05/03	7.18	20.16	16.69
Russell Midcap Growth Index		0.41	11.43	16.99

Index performance is from May 5, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on distributions or the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.70% and 0.95%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, May 5, 2003 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Growth Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 – January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	976.22	1,021.62	3.48	3.56	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2008, CMG Mid Cap Value returned negative 7.16%. The fund's benchmark, the Russell Midcap Value Index,1 returned negative 8.32% for the period. The average return of the fund's peer group, the Morningstar Mid-Cap Value Category,2 was negative 7.52%. Stock selection in the industrials and utilities sectors, combined with a below-index weight in the consumer discretionary sector, helped the fund hold up better than its benchmark and peer group in a challenging environment for stocks. Stock selection in the financials and materials sectors detracted from returns.

•  In the industrials sector, McDermott International and Textron fared well as did defense company L-3 Communications Holdings (1.2%, 1.1% and 0.8% of net assets, respectively). These companies continued to benefit from increased spending on energy infrastructure, industrial equipment and defense. During the period, L-3 announced that it had won a significant U.S. Air Force contract. We took profits in the stock and trimmed our position. Jacobs Engineering Group (0.9% of net assets) also aided the fund's return as its shares rose on continued strength in the engineering and construction end-markets. In utilities, electric companies FPL Group, Entergy and PPL were solid contributors to performance (0.7%, 1.1% and 1.7% of net assets, respectively). All three companies benefited from better-than-expected results from a regional planning consortium, which could have a positive impact on gross margins and earnings for unregulated power generation assets in the region. During the period, we trimmed the fund's overweight relative to the benchmark and deployed the proceeds into stocks in a variety of sectors where we had higher conviction about future prospects because of attractive valuations and the potential for margin expansion. An underweight in consumer discretionary stocks, relative to the benchmark, was beneficial as the sector had many negative performers. However, solid returns from auto components provider BorgWarner (1.0% of net assets) helped cushion these losses.

•  Financials and materials holdings detracted from the fund's returns. Although the fund was underweight in financials, this positive factor was more than offset by the fund's position in bond insurer Ambac Financial Group, which detracted from returns as concerns about defaults

1 The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

2 ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

weighed on the company. PMI Group further eroded returns in the financials sector, and we sold both stocks.

•  Slower economic and corporate earnings growth has provided us with the opportunity to uncover value in companies that we believe have the potential to maintain margins and stabilize or increase revenues. Because we focus on stock selection, the fund is positioned to reflect the best opportunities we have found on a company-by-company basis. We believe that this time-tested process will serve our shareholders well over the near and long term.

We appreciate your continued confidence in CMG Mid Cap Value Fund.

Portfolio Management

Diane L. Sobin, lead manager for the CMG Mid Cap Value Fund, has been co-manager since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Lori J. Ensinger has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2002.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2008 were:

(%)
Hess	2.1
Air Products & Chemicals	1.7
PPL	1.7
PG&E	1.5
Plum Creek Timber	1.5
Edison International	1.5
American Electrical Power	1.5
Bank of Hawaii	1.4
Parker Hannifin	1.3
Sempra Energy	1.3

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Mid Cap Value Fund	05/05/03	-7.16	-3.24	14.07
Russell Midcap Value Index		-8.32	-8.73	16.66

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Mid Cap Value Fund	05/05/03	-4.27	8.07	16.32
Russell Midcap Value Index		-9.30	-1.42	18.16

Index performance is from May 5, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on distributions or the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.70% and 1.06%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, May 5, 2003 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Value Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 – January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	928.41	1,021.62	3.39	3.56	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2008, CMG Small Cap Growth Fund returned negative 1.48%. For the same period, the fund's benchmarks, the Russell 2000 Growth Index and Russell 2000 Index1 returned negative 6.20% and negative 7.51%, respectively. The average return of the fund's peer group, the Morningstar Small Growth Category,2 was negative 8.49%. Mounting concerns about an economic recession, financial market illiquidity, declining home prices and weakened consumer spending caused the markets to sell off broadly in January. We believe positive stock selection in the health care, consumer discretionary and energy sectors helped the fund weather a challenging environment better than its benchmarks and peer group.

•  In the health care sector, top contract research organization ICON (2.4% of net assets) benefited from increased outsourcing of pharmaceutical and biotechnology research. Onyx Pharmaceuticals (1.1% of net assets) experienced success from early trials of its Nexavar drug therapy, the only available treatment for liver cancer. Among consumer discretionary names, China-based New Oriental Education & Technology Group had better-than-anticipated enrollment in its English test preparation programs. We subsequently sold the stock on concerns that future enrollment could slow. Top energy holdings included oil exploration and production company, Concho Resources (1.3% of net assets), which benefited from rising oil prices, high production growth and a low cost structure. Foundation Coal Holdings (0.6% of net assets), with strong geographic exposure across the country, was a beneficiary of strong worldwide demand for coal.

•  Detractors from returns included the financials and telecommunications sectors, along with selected individual holdings. Align Technology projected a decline in demand for its Invisalign orthodontic system due to the weakened macroeconomic climate. China-based Noah Education Holdings had losses due to labeling problems with some of its digital learning devices. We subsequently sold both stocks. Footwear maker CROCS (0.8% of net assets)

1 The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

suffered from excess inventory and disappointing earnings expectations. We continue to own the stock because we believe the firm has the potential to continue to generate strong global demand for its products.

•  We anticipate continued stock price volatility due to weakening economic indicators and heightened risk sensitivity in the market. With the goal of maximizing returns and minimizing risk, we intend to take advantage of opportunities arising from investors' fears by screening the investment universe for attractively valued growth companies with strong business models, improving profit margins and improving returns on capital. We remain focused on U.S.-based companies that derive a significant portion of revenues from abroad because we believe that such companies can capitalize on rising global demand for goods and services.

Thank you for investing in CMG Small Cap Growth Fund.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been with the advisor or its predecessors or affiliate organizations since 2007.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2008 were:

(%)
ICON	2.4
Hologic	2.2
CF Industries Holdings	1.4
Equinix	1.3
Bucyrus International	1.3
Concho Resources	1.3
BioMarin Pharmaceuticals	1.2
BE Aerospace	1.2
SBA Communications	1.2
Terra Industries	1.2

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG Small Cap Growth Fund	08/30/89	-1.48	5.56	18.97	9.88
Russell 2000 Index		-7.51	-9.79	15.26	6.50
Russell 2000 Growth Index		-6.20	-4.55	14.91	3.46

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG Small Cap Growth Fund	08/30/89	7.67	22.27	21.78	10.76
Russell 2000 Index		-7.53	-1.57	16.25	7.08
Russell 2000 Growth Index		-2.09	7.05	16.50	4.32

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on distributions or the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.80% and 1.07%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/09.

Growth of a $3,000,000 investment, February 1, 1998 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Growth Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 – January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	985.22	1,021.11	3.99	4.06	0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2008, CMG Small Cap Value Fund returned negative 6.23%. While this return was disappointing, it was higher than the negative 8.89% and negative 7.51% return of its benchmarks, the Russell 2000 Value Index and the Russell 2000 Index,1 respectively. The fund's return also came out ahead of the average return of its peer group, the Morningstar Small Value Category,2 which was negative 10.32% over the same period. Stock selection, followed by sector weights, helped the fund hold up better than the index and peer group in a challenging environment. We believe that our focus on financially strong companies with attractive valuations helped reduce losses in the market downturn.

•  Strong stock selection and underweights relative to the index in the two weakest sectors of the market—consumer discretionary and financials—helped the fund do better than its Russell benchmarks. In the consumer discretionary sector, the fund avoided builders and media stocks, which posted steep losses, yet owned top performing GameStop, an electronic games retailer (0.2% of net assets) which outperformed for the period. The fund's exposure to financials was significantly below the sector's weight in the Russell 2000 Value Index, which also aided its relative return. The fund avoided certain poorly-performing groups within the financials sector, including real estate investment trusts (REITs) and companies with exposure to the subprime mortgage market. Industrials, where stock selection was strong, and health care, which produced positive absolute gains, also aided the fund's return. Standouts included Woodward Governor (0.5% of net assets), an aerospace and electric power supplier. The fund's technology stocks lagged the index. We tend to favor higher quality technology stocks over more speculative stocks with higher valuations. However, the latter held up better with investors during the period.

•  We remain optimistic that our stock picking strategy has the potential to offer the fund downside protection in a declining market and upside potential once liquidity returns to the monetary system and refuels small-cap stocks. In the meantime, we plan to monitor our holdings closely for signs of deterioration.

1 The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

2 ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Thank you for investing in CMG Small Cap Value Fund.

Portfolio Management

Stephen Barbaro has managed or co-managed the fund since May 2003 and has been with the advisor or its predecessors or affiliate organizations since 1976.

Jeremy Javidi has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2008 were:

(%)
Pediatrix Medical Group	1.3
PAREXEL International	1.1
CH Energy Group	0.9
AptarGroup	0.9
Cash America International	0.8
Anixter International	0.8
Consolidated Graphics	0.8
Werner Enterprises	0.8
American Greetings	0.7
Weis Markets	0.7

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Small Cap Value Fund	05/05/03	-6.23	-7.03	15.78
Russell 2000 Value Index		-8.89	-14.76	14.20
Russell 2000 Index		-7.51	-9.79	13.72

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Small Cap Value Fund	05/05/03	-8.50	-2.23	17.00
Russell 2000 Value Index		-13.08	-9.78	15.51
Russell 2000 Index		-7.53	-1.57	15.73

Index performance is from May 5, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on distributions or the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.80% and 1.02%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, May 5, 2003 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period.

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Value Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 – January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	936.91	1,021.11	3.89	4.06	0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2008, CMG Small/Mid Cap Fund returned negative 4.00%. The fund's benchmarks, the Russell 2500 Growth Index and the Russell 2500 Index1, returned negative 5.52% and negative 7.07%, respectively. The average return of the fund's peer group, the Morningstar Mid Cap Growth Funds Category2, was negative 4.95%. Mounting concerns about an economic recession, financial market illiquidity, declining home prices and weakened consumer spending caused the markets to sell off broadly in January. We believe that stock selection helped the fund weather a challenging environment better than its benchmarks and peer group.

•  Holdings in the energy, healthcare, and materials sectors helped buoy the fund's returns during the period. Among top contributors were domestic oil exploration and production companies, Continental Resources and Southwestern Energy (1.0% and 0.8% of net assets, respectively), which benefited from good production growth and low exploration and development costs. In the health care sector, Onyx Pharmaceuticals (0.6% of net assets) experienced success from early trials of its Nexavar drug therapy used to treat liver cancer. Masimo (0.7% of net assets), leading maker of noninvasive vital sign monitoring technologies, reaped rewards from a deep product development pipeline. Among materials holdings, global fertilizer producers Potash Corp. of Saskatchewan and Agrium (1.6% and 0.7% of net assets, respectively) benefited from strong pricing due to a capacity-constrained fertilizer market and strong demand from farmers seeking to increase crop yields to take advantage of high commodity prices.

•  Holdings in the telecommunications and industrials sectors and an overweight in telecommunications relative to the index hurt returns during the period. Among individual detractors, Align Technology projected a decline in demand for its Invisalign orthodontic system due to the weakened macroeconomic climate. China-based Noah Education Holdings saw losses due to labeling problems with digital learning devices. We subsequently sold both stocks. Footwear maker CROCS (0.7% of net assets) suffered from excess inventory and negative earnings surprises. We continue to own the stock because we believe the firm's products have the potential to continue to generate strong global demand.

1 The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

•  We anticipate continued stock price volatility due to weakening economic indicators and heightened risk sensitivity in the market. With the goal of maximizing returns and minimizing risk, we intend to take advantage of opportunities arising from investors' fears by screening the investment universe for attractively valued growth companies with strong business models, improving profit margins and improving returns on capital. Our focus remains on U.S.-based companies that derive a significant portion of revenues from abroad because we believe such companies can capitalize on rising global demand for goods and services.

We appreciate your continued confidence in the CMG Small/Mid Cap Fund.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been with the advisor or its predecessors or affiliate organizations since 2007.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2008 were:

(%)
Potash Corp. of Saskatchewan	1.6
Hologic	1.5
Equinix	1.4
Urban Outfitters	1.2
ICON	1.2
Intuitive Surgical	1.1
Vocus	1.1
McDermott International	1.1
Cleveland-Cliffs	1.0
Denbury Resources	1.0

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	-4.00	2.28	16.28	5.47
Russell 2500 Growth Index		-5.52	-2.35	15.96	4.57
Russell 2500 Index		-7.07	-7.32	16.15	9.04

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	6.00	19.79	19.35	7.45
Russell 2500 Growth Index		-1.45	9.69	17.43	5.89
Russell 2500 Index		-6.71	1.38	16.99	10.13

Index performance is from December 1, 2000.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on distributions or the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.75% and 1.32%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, December 1, 2000 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period.

The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small/Mid Cap Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 – January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	962.50	1,021.37	3.70	3.81	0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2008, CMG International Stock Fund returned negative 10.90%. The fund's benchmarks, the MSCI EAFE Index and the MSCI All Country World ex U.S. Index,1 returned negative 7.52% and negative 5.76%, respectively. The average return of the fund's peer group, the Morningstar Foreign Large Blend Category,2 was negative 5.57%. Stock selection accounted for the shortfall in return. As corporate earnings declined because of slower economic growth, some investors were willing to pay more for those earnings and bid up the prices of stocks to what we believed were unsustainable levels. Because our investment approach focuses on value and on choosing stocks whose prices are consistent with a company's long-term business prospects, we did not participate in this run-up in valuations or in the short-term gains that some stocks provided. However, we believe the fund's approach will aid it in the long term.

•  We maintained a large position in China, whose economy continued to be buoyed by robust exports and increasing domestic demand for goods and services. The portfolio was overweight in Hong Kong, which has benefited from ties to mainland China's economic growth and to its link to the relatively weak U.S. dollar and declining U.S. interest rates. By contrast, we were underweighted in Japan and Europe, where we believe slower economic growth could put a damper on stock prices going forward. In Japan, we believe the economy is being propped up by exports, offsetting a downturn in domestic activity. In Europe, we believe high interest rates and a strong euro are likely to be negative for economic growth. In the Middle East, huge oil revenues have sparked a wave of infrastructure development. To take advantage of this situation, we invested in Emaar Properties (0.5% of net assets), the largest property developer in the United Arab Emirates. As economic growth slowed, we bought cyclical stocks that had become relatively cheap. We also began to focus on companies that we believe could benefit from long-term trends, such as the search for alternative energy. Vestas Wind Systems in Denmark is an example (0.6% of net assets).

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI All Country World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the U.S. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

•  We believe that the Federal Reserve Board's short-term interest-rate cuts could be positive for the economy—and also for stocks down the road. In the meantime, we plan to use market volatility to put our value investment approach to work by investing in what we believe to be solid companies at attractive share prices.

We appreciate your continued confidence in the CMG International Stock Fund.

Portfolio Management

Fred Copper has managed or co-managed the fund since October 2005 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Timothy R. Anderson has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Paul J. DiGiacomo has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Daisuke Nomoto has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since 2005.

The fund's top ten holdings and countries (as a percentage of net assets) as of January 31, 2008 were:

Holdings	(%)	Countries	(%)
iShares MSCI EAFE Index Fund	2.6	Japan	18.2
Novartis AG, Registered Shares	2.0	United Kingdom	13.5
E.ON AG	1.9	Germany	9.4
Banco Santander Central Hispano SA	1.9	Switzerland	9.3
Total SA	1.7	France	7.1
Banco Bilbao Vizcaya Argentaria SA	1.6	United States	6.3
BASF AG	1.5	Singapore	3.7
BNP Paribas	1.5	Spain	3.4
Roche Holdings AG	1.5	China	2.8
Unilever PLC	1.5	Sweden	2.5

Holdings and country breakdowns are disclosed as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings and country breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency fluctuation, risks associated with possible differences in financial standards and other monetary political risks.

A concentration of investments in a specific sector, such as the technology sector, may cause the fund to experience increased volatility.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	-10.90	-3.36	17.25	7.11
MSCI EAFE Index		-7.52	0.22	20.28	7.13
MSCI All Country World ex U.S. Index		-5.76	5.39	22.88	8.66

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	-4.22	7.51	18.33	8.13
MSCI EAFE Index		0.39	11.17	21.59	8.66
MSCI All Country World ex U.S. Index		4.04	17.12	24.52	10.09

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on distributions or the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.75% and 0.82%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, February 1, 1998 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI All Country World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the U.S. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG International Stock Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 – January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	891.01	1,021.37	3.57	3.81	0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended, January 31,		Year Ended July 31,						Period Ended July 31,
	2008		2007		2006		2005	2004	2003 (a)
Net asset value, beginning of period	$14.53		$13.52		$13.49		$11.97	$10.73	$10.00
Income from investment operations:
Net investment income (b)	0.13		0.25		0.23		0.24 (c)	0.17	0.04
Net realized and unrealized gain (loss) on investments and futures contracts	(0.74)		1.88		0.76		1.58	1.13	0.69
Total from investment operations	(0.61)		2.13		0.99		1.82	1.30	0.73
Less distributions to shareholders:
From net investment income	(0.22)		(0.22)		(0.25)		(0.20)	(0.05)	-
From net realized gains	(0.43)		(0.90)		(0.71)		(0.10)	(0.01)	-
Total distributions to shareholders	(0.65)		(1.12)		(0.96)		(0.30)	(0.06)	-
Net asset value, end of period	$13.27		$14.53		$13.52		$13.49	$11.97	$10.73
Total return (d)(e)	(4.42	)%(f)	15.87%		7.56%		15.32%	12.08%	7.30	%(f)
Ratios to average net assets/Supplemental data:
Net expenses before interest expense	0.25	%(g)	0.25%		0.25%		0.25%	0.25%	0.25	%(g)
Interest expense	-		-	%(h)	-	%(h)	-	-	-
Net expenses	0.25	%(g)	0.25%		0.25%		0.25%	0.25%	0.25	%(g)
Waiver/Reimbursement	0.04	%(g)	0.05%		0.06%		0.04%	0.05%	1.37	%(g)
Net investment income	1.77	%(g)	1.73%		1.70%		1.91%	1.43%	1.50	%(g)
Portfolio turnover rate	24	%(f)	45%		66%		49%	60%	2	%(f)
Net assets, end of period (000's)	$217,780		$222,698		$100,973		$91,633	$98,247	$9,134

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended, January 31,		Year Ended July 31,				Period Ended July 31,
	2008		2007	2006		2005	2004 (a)
Net asset value, beginning of period	$12.51		$11.12	$11.65		$10.25	$10.00
Income from investment operations:
Net investment income (b)	0.03		0.08	0.07		0.12 (c)	0.03
Net realized and unrealized gain (loss) on investments	(0.17)		2.08	0.14		1.37	0.23
Total from investment operations	(0.14)		2.16	0.21		1.49	0.26
Less distributions to shareholders:
From net investment income	(0.07)		(0.08)	(0.08)		(0.09)	(0.01)
From net realized gains	(0.93)		(0.69)	(0.66)		-	-
Total distributions to shareholders	(1.00)		(0.77)	(0.74)		(0.09)	(0.01)
Net asset value, end of period	$11.37		$12.51	$11.12		$11.65	$10.25
Total return (d)(e)	(1.76	)%(f)	19.77%	1.63%		14.55%	2.57	%(f)
Ratios to average net assets/Supplemental data:
Net expenses before interest expense	0.50	%(g)	0.50%	0.50%		0.50%	0.50	%(g)
Interest expense	-	%(g)(h)	-	-	%(h)	-	-
Net expenses	0.50	%(g)	0.50%	0.50%		0.50%	0.50	%(g)
Waiver/Reimbursement	0.14	%(g)	0.16%	0.13%		0.07%	0.14	%(g)
Net investment income	0.51	%(g)	0.63%	0.62%		1.07%	0.31	%(g)
Portfolio turnover rate	75	%(f)	179%	180%		120%	114	%(f)
Net assets, end of period (000's)	$51,523		$58,978	$35,765		$40,312	$40,684

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended, January 31,		Year Ended July 31,					Period Ended July 31,
	2008		2007	2006		2005		2004 (a)
Net asset value, beginning of period	$12.30		$11.89	$12.54		$11.09		$10.00
Income from investment operations:
Net investment income (b) .	0.13		0.22	0.22		0.24		0.18
Net realized and unrealized gain (loss) on investments and written options	(0.72)		1.38	0.92		1.46		0.93
Total from investment operations	(0.59)		1.60	1.14		1.70		1.11
Less distributions to shareholders:
From net investment income	(0.22)		(0.22)	(0.28)		(0.22)		(0.02)
From net realized gains	(1.12)		(0.97)	(1.51)		(0.03)		-
Total distributions to shareholders	(1.34)		(1.19)	(1.79)		(0.25)		(0.02)
Net asset value, end of period	$10.37		$12.30	$11.89		$12.54		$11.09
Total return (c)(d)	(5.28	)%(g)	13.69%	9.85	%(e)	15.41	%(f)	11.15	%(g)
Ratios to average net assets/Supplemental data:
Net expenses	0.50	%(h)	0.50%	0.50%		0.50%		0.50	%(h)
Waiver/Reimbursement	0.19	%(h)	0.18%	0.13%		0.07%		0.14	%(h)
Net investment income	2.08	%(h)	1.78%	1.78%		1.99%		1.86	%(h)
Portfolio turnover rate	28	%(g)	92%	97%		45%		46	%(g)
Net assets, end of period (000's)	$40,379		$44,830	$37,280		$38,731		$47,855

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Total return includes a reimbursement of loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Not annualized.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Instituional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,				Period Ended July 31,
	2008		2007	2006	2005	2004	2003 (a)
Net asset value, beginning of period	$16.48		$14.98	$14.15	$11.04	$10.93	$10.00
Income from investment operations:
Net investment income (loss) (b)	-	(c)	0.09	0.01	(0.03)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(0.20)		3.21	1.20	3.14	0.17	0.94
Total from investment operations	(0.20)		3.30	1.21	3.11	0.12	0.93
Less distributions to shareholders:
From net investment income	(0.06)		(0.05)	-	-	-	-
From net realized gains	(2.59)		(1.75)	(0.38)	-	(0.01)	-
Total distributions to shareholders	(2.65)		(1.80)	(0.38)	-	(0.01)	-
Net asset value, end of period	$13.63		$16.48	$14.98	$14.15	$11.04	$10.93
Total return (d)(e)	(2.45	)%(f)	23.22%	8.56%	28.17%	1.06%	9.30	%(f)
Ratios to average net assets/Supplemental data:
Net expenses	0.70	%(g)	0.70%	0.70%	0.70%	0.70%	0.70	%(g)
Waiver/Reimbursement	0.29	%(g)	0.25%	0.20%	0.21%	0.22%	3.85	%(g)
Net investment income (loss)	0.02	%(g)	0.54%	0.08%	(0.21)%	(0.38)%	(0.44	)%(g)
Portfolio turnover rate	101	%(f)	152%	65%	141%	169%	23	%(f)
Net assets, end of period (000's)	$24,995		$28,674	$23,636	$24,881	$19,284	$2,161

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended, January 31,		Year Ended July 31,				Period Ended July 31,
	2008		2007	2006	2005	2004	2003 (a)
Net asset value, beginning of period	$14.09		$14.02	$15.17	$12.58	$10.69	$10.00
Income from investment operations:
Net investment income (b)	0.06		0.22	0.15	0.11	0.07	0.01
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(0.97)		2.34	1.14	2.66	1.84	0.68
Total from investment operations	(0.91)		2.56	1.29	2.77	1.91	0.69
Less distributions to shareholders:
From net investment income	(0.22)		(0.18)	(0.16)	(0.09)	(0.02)	-
From net realized gains	(1.28)		(2.31)	(2.28)	(0.09)	- (c)	-
Total distributions to shareholders	(1.50)		(2.49)	(2.44)	(0.18)	(0.02)	-
Net asset value, end of period	$11.68		$14.09	$14.02	$15.17	$12.58	$10.69
Total return (d)(e)	(7.16	)%(f)	19.50%	9.30%	22.14%	17.91%	6.90	%(f)
Ratios to average net assets/Supplemental data:
Net expenses	0.70	%(g)	0.70%	0.70%	0.70%	0.70%	0.70	%(g)
Waiver/Reimbursement	0.44	%(g)	0.36%	0.25%	0.19%	0.20%	3.61	%(g)
Net investment income	0.95	%(g)	1.49%	1.02%	0.78%	0.54%	0.49	%(g)
Portfolio turnover rate	19	%(f)	63%	59%	59%	9%	2	%(f)
Net assets, end of period (000's)	$16,974		$19,296	$17,762	$21,277	$21,994	$2,651

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,						Period Ended July 31,		Year Ended October 31,
	2008		2007		2006		2005	2004	2003 (a)		2002
Net asset value, beginning of period	$1.95		$2.03		$6.57		$5.07	$4.62	$3.67		$4.41
Income from investment operations:
Net investment loss (b)	-	(c)	(0.01)		(0.02)		(0.03)	(0.03)	(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments, written options and foreign currency	-	(c)	0.42		0.53	(d)	1.53	0.48	0.97		(0.72)
Total from investment operations	-	(c)	0.41		0.51		1.50	0.45	0.95		(0.74)
Less distributions to shareholders:
From net realized gains	(0.29)		(0.49)		(5.05	)(e)	-	-	-		- (c)
Net asset value, end of period	$1.66		$1.95		$2.03		$6.57	$5.07	$4.62		$3.67
Total return (f)	(1.48	)%(g)(h)	22.69	%(g)	10.46	%(g)	29.59%	9.74%	25.89	%(h)	(16.76)%
Ratios to average net assets/Supplemental data:
Net expenses before interest expense (i)	0.80	%(j)	0.80%		1.09%		0.85%	0.79%	0.81	%(j)	0.79%
Interest expense	-	%(j)(k)	-	%(k)	-		-	-	-		-
Net expenses (i)	0.80	%(j)	0.80%		1.09%		0.85%	0.79%	0.81	%(j)	0.79%
Waiver/Reimbursement	0.25	%(j)	0.27%		0.21%		-	-	-		-
Net investment loss (i)	(0.26	)%(j)	(0.25)%		(0.88)%		(0.61)%	(0.62)%	(0.55	)%(j)	(0.49)%
Portfolio turnover rate	107	%(h)	158%		112%		119%	123%	89	%(h)	120%
Net assets, end of period (000's)	$43,017		$39,899		$40,183		$30,317	$292,028	$293,924		$227,874

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(e)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended, January 31,		Year Ended July 31,					Period Ended July 31,
	2008		2007	2006		2005	2004	2003 (a)
Net asset value, beginning of period	$13.94		$15.31	$16.06		$13.91	$11.29	$10.00
Income from investment operations:
Net investment income (b)	0.06		0.11	0.09		0.11	0.11	0.02
Net realized and unrealized gain (loss) on investments	(0.88)		1.82	1.06		3.11	2.79	1.27
Total from investment operations	(0.82)		1.93	1.15		3.22	2.90	1.29
Less distributions to shareholders:
From net investment income	(0.13)		(0.12)	(0.13)		(0.10)	(0.06)	-
From net realized gains	(1.75)		(3.18)	(1.77)		(0.97)	(0.22)	-
Total distributions to shareholders	(1.88)		(3.30)	(1.90)		(1.07)	(0.28)	-
Net asset value, end of period	$11.24		$13.94	$15.31		$16.06	$13.91	$11.29
Total return (c)(d)	(6.23	)%(e)	12.82%	7.90	%(f)	23.57%	25.79%	12.90	%(e)
Ratios to average net assets/Supplemental data:
Net expenses before interest expense	0.80	%(g)	0.80%	0.80%		0.80%	0.80%	0.80	%(g)
Interest expense	0.01	%(g)	0.01%	-	%(h)	-	-	-
Net expenses	0.81	%(g)	0.81%	0.80%		0.80%	0.80%	0.80	%(g)
Waiver/Reimbursement	0.28	%(g)	0.22%	0.14%		0.12%	0.09%	0.36	%(g)
Net investment income	0.85	%(g)	0.75%	0.60%		0.77%	0.82%	0.66	%(g)
Portfolio turnover rate	28	%(e)	50%	37%		41%	53%	5	%(e)
Net assets, end of period (000's)	$27,434		$31,952	$33,439		$36,989	$40,356	$21,356

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,						Period Ended July 31,		Year Ended October 31,
	2008		2007		2006		2005	2004	2003 (a)		2002
Net asset value, beginning of period	$4.56		$11.24		$11.49		$8.77	$8.30	$6.96		$8.00
Income from investment operations:
Net investment loss (b)	-	(c)	-	(c)	(0.05)		(0.04)	(0.05)	(0.03)		(0.04)
Net realized and unrealized gain (loss) on investments and written options	(0.11)		1.01		1.07		2.76	0.52	1.37		(1.00)
Total from investment operations	(0.11)		1.01		1.02		2.72	0.47	1.34		(1.04)
Less distributions to shareholders:
From net realized gains	(0.69)		(7.69	)(j)	(1.27)		-	-	-		-
Net asset value, end of period	$3.76		$4.56		$11.24		$11.49	$8.77	$8.30		$6.96
Total return (d)(e)	(4.00	)%(f)	21.66%		9.17	%(g)	31.01%	5.66%	19.25	%(f)	(13.00)%
Ratios to average net assets/Supplemental data:
Net expenses	0.75	%(h)	0.75%		0.75%		0.75%	0.75%	0.78	%(h)(i)	0.80	%(i)
Waiver/Reimbursement	0.49	%(h)	0.57%		0.23%		0.09%	0.06%	0.06	%(h)	0.06%
Net investment loss	(0.13	)%(h)	(0.01)		(0.45)%		(0.37)%	(0.49)%	(0.50	)%(h)(i)	(0.45	)%(i)
Portfolio turnover rate	107	%(f)	158%		109%		170%	91%	84	%(f)	125%
Net assets, end of period (000's)	$11,815		$12,516		$8,773		$38,755	$50,662	$73,926		$54,769

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  Annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Capital gain distributions were declared in the current year after significant shareholder redemptions reduced the size of the Fund in the prior year.

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,								Period Ended July 31,		Year Ended October 31,
	2008		2007		2006		2005		2004		2003 (a)		2002
Net asset value, beginning of period	$14.60		$14.63		$13.76		$12.17		$10.33		$9.32		$10.42
Income from investment operations:
Net investment income (b)	0.07		0.27		0.26		0.19		0.14		0.11		0.02
Net realized and unrealized gain (loss) on investments, written options, foreign currency and foreign capital gains tax	(1.54)		2.98		2.85		1.79		1.76		0.95		(1.09)
Total from investment operations	(1.47)		3.25		3.11		1.98		1.90		1.06		(1.07)
Less distributions to shareholders:
From net investment income	(0.47)		(0.36)		(0.27)		(0.10)		(0.06)		(0.05)		(0.03)
From net realized gains	(1.65)		(2.92)		(1.97)		(0.29)		-		-		-
Total distributions to shareholders	(2.12)		(3.28)		(2.24)		(0.39)		(0.06)		(0.05)		(0.03)
Net asset value, end of period	$11.01		$14.60		$14.63		$13.76		$12.17		$10.33		$9.32
Total return (c)	(10.90	)%(d)(e)(f)	24.77	%(d)(f)	24.31	%(d)	16.31	%(d)	18.40	%(d)	11.39	%(d)(e)	(10.28)%
Ratios to average net assets/Supplemental data:
Net expenses before interest expense	0.75	%(g)	0.75%		0.75%		0.75%		0.75%		0.93	%(g)(h)	1.31	%(h)
Interest expense	-	%(g)(i)	0.01%		0.01%		-		-		-		-
Net expenses	0.75	%(g)	0.76%		0.76%		0.75%		0.75%		0.93	%(g)(h)	1.31	%(h)
Waiver/Reimbursement	0.06	%(g)	0.07%		0.06%		0.03%		0.05%		0.06	%(g)	-
Net investment income	0.95	%(g)	1.87%		1.84%		1.47%		1.16%		1.50	%(g)(h)	0.21	%(h)
Portfolio turnover rate	28	%(e)	80%		86%		68%		91%		59	%(e)	111%
Net assets, end of period (000's)	$104,300		$120,314		$105,738		$136,144		$152,251		$58,488		$20,616

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Shares	Value
Common Stocks (99.4%)
Consumer Discretionary (8.7%)
Automobiles (0.1%)
Harley-Davidson, Inc. (a)	5,800	$235,364
Diversified Consumer Services (0.4%)
Apollo Group, Inc., Class A (b)	8,400	669,816
H&R Block, Inc. (a)	7,600	146,452
		816,268
Hotels, Restaurants & Leisure (2.3%)
Darden Restaurants, Inc.	48,000	1,359,360
McDonald's Corp.	43,200	2,313,360
Starbucks Corp. (a)(b)	2,900	54,839
Wyndham Worldwide Corp. (a)	20,900	492,404
Yum! Brands, Inc.	23,400	799,344
		5,019,307
Internet & Catalog Retail (0.5%)
Amazon.com, Inc. (b)	4,000	310,800
Expedia, Inc. (a)(b)	27,700	637,654
IAC/InterActiveCorp (b)	3,700	95,978
		1,044,432
Media (3.5%)
CBS Corp., Class B	31,400	790,966
DIRECTV Group, Inc. (b)	69,100	1,560,278
Gannett Co., Inc.	31,900	1,180,300
McGraw-Hill Companies, Inc.	11,200	478,912
New York Times Co., Class A (a)	11,200	187,488
Omnicom Group, Inc.	6,300	285,831
Time Warner, Inc.	53,100	835,794
Viacom, Inc., Class B (b)	27,400	1,062,024
Walt Disney Co.	43,000	1,286,990
		7,668,583
Specialty Retail (1.5%)
Autozone, Inc. (b)	3,200	386,816
Best Buy Co., Inc. (a)	9,400	458,814
Gap, Inc.	20,100	384,312
Home Depot, Inc.	26,800	821,956
Lowe's Companies, Inc.	100	2,644
RadioShack Corp. (a)	55,500	962,925
Sherwin-Williams Co. (a)	1,900	108,699
TJX Companies, Inc.	2,100	66,276
		3,192,442
Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc. (b)	28,300	907,015
		18,883,411

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (10.4%)
Beverages (2.1%)
Anheuser-Busch Companies, Inc.	13,300	$618,716
Coca-Cola Co.	32,100	1,899,357
PepsiCo, Inc.	28,300	1,929,777
		4,447,850
Food & Staples Retailing (2.9%)
CVS Caremark Corp.	67,100	2,621,597
Kroger Co.	33,800	860,210
SUPERVALU, Inc. (a)	31,400	943,884
Sysco Corp.	5,700	165,585
Wal-Mart Stores, Inc.	33,700	1,714,656
		6,305,932
Food Products (0.4%)
Kellogg Co.	6,500	311,350
Sara Lee Corp.	31,400	441,484
Tyson Foods, Inc., Class A	13,600	193,800
		946,634
Household Products (2.5%)
Clorox Co.	3,000	183,960
Colgate-Palmolive Co.	5,200	400,400
Kimberly-Clark Corp.	14,900	978,185
Procter & Gamble Co.	60,000	3,957,000
		5,519,545
Personal Products (0.2%)
Estee Lauder Companies, Inc., Class A (a)	9,800	413,560
Tobacco (2.3%)
Altria Group, Inc.	43,100	3,267,842
Reynolds American, Inc.	26,900	1,703,577
		4,971,419
		22,604,940
Energy (12.4%)
Energy Equipment & Services (1.6%)
BJ Services Co. (a)	13,300	289,275
Halliburton Co.	15,100	500,867
National-Oilwell Varco, Inc. (b)	22,300	1,343,129
Schlumberger Ltd.	11,200	845,152
Transocean, Inc. (b)	3,300	404,580
		3,383,003
Oil, Gas & Consumable Fuels (10.8%)
Chevron Corp.	48,500	4,098,250
ConocoPhillips	30,300	2,433,696
Exxon Mobil Corp.	116,700	10,082,880
Marathon Oil Corp.	44,200	2,070,770
Occidental Petroleum Corp.	8,300	563,321

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Sunoco, Inc.	22,100	$1,374,620
Tesoro Corp. (a)	7,700	300,685
Valero Energy Corp.	44,500	2,633,955
		23,558,177
		26,941,180
Financials (18.0%)
Capital Markets (4.9%)
Bear Stearns Companies, Inc. (a)	4,900	442,470
Charles Schwab Corp.	28,100	626,630
Franklin Resources, Inc.	2,200	229,306
Goldman Sachs Group, Inc.	15,000	3,011,550
Janus Capital Group, Inc.	25,500	688,755
Lehman Brothers Holdings, Inc.	22,700	1,456,659
Merrill Lynch & Co., Inc.	36,400	2,052,960
Morgan Stanley	42,300	2,090,889
State Street Corp.	1,300	106,756
		10,705,975
Commercial Banks (2.1%)
BB&T Corp. (a)	4,900	177,772
Comerica, Inc.	6,200	270,444
Fifth Third Bancorp (a)	10,100	273,710
KeyCorp	12,300	321,645
National City Corp. (a)	8,000	142,320
Regions Financial Corp.	2,500	63,100
SunTrust Banks, Inc. (a)	5,800	399,910
U.S. Bancorp	24,700	838,565
Wachovia Corp.	13,300	517,769
Wells Fargo & Co.	42,000	1,428,420
Zions Bancorporation	2,600	142,324
		4,575,979
Consumer Finance (0.5%)
American Express Co.	20,400	1,006,128
Diversified Financial Services (3.3%)
CIT Group, Inc.	5,600	156,576
Citigroup, Inc.	110,600	3,121,132
JPMorgan Chase & Co.	83,500	3,970,425
		7,248,133
Insurance (6.0%)
ACE Ltd.	3,000	175,020
Allstate Corp.	45,100	2,222,077
American International Group, Inc.	53,400	2,945,544
Chubb Corp.	8,600	445,394
Genworth Financial, Inc., Class A	1,300	31,642
Hartford Financial Services Group, Inc.	8,400	678,468
Lincoln National Corp.	2,800	152,208
Loews Corp.	10,200	476,238

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Insurance (continued)
MetLife, Inc.	23,000	$1,356,310
Principal Financial Group, Inc.	2,500	149,025
Prudential Financial, Inc.	14,100	1,189,617
SAFECO Corp.	24,900	1,328,913
Travelers Companies, Inc.	30,900	1,486,290
XL Capital Ltd., Class A (a)	10,400	468,000
		13,104,746
Real Estate Investment Trusts (REITs) (0.4%)
General Growth Properties, Inc.	1,700	62,084
Host Hotels & Resorts, Inc.	12,000	200,880
Plum Creek Timber Co., Inc. (a)	3,600	150,300
ProLogis	3,500	207,725
Simon Property Group, Inc.	2,900	259,202
		880,191
Thrifts & Mortgage Finance (0.8%)
Fannie Mae (a)	7,000	237,020
Freddie Mac (a)	21,200	644,268
Washington Mutual, Inc. (a)	35,900	715,128
		1,596,416
		39,117,568
Health Care (12.3%)
Biotechnology (1.8%)
Amgen, Inc. (b)	27,100	1,262,589
Biogen Idec, Inc. (a)(b)	15,200	926,440
Gilead Sciences, Inc. (b)	36,000	1,644,840
		3,833,869
Health Care Equipment & Supplies (1.4%)
Baxter International, Inc.	11,500	698,510
Covidien Ltd.	6,700	299,021
Medtronic, Inc.	38,600	1,797,602
St. Jude Medical, Inc. (b)	800	32,408
Zimmer Holdings, Inc. (b)	4,500	352,215
		3,179,756
Health Care Providers & Services (3.6%)
Aetna, Inc.	17,800	948,028
AmerisourceBergen Corp.	27,600	1,287,540
CIGNA Corp.	13,000	639,080
Coventry Health Care, Inc. (b)	10,500	594,090
Express Scripts, Inc. (b)	3,900	263,211
Humana, Inc. (b)	11,600	931,480
Medco Health Solutions, Inc. (b)	1,600	80,128
UnitedHealth Group, Inc.	19,600	996,464
WellPoint, Inc. (b)	27,000	2,111,400
		7,851,421
Life Sciences Tools & Services (0.0%)
PerkinElmer, Inc.	100	2,489

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (5.5%)
Abbott Laboratories	20,700	$1,165,410
Eli Lilly & Co.	5,900	303,968
Forest Laboratories, Inc. (b)	60,300	2,398,131
Johnson & Johnson	62,900	3,979,054
King Pharmaceuticals, Inc. (a)(b)	15,200	159,448
Merck & Co., Inc.	16,000	740,480
Pfizer, Inc.	140,700	3,290,973
		12,037,464
		26,904,999
Industrials (11.7%)
Aerospace & Defense (5.1%)
Boeing Co.	28,100	2,337,358
Honeywell International, Inc. (b)	30,600	1,807,542
L-3 Communications Holdings, Inc.	4,900	543,067
Lockheed Martin Corp.	16,300	1,759,096
Northrop Grumman Corp.	22,300	1,769,728
Precision Castparts Corp.	5,100	580,380
Raytheon Co.	22,100	1,439,594
United Technologies Corp.	12,700	932,307
		11,169,072
Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc. (a)	100	5,554
FedEx Corp.	3,900	364,572
United Parcel Service, Inc., Class B (a)	23,000	1,682,680
		2,052,806
Commercial Services & Supplies (0.0%)
Robert Half International, Inc. (a)	700	19,446
Construction & Engineering (0.1%)
Fluor Corp.	2,200	267,674
Electrical Equipment (1.1%)
Emerson Electric Co.	9,200	467,728
Rockwell Automation, Inc.	35,200	2,007,104
		2,474,832
Industrial Conglomerates (3.2%)
3M Co.	28,300	2,254,095
General Electric Co.	106,300	3,764,083
Tyco International Ltd.	24,000	944,640
		6,962,818
Machinery (1.1%)
Caterpillar, Inc.	11,100	789,654
Cummins, Inc.	8,000	386,240
Danaher Corp.	600	44,670
ITT Corp. (a)	8,800	522,984

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Paccar, Inc.	100	$4,692
Parker Hannifin Corp. (a)	2,800	189,308
Terex Corp. (b)	6,700	393,692
		2,331,240
Trading Companies & Distributors (0.1%)
W.W. Grainger, Inc. (a)	1,600	127,312
		25,405,200
Information Technology (15.8%)
Communications Equipment (2.3%)
Cisco Systems, Inc. (b)	153,000	3,748,500
Juniper Networks, Inc. (b)	19,400	526,710
QUALCOMM, Inc.	16,900	716,898
		4,992,108
Computers & Peripherals (3.6%)
Apple, Inc. (b)	9,800	1,326,528
Dell, Inc. (b)	45,300	907,812
Hewlett-Packard Co.	45,800	2,003,750
International Business Machines Corp.	32,000	3,434,880
Lexmark International, Inc., Class A (a)(b)	3,500	126,735
		7,799,705
Electronic Equipment & Instruments (0.1%)
Tyco Electronics Ltd.	6,200	209,622
Internet Software & Services (1.0%)
eBay, Inc. (b)	81,700	2,196,913
IT Services (0.3%)
Western Union Co.	32,700	732,480
Semiconductors & Semiconductor Equipment (3.2%)
Applied Materials, Inc.	91,400	1,637,888
Intel Corp.	61,100	1,295,320
Linear Technology Corp. (a)	2,300	63,641
MEMC Electronic Materials, Inc. (b)	22,400	1,600,704
National Semiconductor Corp. (a)	200	3,686
NVIDIA Corp. (b)	18,600	457,374
Texas Instruments, Inc.	65,300	2,019,729
		7,078,342
Software (5.3%)
Autodesk, Inc. (b)	25,700	1,057,555
Compuware Corp. (b)	67,500	573,750
Microsoft Corp. (c)	208,100	6,784,060
Oracle Corp. (b)	130,500	2,681,775
Symantec Corp. (b)	22,000	394,460
		11,491,600
		34,500,770

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Materials (3.3%)
Chemicals (1.0%)
Dow Chemical Co.	26,700	$1,032,222
E.I. Du Pont de Nemours & Co.	9,900	447,282
Ecolab, Inc.	7,900	381,175
Monsanto Co.	2,500	281,100
		2,141,779
Containers & Packaging (0.3%)
Ball Corp.	16,800	770,952
Metals & Mining (1.2%)
Alcoa, Inc.	13,000	430,300
Allegheny Technologies, Inc.	6,900	485,760
Freeport-McMoRan Copper & Gold, Inc.	3,000	267,090
Nucor Corp.	24,500	1,416,100
		2,599,250
Paper & Forest Products (0.8%)
International Paper Co. (a)	53,500	1,725,375
		7,237,356
Telecommunication Services (3.3%)
Diversified Telecommunication Services (3.0%)
AT&T, Inc.	96,500	3,714,285
CenturyTel, Inc.	1,500	55,365
Embarq Corp.	4,600	208,380
Qwest Communications International, Inc. (a)	11,300	66,444
Verizon Communications, Inc.	64,900	2,520,716
		6,565,190
Wireless Telecommunication Services (0.3%)
Sprint Nextel Corp.	62,600	659,178
		7,224,368
Utilities (3.5%)
Electric Utilities (2.2%)
Duke Energy Corp.	1,600	29,856
Edison International	19,700	1,027,552
Exelon Corp.	3,200	243,808
FirstEnergy Corp.	31,400	2,236,308
FPL Group, Inc.	6,200	399,776
Pepco Holdings, Inc.	28,100	715,426
Progress Energy, Inc. (a)	200	9,034
		4,661,760
Gas Utilities (0.0%)
Questar Corp.	400	20,364
Independent Power Producers & Energy Traders (0.6%)
Constellation Energy Group, Inc.	14,300	1,343,628

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Multi-Utilities (0.7%)
CenterPoint Energy, Inc.	22,100	$353,821
NiSource, Inc. (a)	100	1,899
PG&E Corp. (a)	1,200	49,248
Public Service Enterprise Group, Inc.	12,100	1,161,600
		1,566,568
		7,592,320
Total Common Stocks (Cost of $212,902,103)		216,412,112
Securities Lending Collateral (6.5%)
State Street Navigator Securities Lending Prime Portfolio (d) (7 day yield of 4.147%)	14,118,738	14,118,738
Total Securities Lending Collateral (Cost of $14,118,738)		14,118,738
	Par
Short-Term Obligation (0.5%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/08, due 02/01/08, at 2.740%, collateralized by a U.S. Treasury Obligation maturing 10/05/22, market value $1,192,725 (repurchase proceeds $1,168,089)	$1,168,000	1,168,000
Total Short-Term Obligation (Cost of $1,168,000)		1,168,000
Total Investments (106.4%) (Cost of $228,188,841) (e)		231,698,850
Other Assets & Liabilities, Net (-6.4%)		(13,918,743)
Net Assets (100.0%)		$217,780,107

Notes to Schedule of Investments:

(a)  All or a portion of this security was on loan at January 31, 2008. The total market value of securities on loan at January 31, 2008 is $14,135,911.

(b)  Non-income producing security.

(c)  A portion of this security is pledged as collateral for open futures contracts. At January 31, 2008, the total market value of the security pledged amounted to $1,108,400.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  Cost for federal income tax purposes is $228,188,841.

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At January 31, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index	4	$1,379,600	$1,404,019	Mar-2008	$(24,419)

At January 31, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	18.0
Information Technology	15.8
Energy	12.4
Health Care	12.3
Industrials	11.7
Consumer Staples	10.4
Consumer Discretionary	8.7
Utilities	3.5
Materials	3.3
Telecommunication Services	3.3
99.4
Securities Lending Collateral	6.5
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	(6.4)
100.0

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Shares	Value
Common Stocks (95.3%)
Consumer Discretionary (11.1%)
Diversified Consumer Services (1.6%)
Apollo Group, Inc., Class A (a)(b)	5,840	$465,682
DeVry, Inc. (b)	6,849	377,996
		843,678
Hotels, Restaurants & Leisure (0.8%)
Las Vegas Sands Corp. (a)(b)	4,718	413,627
Household Durables (1.0%)
Sony Corp., ADR	10,680	507,193
Internet & Catalog Retail (0.7%)
Amazon.com, Inc. (a)(b)	4,650	361,305
Media (1.6%)
Viacom, Inc., Class B (a)	20,470	793,417
Multiline Retail (0.5%)
Nordstrom, Inc. (b)	7,070	275,023
Specialty Retail (4.1%)
Abercrombie & Fitch Co., Class A	4,650	370,559
Best Buy Co., Inc. (b)	9,860	481,267
GameStop Corp., Class A (a)(b)	10,750	556,097
OfficeMax, Inc. (b)	15,270	378,238
Urban Outfitters, Inc. (a)(b)	11,860	343,940
		2,130,101
Textiles, Apparel & Luxury Goods (0.8%)
NIKE, Inc., Class B	6,690	413,174
		5,737,518
Consumer Staples (10.2%)
Beverages (3.8%)
Coca-Cola Co.	17,080	1,010,624
Molson Coors Brewing Co., Class B (b)	4,950	221,116
PepsiCo, Inc.	10,230	697,584
		1,929,324
Food & Staples Retailing (2.8%)
Costco Wholesale Corp. (b)	5,110	347,173
Wal-Mart Stores, Inc. (b)	21,930	1,115,799
		1,462,972
Household Products (0.8%)
Colgate-Palmolive Co.	5,540	426,580

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Personal Products (1.1%)
Avon Products, Inc. (b)	16,220	$568,024
Tobacco (1.7%)
Altria Group, Inc.	11,210	849,942
		5,236,842
Energy (8.2%)
Energy Equipment & Services (4.0%)
Exterran Holdings, Inc. (a)(b)	2,850	185,934
Halliburton Co. (b)	18,770	622,601
Schlumberger Ltd.	5,440	410,502
Transocean, Inc. (a)	4,715	578,059
Weatherford International Ltd. (a)	4,100	253,421
		2,050,517
Oil, Gas & Consumable Fuels (4.2%)
CONSOL Energy, Inc. (b)	4,550	332,150
Devon Energy Corp.	5,430	461,441
Hess Corp. (b)	3,980	361,503
Southwestern Energy Co. (a)(b)	8,350	466,849
XTO Energy, Inc. (b)	11,124	577,781
		2,199,724
		4,250,241
Financials (6.3%)
Capital Markets (3.6%)
Goldman Sachs Group, Inc. (b)	3,750	752,887
Lazard Ltd., Class A (b)	8,790	347,381
Merrill Lynch & Co., Inc.	8,480	478,272
TD Ameritrade Holding Corp. (a)(b)	14,480	271,645
		1,850,185
Diversified Financial Services (1.2%)
CME Group, Inc. (b)	1,020	631,278
Insurance (1.5%)
Aon Corp. (b)	9,570	416,487
Assurant, Inc. (b)	5,070	328,992
		745,479
		3,226,942
Health Care (17.1%)
Biotechnology (3.3%)
BioMarin Pharmaceuticals, Inc. (a)(b)	9,230	342,064
Genentech, Inc. (a)(b)	5,230	367,094
Genzyme Corp. (a)	5,420	423,464
Gilead Sciences, Inc. (a)	12,850	587,116
		1,719,738

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (4.1%)
Baxter International, Inc.	12,480	$758,035
Covidien Ltd.	6,580	293,666
Hologic, Inc. (a)(b)	6,952	447,431
Zimmer Holdings, Inc. (a)	7,890	617,550
		2,116,682
Health Care Providers & Services (4.3%)
CIGNA Corp.	12,030	591,395
Coventry Health Care, Inc. (a)	6,980	394,928
Express Scripts, Inc. (a)(b)	9,050	610,785
McKesson Corp.	10,270	644,853
		2,241,961
Life Sciences Tools & Services (1.6%)
Thermo Fisher Scientific, Inc. (a)(b)	9,430	485,551
Waters Corp. (a)(b)	5,600	321,720
		807,271
Pharmaceuticals (3.8%)
Allergan, Inc. (b)	6,110	410,531
Bristol-Myers Squibb Co.	19,990	463,568
Johnson & Johnson	7,290	461,165
Merck & Co., Inc.	13,180	609,971
		1,945,235
		8,830,887
Industrials (11.2%)
Aerospace & Defense (4.8%)
Goodrich Corp.	3,280	205,164
Honeywell International, Inc.	10,400	614,328
Raytheon Co. (b)	12,040	784,286
United Technologies Corp.	11,600	851,556
		2,455,334
Construction & Engineering (0.6%)
Quanta Services, Inc. (a)(b)	14,240	312,141
Electrical Equipment (1.1%)
First Solar, Inc. (a)(b)	1,808	328,640
Suntech Power Holdings Co., Ltd., ADR (a)(b)	4,400	240,812
		569,452
Industrial Conglomerates (2.4%)
General Electric Co.	23,920	847,007
McDermott International, Inc. (a)	8,800	415,184
		1,262,191
Machinery (1.0%)
Joy Global, Inc. (b)	8,590	541,599
Road & Rail (1.3%)
Union Pacific Corp. (b)	5,160	645,155
		5,785,872

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Information Technology (24.6%)
Communications Equipment (5.5%)
Cisco Systems, Inc. (a)	52,710	$1,291,395
Corning, Inc.	28,960	697,067
QUALCOMM, Inc.	16,590	703,748
Riverbed Technology, Inc. (a)(b)	5,920	132,312
		2,824,522
Computers & Peripherals (7.0%)
Apple, Inc. (a)	8,080	1,093,709
EMC Corp. (a)(b)	38,360	608,773
Hewlett-Packard Co. (b)	23,560	1,030,750
International Business Machines Corp.	8,350	896,289
		3,629,521
Internet Software & Services (2.9%)
DealerTrack Holdings, Inc. (a)(b)	4,679	126,146
Google, Inc., Class A (a)	2,448	1,381,406
		1,507,552
IT Services (0.5%)
DST Systems, Inc. (a)(b)	3,350	239,525
Semiconductors & Semiconductor Equipment (1.7%)
Intel Corp.	39,970	847,364
Software (7.0%)
Adobe Systems, Inc. (a)	7,030	245,558
Electronic Arts, Inc. (a)(b)	10,360	490,753
Microsoft Corp.	58,500	1,907,100
Oracle Corp. (a)	36,080	741,444
Salesforce.com, Inc. (a)(b)	4,350	227,418
		3,612,273
		12,660,757
Materials (3.9%)
Chemicals (3.3%)
Monsanto Co. (b)	7,928	891,424
Potash Corp. of Saskatchewan, Inc.	1,880	264,855
Praxair, Inc.	6,620	535,624
		1,691,903
Metals & Mining (0.6%)
Freeport-McMoRan Copper & Gold, Inc.	3,400	302,702
		1,994,605
Telecommunication Services (1.4%)
Diversified Telecommunication Services (0.5%)
Time Warner Telecom, Inc., Class A (a)(b)	15,498	270,905
Wireless Telecommunication Services (0.9%)
American Tower Corp., Class A (a)(b)	11,750	440,978
		711,883

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Utilities (1.3%)
Electric Utilities (1.3%)
Entergy Corp. (b)	6,020	$651,244
Total Common Stocks (Cost of $45,947,045)		49,086,791
Securities Lending Collateral (25.6%)
State Street Navigator Securities Lending Prime Portfolio (c)
(7 day yield of 4.147%)	13,166,178	13,166,178
Total Securities Lending Collateral (Cost of $13,166,178)		13,166,178
	Par
Short-Term Obligation (3.9%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/08, due 02/01/08, at 1.710%, collateralized by a U.S. Treasury Obligation maturing 02/15/17, market value of $2,062,500 (repurchase proceeds $2,020,096)	$2,020,000	2,020,000
Total Short-Term Obligation (Cost of $2,020,000)		2,020,000
Total Investments (124.8%) (Cost of $61,133,223) (d)		64,272,969
Other Assets & Liabilities, Net (-24.8%)		(12,750,025)
Net Assets (100.0%)		$51,522,944

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at January 31, 2008. The total market value of securities on loan at January 31, 2008 is $12,996,052.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $61,133,223.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At January 31, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	24.6
Health Care	17.1
Industrials	11.2
Consumer Discretionary	11.1
Consumer Staples	10.2
Energy	8.2
Financials	6.3
Materials	3.9
Telecommunication Services	1.4
Utilities	1.3
95.3
Securities Lending Collateral	25.6
Short-Term Obligation	3.9
Other Assets & Liabilities, Net	(24.8)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Shares	Value
Common Stocks (97.3%)
Consumer Discretionary (5.4%)
Automobiles (0.2%)
General Motors Corp. (a)(b)	3,100	$87,761
Hotels, Restaurants & Leisure (0.9%)
McDonald's Corp. (a)	6,666	356,964
Household Durables (1.6%)
Newell Rubbermaid, Inc.	10,566	254,852
Sony Corp., ADR	8,400	398,916
		653,768
Multiline Retail (1.8%)
J.C. Penney Co., Inc. (a)	6,800	322,388
Macy's, Inc. (a)	14,900	411,836
		734,224
Textiles, Apparel & Luxury Goods (0.9%)
V.F. Corp. (a)	4,500	348,165
		2,180,882
Consumer Staples (9.7%)
Beverages (1.0%)
Diageo PLC, ADR	4,799	387,327
Food & Staples Retailing (0.9%)
Sysco Corp. (a)	12,400	360,220
Food Products (1.5%)
ConAgra Foods, Inc.	24,200	521,026
Smithfield Foods, Inc. (b)	3,800	105,830
		626,856
Household Products (0.6%)
Colgate-Palmolive Co.	3,200	246,400
Personal Products (0.8%)
Avon Products, Inc. (a)	9,900	346,698
Tobacco (4.9%)
Altria Group, Inc.	10,629	805,891
Loews Corp. - Carolina Group (a)	14,100	1,158,033
		1,963,924
		3,931,425
Energy (15.4%)
Energy Equipment & Services (1.5%)
Halliburton Co. (a)	8,554	283,736
Weatherford International Ltd. (b)	5,100	315,231
		598,967

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (13.9%)
ConocoPhillips	10,507	$843,922
Exxon Mobil Corp.	22,935	1,981,584
Hess Corp. (a)	8,100	735,723
Newfield Exploration Co. (a)(b)	7,000	349,160
Occidental Petroleum Corp.	14,700	997,689
Valero Energy Corp.	5,075	300,390
XTO Energy, Inc.	7,799	405,080
		5,613,548
		6,212,515
Financials (29.0%)
Capital Markets (3.4%)
Goldman Sachs Group, Inc.	2,000	401,540
Merrill Lynch & Co., Inc. (a)	6,800	383,520
Morgan Stanley	5,400	266,922
State Street Corp. (a)	3,700	303,844
		1,355,826
Commercial Banks (9.2%)
Marshall & Ilsley Corp. (a)	9,720	271,188
PNC Financial Services Group, Inc.	7,100	465,902
U.S. Bancorp (a)	28,646	972,532
Wachovia Corp.	22,822	888,460
Wells Fargo & Co. (a)	33,056	1,124,235
		3,722,317
Diversified Financial Services (6.2%)
Citigroup, Inc. (a)	24,585	693,789
JPMorgan Chase & Co.	38,400	1,825,920
		2,519,709
Insurance (6.9%)
ACE Ltd.	13,800	805,092
American International Group, Inc. (a)	10,751	593,025
Hartford Financial Services Group, Inc. (a)	5,055	408,292
Loews Corp.	12,800	597,632
Prudential Financial, Inc. (a)	4,600	388,102
		2,792,143
Real Estate Investment Trusts (REITs) (2.1%)
General Growth Properties, Inc. (a)	7,600	277,552
Plum Creek Timber Co., Inc. (a)	8,900	371,575
Rayonier, Inc. (a)	4,700	198,904
		848,031
Thrifts & Mortgage Finance (1.2%)
Fannie Mae (a)	6,200	209,932
Freddie Mac	8,400	255,276
		465,208
		11,703,234

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care (6.2%)
Health Care Providers & Services (0.9%)
CIGNA Corp.	7,631	$375,140
Life Sciences Tools & Services (0.9%)
Thermo Fisher Scientific, Inc. (a)(b)	7,200	370,728
Pharmaceuticals (4.4%)
Johnson & Johnson	15,200	961,552
Merck & Co., Inc.	13,200	610,896
Schering-Plough Corp. (a)	9,100	178,087
		1,750,535
		2,496,403
Industrials (9.6%)
Aerospace & Defense (4.5%)
Goodrich Corp. (a)	8,200	512,910
L-3 Communications Holdings, Inc. (a)	3,900	432,237
United Technologies Corp.	12,196	895,308
		1,840,455
Electrical Equipment (0.6%)
ABB Ltd., ADR	9,197	229,925
Industrial Conglomerates (3.8%)
General Electric Co.	40,092	1,419,658
McDermott International, Inc. (b)	2,200	103,796
		1,523,454
Machinery (0.7%)
Eaton Corp. (a)	3,600	297,936
		3,891,770
Information Technology (7.3%)
Computers & Peripherals (2.6%)
EMC Corp. (a)(b)	19,400	307,878
Hewlett-Packard Co.	16,800	735,000
		1,042,878
Electronic Equipment & Instruments (0.9%)
Agilent Technologies, Inc. (a)(b)	10,800	366,228
Semiconductors & Semiconductor Equipment (2.8%)
Intel Corp.	16,100	341,320
Intersil Corp., Class A (a)	9,700	223,391
Microchip Technology, Inc. (a)	3,800	121,258
NVIDIA Corp. (a)(b)	6,250	153,688
Texas Instruments, Inc.	9,300	287,649
		1,127,306

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Software (1.0%)
BMC Software, Inc. (b)	5,900	$189,036
Electronic Arts, Inc. (a)(b)	4,900	232,113
		421,149
		2,957,561
Materials (3.7%)
Chemicals (0.5%)
E.I. Du Pont de Nemours & Co. (a)	4,500	203,310
Metals & Mining (2.1%)
Alcoa, Inc.	12,700	420,370
Freeport-McMoRan Copper & Gold, Inc. (a)	2,400	213,672
Nucor Corp. (a)	3,700	213,860
		847,902
Paper & Forest Products (1.1%)
Weyerhaeuser Co. (a)	6,400	433,408
		1,484,620
Telecommunication Services (5.0%)
Diversified Telecommunication Services (5.0%)
AT&T, Inc.	42,057	1,618,774
Verizon Communications, Inc.	10,170	395,003
		2,013,777
Utilities (6.0%)
Electric Utilities (3.4%)
Entergy Corp. (a)	2,273	245,893
Exelon Corp. (a)	5,300	403,807
FPL Group, Inc. (a)	8,300	535,184
PPL Corp.	4,300	210,356
		1,395,240
Independent Power Producers & Energy Traders (0.8%)
Mirant Corp. (b)	8,300	305,772
Multi-Utilities (1.8%)
PG&E Corp. (a)	7,033	288,634
Public Service Enterprise Group, Inc.	4,493	431,328
		719,962
		2,420,974
Total Common Stocks (Cost of $36,536,654)		39,293,161
Convertible Preferred Stock (0.4%)
Health Care (0.4%)
Pharmaceuticals (0.4%)
Schering-Plough Corp., 6.000%	800	153,272
Total Convertible Preferred Stock (Cost of $212,152)		153,272

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Securities Lending Collateral (27.9%)
State Street Navigator Securities Lending Prime Portfolio (c)
(7 day yield of 4.147%)	11,283,962	$11,283,962
Total Securities Lending Collateral (Cost of $11,283,962)		11,283,962
	Par
Short-Term Obligation (1.5%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/08, due 02/01/08 at 1.710%, collateralized by a U.S. Treasury Obligation maturing 02/15/17, market value of $605,000 (repurchase proceeds $590,028)	$590,000	590,000
Total Short-Term Obligation (Cost of $590,000)		590,000
Total Investments (127.1%) (Cost of $48,622,768) (d)		51,320,395
Other Assets & Liabilities, Net (-27.1%)		(10,941,745)
Net Assets (100.0%)		$40,378,650

Notes to Schedule of Investments:

(a)  All or a portion of this security was on loan at January 31, 2008. The total market value of securities on loan at January 31, 2008 is $11,230,263.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $48,622,768.

For the six months ended January 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2007	-	$-
Options written	102	28,108
Options terminated in closing purchase transactions	-	-
Options exercised	(23)	(5,159)
Options expired	(37)	(6,075)
Options bought back	(42)	(16,874)
Options outstanding at January 31, 2008	-	$-

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At January 31, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	29.0
Energy	15.4
Consumer Staples	9.7
Industrials	9.6
Information Technology	7.3
Health Care	6.6
Utilities	6.0
Consumer Discretionary	5.4
Telecommunication Services	5.0
Materials	3.7
97.7
Securities Lending Collateral	27.9
Short-Term Obligation	1.5
Other Assets & Liabilities, Net	(27.1)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Shares	Value
Common Stocks (97.3%)
Consumer Discretionary (13.5%)
Automobiles (0.4%)
Harley-Davidson, Inc.	2,460	$99,827
Diversified Consumer Services (0.9%)
Apollo Group, Inc., Class A (a)	1,630	129,976
DeVry, Inc.	1,810	99,894
		229,870
Hotels, Restaurants & Leisure (3.8%)
Burger King Holdings, Inc.	4,810	126,744
Ctrip.com International Ltd., ADR	2,861	130,633
International Game Technology, Inc.	3,720	158,733
Starwood Hotels & Resorts Worldwide, Inc.	2,340	105,885
WMS Industries, Inc. (a)	3,360	125,664
Wynn Resorts Ltd. (a)	1,180	135,676
Yum! Brands, Inc.	4,950	169,092
		952,427
Household Durables (0.3%)
Garmin Ltd.	1,130	81,530
Media (1.5%)
Central European Media Enterprises Ltd., Class A (a)	1,020	96,686
DISH Network Corp., Class A (a)	2,510	70,882
Lamar Advertising Co., Class A (a)	2,350	101,332
Liberty Global, Inc., Class A (a)	2,630	106,278
		375,178
Multiline Retail (1.2%)
J.C. Penney Co., Inc.	2,150	101,932
Nordstrom, Inc.	4,670	181,663
		283,595
Specialty Retail (3.1%)
Advance Auto Parts, Inc.	3,560	127,021
GameStop Corp., Class A (a)	2,820	145,878
TJX Companies, Inc.	6,180	195,041
Urban Outfitters, Inc. (a)	10,450	303,050
		770,990
Textiles, Apparel & Luxury Goods (2.3%)
Coach, Inc. (a)	4,490	143,904
CROCS, Inc. (a)	4,890	170,123
NIKE, Inc., Class B	2,020	124,755
Phillips-Van Heusen Corp.	3,190	134,427
		573,209
		3,366,626

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (4.3%)
Beverages (0.8%)
Hansen Natural Corp. (a)	2,380	$91,773
Pepsi Bottling Group, Inc.	3,170	110,474
		202,247
Food & Staples Retailing (0.7%)
Kroger Co.	6,360	161,862
Food Products (1.6%)
Bunge Ltd.	1,090	129,132
H.J. Heinz Co.	3,060	130,234
Wm. Wrigley Jr. Co.	2,420	138,981
		398,347
Personal Products (0.6%)
Avon Products, Inc.	4,620	161,792
Tobacco (0.6%)
Loews Corp. - Carolina Group	1,830	150,298
		1,074,546
Energy (12.3%)
Energy Equipment & Services (5.8%)
Cameron International Corp. (a)	4,010	161,443
Diamond Offshore Drilling, Inc.	3,200	361,376
FMC Technologies, Inc. (a)	2,920	140,627
National-Oilwell Varco, Inc. (a)	5,230	315,003
Noble Corp.	2,760	120,805
Oceaneering International, Inc. (a)	2,040	117,463
Weatherford International Ltd. (a)	3,850	237,968
		1,454,685
Oil, Gas & Consumable Fuels (6.5%)
Chesapeake Energy Corp.	3,240	120,625
Concho Resources, Inc. (a)	5,965	121,090
CONSOL Energy, Inc.	2,490	181,770
Continental Resources, Inc. (a)	10,639	265,018
Denbury Resources, Inc. (a)	9,820	248,446
Frontier Oil Corp.	3,640	128,383
Peabody Energy Corp.	3,530	190,691
Range Resources Corp.	2,270	118,539
Southwestern Energy Co. (a)	2,739	153,137
Williams Companies, Inc.	3,120	99,746
		1,627,445
		3,082,130

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Financials (7.6%)
Capital Markets (3.3%)
Affiliated Managers Group, Inc. (a)	1,860	$182,857
BlackRock, Inc.,	740	163,614
Janus Capital Group, Inc.	4,480	121,005
T. Rowe Price Group, Inc.	3,780	191,230
Waddell & Reed Financial, Inc., Class A	5,080	168,554
		827,260
Commercial Banks (0.5%)
Zions Bancorporation	2,530	138,492
Diversified Financial Services (1.3%)
CME Group, Inc.	210	129,969
IntercontinentalExchange, Inc. (a)	780	109,169
Nymex Holdings, Inc.	680	78,200
		317,338
Real Estate Investment Trusts (REITs) (1.7%)
Digital Realty Trust, Inc.	2,925	104,510
Macerich Co.	1,470	100,504
Plum Creek Timber Co., Inc.	2,330	97,278
ProLogis	2,060	122,261
		424,553
Real Estate Management & Development (0.4%)
Jones Lang LaSalle, Inc.	1,320	102,696
Thrifts & Mortgage Finance (0.4%)
Hudson City Bancorp, Inc.	6,240	102,211
		1,912,550
Health Care (15.7%)
Biotechnology (1.7%)
Alexion Pharmaceuticals, Inc. (a)	1,450	94,714
Celgene Corp. (a)	1,770	99,315
Cephalon, Inc. (a)	2,070	135,854
PDL BioPharma, Inc. (a)	6,040	90,177
		420,060
Health Care Equipment & Supplies (3.8%)
Beckman Coulter, Inc.	1,497	99,551
Gen-Probe, Inc. (a)	1,740	99,441
Hologic, Inc. (a)	2,904	186,901
Hospira, Inc. (a)	3,420	140,596
Intuitive Surgical, Inc. (a)	657	166,878
Mindray Medical International Ltd., ADR	2,610	89,001
Varian Medical Systems, Inc. (a)	3,170	164,808
		947,176

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (5.2%)
Brookdale Senior Living, Inc.	3,270	$72,986
CIGNA Corp.	4,430	217,779
Coventry Health Care, Inc. (a)	2,800	158,424
Express Scripts, Inc. (a)	3,640	245,664
Laboratory Corp. of America Holdings (a)	3,590	265,229
McKesson Corp.	1,600	100,464
Medco Health Solutions, Inc. (a)	2,580	129,206
Pediatrix Medical Group, Inc. (a)	1,710	116,434
		1,306,186
Health Care Technology (0.5%)
Cerner Corp. (a)	2,350	123,140
Life Sciences Tools & Services (2.1%)
Covance, Inc. (a)	1,370	113,929
Pharmaceutical Product Development, Inc.	4,260	184,714
Thermo Fisher Scientific, Inc. (a)	2,430	125,121
Waters Corp. (a)	1,710	98,239
		522,003
Pharmaceuticals (2.4%)
Allergan, Inc.	5,150	346,028
Forest Laboratories, Inc. (a)	3,810	151,524
Shire PLC, ADR	1,870	100,700
		598,252
		3,916,817
Industrials (16.6%)
Aerospace & Defense (3.1%)
Goodrich Corp.	2,810	175,766
L-3 Communications Holdings, Inc.	1,380	152,945
Precision Castparts Corp.	2,250	256,050
Rockwell Collins, Inc.	2,940	185,808
		770,569
Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	3,270	181,616
Commercial Services & Supplies (2.7%)
Dun & Bradstreet Corp.	1,150	105,777
FTI Consulting, Inc. (a)	2,976	164,602
IHS, Inc., Class A (a)	1,704	105,546
Robert Half International, Inc.	3,930	109,175
Stericycle, Inc. (a)	3,180	188,447
		673,547
Construction & Engineering (0.8%)
Foster Wheeler Ltd. (a)	2,840	194,455

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Electrical Equipment (2.8%)
AMETEK, Inc.	3,330	$146,653
First Solar, Inc. (a)	720	130,874
General Cable Corp. (a)	2,060	119,501
Roper Industries, Inc.	2,920	163,286
SunPower Corp., Class A (a)	2,140	147,853
		708,167
Industrial Conglomerates (1.1%)
McDermott International, Inc. (a)	5,730	270,341
Machinery (4.3%)
AGCO Corp. (a)	1,660	99,965
Bucyrus International, Inc., Class A	1,630	151,117
Cummins, Inc.	5,090	245,745
Flowserve Corp.	1,440	118,253
Joy Global, Inc.	3,275	206,489
Manitowoc Co., Inc.	3,600	137,232
Oshkosh Corp.	2,690	123,095
		1,081,896
Marine (0.5%)
DryShips, Inc.	1,700	126,531
Road & Rail (0.6%)
Landstar System, Inc.	2,720	136,082
		4,143,204
Information Technology (16.9%)
Communications Equipment (1.7%)
Harris Corp.	4,580	250,480
Juniper Networks, Inc. (a)	3,750	101,812
Research In Motion Ltd. (a)	820	76,982
		429,274
Computers & Peripherals (0.4%)
SanDisk Corp. (a)	3,680	93,656
Electronic Equipment & Instruments (0.8%)
Agilent Technologies, Inc. (a)	4,510	152,934
Amphenol Corp., Class A	1,377	54,998
		207,932
Internet Software & Services (2.2%)
Equinix, Inc. (a)	4,420	333,843
Omniture, Inc. (a)	4,490	110,993
VeriSign, Inc. (a)	3,420	116,006
		560,842
IT Services (3.0%)
DST Systems, Inc. (a)	1,320	94,380
Fiserv, Inc. (a)	1,970	101,199

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
IT Services (continued)
Global Payments, Inc.	4,130	$154,462
Mastercard, Inc., Class A	890	184,230
Paychex, Inc.	3,590	117,465
Satyam Computer Services Ltd., ADR	3,653	88,950
		740,686
Semiconductors & Semiconductor Equipment (3.7%)
Analog Devices, Inc.	6,840	193,982
ASML Holding N.V., N.Y. Registered Shares (a)	4,350	115,667
Lam Research Corp. (a)	2,950	113,251
MEMC Electronic Materials, Inc. (a)	2,923	208,878
NVIDIA Corp. (a)	7,370	181,228
Tessera Technologies, Inc. (a)	3,020	118,293
		931,299
Software (5.1%)
Adobe Systems, Inc. (a)	2,940	102,694
Autodesk, Inc. (a)	2,907	119,623
Citrix Systems, Inc. (a)	4,258	147,412
Concur Technologies, Inc. (a)	3,052	107,003
Electronic Arts, Inc. (a)	2,920	138,321
FactSet Research Systems, Inc.	2,400	134,232
Intuit, Inc. (a)	3,170	97,287
McAfee, Inc. (a)	6,100	205,326
Micros Systems, Inc. (a)	1,660	102,223
Salesforce.com, Inc. (a)	2,180	113,970
		1,268,091
		4,231,780
Materials (5.6%)
Chemicals (3.9%)
Agrium, Inc.	2,190	141,080
Monsanto Co.	2,360	265,358
Mosaic Co. (a)	1,400	127,414
Potash Corp. of Saskatchewan, Inc.	2,130	300,074
Syngenta AG, ADR	2,500	131,850
		965,776
Metals & Mining (1.7%)
Allegheny Technologies, Inc.	1,949	137,210
Cleveland-Cliffs, Inc.	1,720	175,165
Freeport-McMoRan Copper & Gold, Inc.	1,417	126,155
		438,530
		1,404,306

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Telecommunication Services (2.2%)
Wireless Telecommunication Services (2.2%)
American Tower Corp., Class A (a)	7,336	$275,320
Crown Castle International Corp. (a)	3,950	142,951
Millicom International Cellular SA (a)	1,310	138,781
		557,052
Utilities (2.6%)
Electric Utilities (1.5%)
ITC Holdings Corp.	2,389	126,235
PPL Corp.	4,970	243,132
		369,367
Gas Utilities (0.6%)
Questar Corp.	3,020	153,748
Independent Power Producers & Energy Traders (0.5%)
Constellation Energy Group, Inc.	1,240	116,512
		639,627
Total Common Stocks (Cost of $20,902,566)		24,328,638
	Par
Short-Term Obligation (3.0%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/08, due 02/01/08 at 1.710%, collateralized by a U.S. Treasury Obligation maturing 02/15/17, market value $753,500 (repurchase proceeds $734,035)	$734,000	$734,000
Total Short-Term Obligation (Cost of $734,000)		734,000
Total Investments (100.3%) (Cost of $21,636,566) (b)		25,062,638
Other Assets & Liabilities, Net (-0.3%)		(67,593)
Net Assets (100.0%)		$24,995,045

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $21,636,566.

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At January 31, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	16.9
Industrials	16.6
Health Care	15.7
Consumer Discretionary	13.5
Energy	12.3
Financials	7.6
Materials	5.6
Consumer Staples	4.3
Utilities	2.6
Telecommunication Services	2.2
97.3
Short-Term Obligation	3.0
Other Assets & Liabilities, Net	(0.3)
100.0

For the six months ended January 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2007	-	$-
Options written	55	19,563
Options terminated in closing purchase transactions	(55)	(19,563)
Options exercised	-	-
Options expired	-	-
Options outstanding at January 31, 2008	-	$-

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Shares	Value
Common Stocks (98.2%)
Consumer Discretionary (7.5%)
Auto Components (2.1%)
BorgWarner, Inc.	3,400	$172,074
Johnson Controls, Inc.	5,050	178,619
		350,693
Automobiles (0.4%)
Ford Motor Co. (a)	11,500	76,360
Hotels, Restaurants & Leisure (1.0%)
Royal Caribbean Cruises Ltd.	2,500	100,700
Starwood Hotels & Resorts Worldwide, Inc.	1,525	69,006
		169,706
Leisure Equipment & Products (0.4%)
Hasbro, Inc.	2,700	70,119
Media (0.5%)
Regal Entertainment Group, Class A	5,000	92,700
Multiline Retail (2.1%)
Macy's, Inc.	6,416	177,338
Saks, Inc. (a)	9,600	173,280
		350,618
Textiles, Apparel & Luxury Goods (1.0%)
Polo Ralph Lauren Corp.	2,700	163,593
		1,273,789
Consumer Staples (10.2%)
Beverages (2.3%)
Fomento Economico Mexicano SAB de CV, ADR	5,175	187,180
Pepsi Bottling Group, Inc.	5,900	205,615
		392,795
Food & Staples Retailing (1.5%)
BJ's Wholesale Club, Inc. (a)	4,200	136,248
Kroger Co.	4,950	125,977
		262,225
Food Products (3.5%)
ConAgra Foods, Inc.	6,900	148,557
Dean Foods Co. (a)	7,300	204,400
Hershey Co.	5,200	188,240
Smithfield Foods, Inc. (a)	1,600	44,560
		585,757
Household Products (1.1%)
Clorox Co.	2,950	180,894

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Personal Products (1.8%)
Avon Products, Inc.	4,800	$168,096
Estee Lauder Companies, Inc., Class A	3,300	139,260
		307,356
		1,729,027
Energy (8.4%)
Energy Equipment & Services (1.8%)
National-Oilwell Varco, Inc. (a)	2,350	141,541
Rowan Companies, Inc.	2,625	89,355
Tidewater, Inc.	1,400	74,144
		305,040
Oil, Gas & Consumable Fuels (6.6%)
Cabot Oil & Gas Corp.	2,500	96,725
Forest Oil Corp. (a)	3,000	135,660
Hess Corp.	3,975	361,049
Newfield Exploration Co. (a)	2,800	139,664
Peabody Energy Corp.	2,200	118,844
Tesoro Corp.	3,000	117,150
Williams Companies, Inc.	4,600	147,062
		1,116,154
		1,421,194
Financials (24.9%)
Capital Markets (1.5%)
Ameriprise Financial, Inc.	3,300	182,523
Lazard Ltd., Class A	1,610	63,627
		246,150
Commercial Banks (9.4%)
Bank of Hawaii Corp.	4,600	231,702
City National Corp.	2,900	164,952
Comerica, Inc.	4,775	208,285
Cullen/Frost Bankers, Inc.	3,825	208,233
KeyCorp	6,300	164,745
Marshall & Ilsley Corp.	3,925	109,508
SVB Financial Group (a)	3,250	157,300
TCF Financial Corp.	9,000	191,250
Zions Bancorporation	2,975	162,852
		1,598,827
Diversified Financial Services (0.5%)
CIT Group, Inc.	3,075	85,977
Insurance (5.9%)
ACE Ltd.	2,900	169,186
Assurant, Inc.	3,100	201,159
Axis Capital Holdings Ltd.	3,516	140,780
Genworth Financial, Inc., Class A	6,800	165,512
Loews Corp.	3,575	166,917
Platinum Underwriters Holdings Ltd.	4,700	158,625
		1,002,179

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (7.6%)
Alexandria Real Estate Equities, Inc.	1,500	$147,345
Boston Properties, Inc.	950	87,324
Equity Residential Property Trust	2,700	101,007
General Growth Properties, Inc.	4,775	174,383
iStar Financial, Inc.	7,020	187,294
Plum Creek Timber Co., Inc.	6,100	254,675
ProLogis	2,400	142,440
Rayonier, Inc.	4,700	198,904
		1,293,372
		4,226,505
Health Care (5.9%)
Health Care Equipment & Supplies (2.2%)
Beckman Coulter, Inc.	2,700	179,550
Hospira, Inc. (a)	4,675	192,189
		371,739
Health Care Providers & Services (2.3%)
CIGNA Corp.	3,550	174,518
Community Health Systems, Inc. (a)	4,275	137,227
Universal Health Services, Inc., Class B	1,700	80,121
		391,866
Life Sciences Tools & Services (1.4%)
Millipore Corp. (a)	1,150	80,673
Varian, Inc. (a)	3,100	168,175
		248,848
		1,012,453
Industrials (12.8%)
Aerospace & Defense (2.2%)
AerCap Holdings NV (a)	4,800	88,608
L-3 Communications Holdings, Inc.	1,200	132,996
Spirit Aerosystems Holdings, Inc., Class A (a)	5,307	146,579
		368,183
Commercial Services & Supplies (0.8%)
Equifax, Inc.	3,500	129,815
Construction & Engineering (0.9%)
Jacobs Engineering Group, Inc. (a)	2,050	156,702
Electrical Equipment (0.7%)
Cooper Industries Ltd., Class A	2,900	129,166
Industrial Conglomerates (2.9%)
McDermott International, Inc. (a)	4,300	202,874
Teleflex, Inc.	1,800	106,416
Textron, Inc.	3,200	179,360
		488,650

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Machinery (3.6%)
Barnes Group, Inc.	4,418	$117,740
Harsco Corp.	2,150	122,378
Kennametal, Inc.	4,950	151,619
Parker Hannifin Corp.	3,250	219,732
		611,469
Marine (0.7%)
Alexander & Baldwin, Inc.	2,625	119,805
Road & Rail (1.0%)
Canadian Pacific Railway Ltd.	2,500	166,425
		2,170,215
Information Technology (8.3%)
Computers & Peripherals (1.7%)
Diebold, Inc.	2,100	54,348
NCR Corp. (a)	8,700	186,876
Teradata Corp. (a)	1,900	45,258
		286,482
Electronic Equipment & Instruments (2.6%)
Agilent Technologies, Inc. (a)	5,200	176,332
Arrow Electronics, Inc. (a)	4,825	165,112
Mettler-Toledo International, Inc. (a)	1,000	99,300
		440,744
IT Services (0.1%)
Metavante Technologies, Inc. (a)	586	12,980
Semiconductors & Semiconductor Equipment (2.1%)
Fairchild Semiconductor International, Inc. (a)	4,675	57,269
Intersil Corp., Class A	3,000	69,090
KLA-Tencor Corp.	1,550	64,759
NVIDIA Corp. (a)	3,250	79,917
Spansion, Inc., Class A (a)	15,500	59,210
Verigy Ltd. (a)	1,683	35,141
		365,386
Software (1.8%)
Activision, Inc. (a)	5,333	137,965
Electronic Arts, Inc. (a)	2,625	124,346
Synopsys, Inc. (a)	1,650	36,333
		298,644
		1,404,236

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Materials (6.3%)
Chemicals (3.4%)
Air Products & Chemicals, Inc.	3,150	$283,563
Albemarle Corp.	2,525	91,556
PPG Industries, Inc.	2,900	191,661
		566,780
Containers & Packaging (1.6%)
Crown Holdings, Inc. (a)	4,800	117,696
Packaging Corp. of America	6,500	157,560
		275,256
Metals & Mining (0.3%)
Allegheny Technologies, Inc.	700	49,280
Paper & Forest Products (1.0%)
Weyerhaeuser Co.	2,600	176,072
		1,067,388
Utilities (13.9%)
Electric Utilities (7.1%)
American Electric Power Co., Inc.	5,900	252,697
Edison International	4,875	254,280
Entergy Corp.	1,700	183,906
FPL Group, Inc.	1,875	120,900
PPL Corp.	5,825	284,959
Reliant Energy, Inc. (a)	5,000	106,350
		1,203,092
Gas Utilities (1.0%)
AGL Resources, Inc.	4,675	176,949
Independent Power Producers & Energy Traders (1.0%)
Mirant Corp. (a)	4,500	165,780
Multi-Utilities (4.8%)
PG&E Corp.	6,225	255,474
Public Service Enterprise Group, Inc.	1,800	172,800
Sempra Energy	3,875	216,612
Wisconsin Energy Corp.	3,800	173,014
		817,900
		2,363,721
Total Common Stocks (Cost of $14,802,818)		16,668,528

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Convertible Bonds (0.2%)
Consumer Discretionary (0.2%)
Automobiles (0.2%)
Ford Motor Co. 4.250% 12/15/36	$38,000	$37,953
Total Convertible Bond (Cost of $39,979)		37,953
Short-Term Obligation (2.2%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/08, due 02/01/08 at 1.710%, collateralized by a U.S. Treasury Obligation maturing 02/15/21, market value $375,969 (repurchase proceeds $367,017)	367,000	367,000
Total Short-Term Obligation (Cost of $367,000)		367,000
Total Investments (100.6%) (Cost of $15,209,797) (b)		17,073,481
Other Assets & Liabilities, Net (-0.6%)		(99,143)
Net Assets (100.0%)		$16,974,338

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $15,209,797.

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At January 31, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	24.9
Utilities	13.9
Industrials	12.8
Consumer Staples	10.2
Energy	8.4
Information Technology	8.3
Consumer Discretionary	7.7
Materials	6.3
Health Care	5.9
98.4
Short-Term Obligation	2.2
Other Assets & Liabilities, Net	(0.6)
100.0

For the six months ended January 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2007	-	$-
Options written	10	2,175
Options terminated in closing purchase transactions	-	-
Options bought back	-	-
Options exercised	-	-
Options expired	(10)	(2,175)
Options outstanding at January 31, 2008	-	$-

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Shares	Value
Common Stocks (96.9%)
Consumer Discretionary (14.9%)
Distributors (0.5%)
LKQ Corp. (a)	12,560	$224,698
Diversified Consumer Services (2.2%)
Capella Education Co. (a)	3,390	213,841
DeVry, Inc.	6,610	364,806
Sotheby's	4,920	152,864
Strayer Education, Inc.	1,320	227,806
		959,317
Hotels, Restaurants & Leisure (4.1%)
Bally Technologies, Inc. (a)	4,990	237,724
Burger King Holdings, Inc.	8,390	221,076
Ctrip.com International Ltd., ADR	5,750	262,545
Life Time Fitness, Inc. (a)	4,950	219,483
Red Robin Gourmet Burgers, Inc. (a)	7,800	272,064
Sonic Corp. (a)	9,960	220,913
WMS Industries, Inc. (a)	9,070	339,218
		1,773,023
Household Durables (0.8%)
Tempur-Pedic International, Inc.	5,050	100,091
Tupperware Brands Corp.	6,110	226,070
		326,161
Internet & Catalog Retail (1.2%)
Priceline.com, Inc. (a)	2,270	246,341
Shutterfly, Inc. (a)	12,620	245,459
		491,800
Media (0.7%)
Knology, Inc. (a)	26,589	301,785
Specialty Retail (1.6%)
Aeropostale, Inc. (a)	11,540	325,082
Guess ?, Inc.	4,910	183,192
J Crew Group, Inc. (a)	4,280	195,682
		703,956
Textiles, Apparel & Luxury Goods (3.8%)
CROCS, Inc. (a)	9,370	325,982
Deckers Outdoor Corp. (a)	2,490	301,888
Iconix Brand Group, Inc. (a)	9,706	201,788
Lululemon Athletica, Inc. (a)	6,720	227,741
True Religion Apparel, Inc. (a)	10,790	201,233
Under Armour, Inc., Class A (a)	4,430	178,307
Warnaco Group, Inc. (a)	5,530	198,472
		1,635,411
		6,416,151

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (1.1%)
Beverages (0.6%)
Central European Distribution Corp. (a)	5,210	$273,890
Personal Products (0.5%)
Chattem, Inc. (a)	2,780	213,281
		487,171
Energy (9.4%)
Energy Equipment & Services (3.0%)
Atwood Oceanics, Inc. (a)	5,720	475,275
Core Laboratories NV (a)	3,740	421,498
Dril-Quip, Inc. (a)	4,300	208,722
Hercules Offshore, Inc. (a)	7,090	163,424
		1,268,919
Oil, Gas & Consumable Fuels (6.4%)
Alpha Natural Resources, Inc. (a)	5,200	173,992
Arena Resources, Inc. (a)	8,510	302,701
Berry Petroleum Co., Class A	4,600	172,362
Concho Resources, Inc. (a)	26,730	542,619
Foundation Coal Holdings, Inc.	4,990	260,977
Holly Corp.	3,960	191,743
Parallel Petroleum Corp. (a)	17,626	244,649
PetroHawk Energy Corp. (a)	25,120	395,640
Petroleum Development Corp. (a)	4,030	231,725
Ship Finance International Ltd.	9,450	246,834
		2,763,242
		4,032,161
Financials (7.5%)
Capital Markets (2.7%)
Affiliated Managers Group, Inc. (a)	2,770	272,319
GFI Group, Inc. (a)	3,120	275,215
Greenhill & Co., Inc.	2,860	193,136
Waddell & Reed Financial, Inc., Class A	12,850	426,363
		1,167,033
Consumer Finance (0.3%)
First Cash Financial Services, Inc. (a)	14,150	141,641
Insurance (1.2%)
National Financial Partners Corp.	5,840	210,824
ProAssurance Corp. (a)	5,120	295,424
		506,248
Real Estate Investment Trusts (REITs) (3.3%)
Alexandria Real Estate Equities, Inc.	2,720	267,185
Digital Realty Trust, Inc.	4,990	178,293
FelCor Lodging Trust, Inc.	10,980	148,340
Home Properties, Inc.	5,400	259,146

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (continued)
Nationwide Health Properties, Inc.	5,510	$173,896
Thornburg Mortgage, Inc.	15,910	178,192
Washington Real Estate Investment Trust	6,870	216,130
		1,421,182
		3,236,104
Health Care (21.9%)
Biotechnology (7.6%)
Alexion Pharmaceuticals, Inc. (a)	5,190	339,011
Allos Therapeutics, Inc. (a)	29,110	209,592
Applera Corp.-Celera Group (a)	13,190	202,071
Array Biopharma, Inc. (a)	32,450	211,249
BioMarin Pharmaceuticals, Inc. (a)	13,730	508,834
Cepheid, Inc. (a)	7,000	213,780
Onyx Pharmaceuticals, Inc. (a)	10,330	490,985
OSI Pharmaceuticals, Inc. (a)	8,050	321,034
PDL BioPharma, Inc. (a)	10,420	155,571
Savient Pharmaceuticals, Inc. (a)	10,975	212,366
United Therapeutics Corp. (a)	4,580	384,628
		3,249,121
Health Care Equipment & Supplies (6.6%)
Abiomed, Inc. (a)	11,640	175,764
Gen-Probe, Inc. (a)	2,900	165,735
Hologic, Inc. (a)	14,813	953,365
Insulet Corp. (a)	7,998	158,440
Masimo Corp. (a)	8,208	292,944
Micrus Endovascular Corp. (a)	11,090	213,039
Mindray Medical International Ltd., ADR	6,140	209,374
NuVasive, Inc. (a)	12,070	475,679
Spectranetics Corp. (a)	16,130	201,302
		2,845,642
Health Care Providers & Services (3.6%)
HealthExtras, Inc. (a)	11,615	321,155
IPC The Hospitalist Co., Inc. (a)	8,124	170,766
Pediatrix Medical Group, Inc. (a)	5,460	371,771
Psychiatric Solutions, Inc. (a)	12,870	388,288
VCA Antech, Inc. (a)	7,907	305,685
		1,557,665
Health Care Technology (0.6%)
Omnicell, Inc. (a)	10,660	267,353
Life Sciences Tools & Services (3.2%)
ICON PLC, ADR (a)	16,690	1,046,129
Illumina, Inc. (a)	5,350	340,795
		1,386,924

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (0.3%)
Cypress Bioscience, Inc. (a)	15,910	$133,485
		9,440,190
Industrials (14.3%)
Aerospace & Defense (1.6%)
BE Aerospace, Inc. (a)	13,147	507,605
Hexcel Corp. (a)	8,630	188,393
		695,998
Air Freight & Logistics (0.5%)
HUB Group, Inc., Class A (a)	7,565	220,368
Commercial Services & Supplies (4.6%)
Advisory Board Co. (a)	5,880	374,673
Corrections Corp. of America (a)	6,570	174,368
FTI Consulting, Inc. (a)	6,642	367,369
Geo Group, Inc. (a)	7,640	182,749
Huron Consulting Group, Inc. (a)	4,460	320,317
IHS, Inc., Class A (a)	2,370	146,798
Waste Connections, Inc. (a)	13,750	400,950
		1,967,224
Construction & Engineering (0.6%)
Quanta Services, Inc. (a)	11,430	250,546
Electrical Equipment (1.8%)
General Cable Corp. (a)	3,880	225,079
SunPower Corp., Class A (a)	2,450	169,271
Woodward Governor Co.	5,730	359,729
		754,079
Machinery (3.7%)
Actuant Corp., Class A	7,230	197,596
Barnes Group, Inc.	11,690	311,538
Bucyrus International, Inc., Class A	5,920	548,843
Kaydon Corp.	4,720	206,217
RBC Bearings, Inc. (a)	9,591	287,155
Twin Disc, Inc.	3,900	59,046
		1,610,395
Marine (0.5%)
DryShips, Inc.	2,920	217,336
Road & Rail (1.0%)
Genesee & Wyoming, Inc., Class A (a)	7,130	194,720
Landstar System, Inc.	4,750	237,643
		432,363
		6,148,309

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Information Technology (19.6%)
Communications Equipment (0.9%)
NETGEAR, Inc. (a)	13,760	$366,842
Electronic Equipment & Instruments (1.7%)
Daktronics, Inc.	10,560	216,375
FLIR Systems, Inc. (a)	10,590	320,665
Itron, Inc. (a)	2,430	200,232
		737,272
Internet Software & Services (4.8%)
Ariba, Inc. (a)	21,500	214,355
Bankrate, Inc. (a)	2,173	117,842
Constant Contact, Inc. (a)	7,064	150,604
Equinix, Inc. (a)	7,333	553,861
Omniture, Inc. (a)	13,398	331,199
VistaPrint Ltd. (a)	6,340	235,911
Vocus, Inc. (a)	15,683	461,394
		2,065,166
IT Services (0.4%)
Virtusa Corp. (a)	12,602	188,148
Semiconductors & Semiconductor Equipment (4.5%)
Atheros Communications, Inc. (a)	11,883	324,525
ATMI, Inc. (a)	7,690	202,247
Hittite Microwave Corp. (a)	5,870	233,743
Microsemi Corp. (a)	11,840	269,005
Monolithic Power Systems, Inc. (a)	11,590	181,268
Sigma Designs, Inc. (a)	4,660	210,725
Tessera Technologies, Inc. (a)	6,879	269,450
Verigy Ltd. (a)	11,120	232,186
		1,923,149
Software (7.3%)
Advent Software, Inc. (a)	6,260	282,702
ANSYS, Inc. (a)	10,800	377,028
BladeLogic, Inc. (a)	7,200	118,296
BluePhoenix Solutions Ltd. (a)	11,510	171,614
Concur Technologies, Inc. (a)	10,441	366,061
FactSet Research Systems, Inc.	4,330	242,177
Magma Design Automation, Inc. (a)	19,855	226,347
Micros Systems, Inc. (a)	6,050	372,559
Nuance Communications, Inc. (a)	17,706	281,348
PROS Holdings, Inc. (a)	16,910	259,569
SPSS, Inc. (a)	6,480	214,164
Taleo Corp., Class A (a)	11,188	236,402
		3,148,267
		8,428,844

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Materials (5.9%)
Chemicals (2.9%)
CF Industries Holdings, Inc.	5,450	$582,768
Terra Industries, Inc. (a)	10,940	493,066
Zoltek Companies, Inc. (a)	4,590	167,535
		1,243,369
Containers & Packaging (0.7%)
Silgan Holdings, Inc.	6,580	311,629
Metals & Mining (2.3%)
Cleveland-Cliffs, Inc.	4,410	449,114
RTI International Metals, Inc. (a)	3,230	178,458
Steel Dynamics, Inc.	6,460	336,889
		964,461
		2,519,459
Telecommunication Services (1.8%)
Diversified Telecommunication Services (0.4%)
Cogent Communications Group, Inc. (a)	8,260	169,082
Wireless Telecommunication Services (1.4%)
SBA Communications Corp., Class A (a)	16,660	493,302
Syniverse Holdings, Inc. (a)	5,963	94,156
		587,458
		756,540
Utilities (0.5%)
Electric Utilities (0.5%)
ITC Holdings Corp.	4,170	220,343
Total Common Stocks (Cost of $37,439,634)		41,685,272

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (3.6%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/08, due 02/01/08 at 1.710%, collateralized by a U.S. Treasury Obligation maturing 02/15/17, market value $1,562,000 (repurchase proceeds $1,527,073)	$1,527,000	$1,527,000
Total Short-Term Obligation (Cost of $1,527,000)		1,527,000
Total Investments (100.5%) (Cost of $38,966,634) (b)		43,212,272
Other Assets & Liabilities, Net (-0.5%)		(195,532)
Net Assets (100.0%)		$43,016,740

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $38,966,634.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

For the six months ended January 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2007	-	$-
Options written	30	8,579
Options expired	(30)	(8,579)
Options outstanding at January 31, 2008	-	$-
At January 31, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Health Care	21.9
Information Technology	19.6
Consumer Discretionary	14.9
Industrials	14.3
Energy	9.4
Financials	7.5
Materials	5.9
Telecommunication Services	1.8
Consumer Staples	1.1
Utilities	0.5
96.9
Short-Term Obligation	3.6
Other Assets & Liabilities, Net	(0.5)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Shares	Value
Common Stocks (99.8%)
Consumer Discretionary (9.0%)
Auto Components (1.1%)
American Axle & Manufacturing Holdings, Inc.	2,340	$50,895
BorgWarner, Inc.	3,380	171,061
Modine Manufacturing Co.	4,420	68,245
		290,201
Distributors (0.2%)
Building Materials Holding Corp.	9,400	64,014
Diversified Consumer Services (0.4%)
Regis Corp.	3,970	100,560
Hotels, Restaurants & Leisure (1.3%)
Bob Evans Farms, Inc.	3,800	113,012
California Pizza Kitchen, Inc. (a)	675	9,065
CEC Entertainment, Inc. (a)	3,100	72,323
Landry's Restaurants, Inc.	5,170	106,037
O'Charleys, Inc.	4,010	55,619
		356,056
Household Durables (2.0%)
American Greetings Corp., Class A	9,720	199,454
CSS Industries, Inc.	2,820	82,288
Ethan Allen Interiors, Inc.	3,640	112,658
Furniture Brands International, Inc.	7,890	75,350
Skyline Corp.	2,501	72,854
		542,604
Leisure Equipment & Products (0.4%)
MarineMax, Inc. (a)	4,530	70,079
Nautilus, Inc.	8,200	38,130
		108,209
Specialty Retail (2.5%)
America's Car-Mart, Inc. (a)	11,757	134,265
Coldwater Creek, Inc. (a)	9,160	58,899
Collective Brands, Inc. (a)	4,250	74,885
GameStop Corp., Class A (a)	875	45,263
Jo-Ann Stores, Inc. (a)	4,100	51,947
Monro Muffler Brake, Inc.	7,200	133,200
Rent-A-Center, Inc. (a)	8,109	138,664
Zale Corp. (a)	3,880	63,632
		700,755
Textiles, Apparel & Luxury Goods (1.1%)
Delta Apparel, Inc.	3,470	30,883
Hampshire Group Ltd. (a)	6,362	73,163
Hartmarx Corp. (a)	11,959	32,289
K-Swiss, Inc., Class A	2,970	53,935
Wolverine World Wide, Inc.	4,340	109,846
		300,116
		2,462,515

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (5.1%)
Beverages (0.4%)
MGP Ingredients, Inc.	11,737	$111,384
Food & Staples Retailing (1.6%)
BJ's Wholesale Club, Inc. (a)	4,440	144,033
Ruddick Corp.	2,600	88,608
Weis Markets, Inc.	5,320	198,915
		431,556
Food Products (2.8%)
American Italian Pasta Co., Class A (a)	6,100	41,480
Flowers Foods, Inc.	7,058	169,392
Fresh Del Monte Produce, Inc. (a)	2,710	86,828
J & J Snack Foods Corp.	2,190	54,772
Lancaster Colony Corp.	3,370	117,478
Lance, Inc.	4,500	82,485
Maui Land & Pineapple Co., Inc. (a)	3,601	99,028
Ralcorp Holdings, Inc. (a)	2,360	128,408
		779,871
Personal Products (0.3%)
NBTY, Inc. (a)	3,510	85,012
		1,407,823
Energy (6.3%)
Energy Equipment & Services (2.7%)
Complete Production Services, Inc. (a)	3,303	52,518
Grey Wolf, Inc. (a)	17,760	105,850
Key Energy Services, Inc. (a)	6,020	71,036
Lufkin Industries, Inc.	1,647	87,077
Oil States International, Inc. (a)	2,190	76,781
Patterson-UTI Energy, Inc.	4,150	81,257
Tidewater, Inc.	1,970	104,331
TriCo Marine Services, Inc. (a)	4,813	154,449
		733,299
Oil, Gas & Consumable Fuels (3.6%)
Alpha Natural Resources, Inc. (a)	3,760	125,810
Bois d'Arc Energy, Inc. (a)	4,178	80,009
Comstock Resources, Inc. (a)	2,540	80,518
Harvest Natural Resources, Inc. (a)	11,680	141,562
Holly Corp.	2,110	102,166
Nordic American Tanker Shipping	2,883	90,007
Peabody Energy Corp.	1,670	90,213
Range Resources Corp.	660	34,465
Stone Energy Corp. (a)	2,430	99,630
Swift Energy Co. (a)	1,610	69,471
Western Refining, Inc.	3,253	69,452
		983,303
		1,716,602

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Financials (29.4%)
Capital Markets (0.8%)
Piper Jaffray Companies, Inc. (a)	3,200	$151,616
Thomas Weisel Partners Group, Inc. (a)	6,179	79,091
		230,707
Commercial Banks (9.0%)
BancFirst Corp.	2,530	113,926
BancTrust Financial Group, Inc.	7,982	98,578
Bank of Granite Corp.	9,167	108,996
Bryn Mawr Bank Corp.	4,926	96,894
Capital Corp. of the West	4,439	88,203
Capitol Bancorp Ltd.	5,896	122,755
Chemical Financial Corp.	6,895	190,853
Columbia Banking System, Inc.	4,300	110,553
Community Trust Bancorp, Inc.	3,180	91,934
First Citizens BancShares, Inc., Class A	834	113,707
First Financial Corp.	4,600	136,988
First National Bank of Alaska	42	83,790
Mass Financial Corp., Class A (a)	13,010	59,846
Merchants Bancshares, Inc.	4,697	110,379
Northrim BanCorp, Inc.	5,204	108,191
South Financial Group, Inc.	8,420	145,498
Sterling Bancorp NY	7,560	108,184
Taylor Capital Group, Inc.	4,930	96,579
UMB Financial Corp.	4,580	192,955
West Coast Bancorp	6,120	93,024
Whitney Holding Corp.	7,330	196,737
		2,468,570
Consumer Finance (1.4%)
Advance America Cash Advance Centers, Inc.	17,770	159,042
Cash America International, Inc.	7,030	228,545
		387,587
Diversified Financial Services (0.4%)
Medallion Financial Corp.	11,833	117,857
Insurance (8.0%)
American Physicians Capital, Inc.	2,365	97,722
Baldwin & Lyons, Inc., Class B	4,781	127,509
CNA Surety Corp. (a)	4,840	86,297
Delphi Financial Group, Inc., Class A	4,310	135,248
EMC Insurance Group, Inc.	5,080	120,091
Harleysville Group, Inc.	3,515	125,310
Horace Mann Educators Corp.	8,440	155,043
IPC Holdings Ltd.	4,090	105,236
National Western Life Insurance Co., Class A	524	98,402
Navigators Group, Inc. (a)	3,364	194,204
Phoenix Companies, Inc.	15,000	162,450
ProCentury Corp.	10,384	152,333

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Insurance (continued)
RAM Holdings Ltd. (a)	21,008	$36,974
RLI Corp.	2,652	149,573
Safety Insurance Group, Inc.	3,100	120,962
Stewart Information Services Corp.	3,990	136,577
United America Indemnity Ltd., Class A (a)	9,627	197,450
		2,201,381
Real Estate Investment Trusts (REITs) (4.3%)
DuPont Fabros Technology, Inc.	4,976	85,736
Franklin Street Properties Corp.	10,496	150,618
Getty Realty Corp.	4,420	116,246
LaSalle Hotel Properties	4,550	124,716
National Health Investors, Inc.	2,862	84,601
Potlatch Corp.	4,330	185,887
Sun Communities, Inc.	7,270	140,529
Swa Reit Ltd.	8,872	16,502
Universal Health Realty Income Trust	3,820	137,711
Urstadt Biddle Properties, Inc., Class A	7,960	122,902
		1,165,448
Thrifts & Mortgage Finance (5.5%)
Bank Mutual Corp.	13,380	164,440
BankFinancial Corp.	8,250	133,072
Beneficial Mutual Bancorp, Inc. (a)	8,174	80,923
Brookline Bancorp, Inc.	15,600	163,020
Clifton Savings Bancorp, Inc.	4,329	43,723
Corus Bankshares, Inc.	15,312	194,769
ESSA Bancorp, Inc. (a)	2,653	31,571
Flagstar BanCorp, Inc.	20,440	168,630
Home Federal Bancorp, Inc.	10,590	112,783
TrustCo Bank Corp. NY	9,850	101,455
United Financial Bancorp, Inc.	7,013	78,195
Washington Federal, Inc.	4,800	117,216
Westfield Financial, Inc.	11,504	117,801
		1,507,598
		8,079,148
Health Care (10.3%)
Health Care Equipment & Supplies (1.9%)
Analogic Corp.	2,180	128,751
Haemonetics Corp. (a)	3,140	187,898
STERIS Corp.	7,980	197,744
		514,393
Health Care Providers & Services (5.5%)
Amedisys, Inc. (a)	2,060	87,818
AmSurg Corp. (a)	3,920	100,979
Cross Country Healthcare, Inc. (a)	7,320	92,452
Gentiva Health Services, Inc. (a)	8,750	161,700
Kindred Healthcare, Inc. (a)	6,800	187,272
NovaMed, Inc. (a)	16,034	63,334

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Owens & Minor, Inc.	3,941	$162,842
Pediatrix Medical Group, Inc. (a)	5,190	353,387
RehabCare Group, Inc. (a)	4,026	84,506
Res-Care, Inc. (a)	7,530	168,446
U.S. Physical Therapy, Inc. (a)	4,400	58,960
		1,521,696
Life Sciences Tools & Services (2.2%)
Bio-Rad Laboratories, Inc., Class A (a)	2,040	194,228
PAREXEL International Corp. (a)	5,670	308,505
Varian, Inc. (a)	1,640	88,970
		591,703
Pharmaceuticals (0.7%)
Alpharma, Inc., Class A (a)	5,270	108,141
Sciele Pharma, Inc. (a)	3,670	87,786
		195,927
		2,823,719
Industrials (14.2%)
Aerospace & Defense (1.3%)
AAR Corp. (a)	3,738	110,122
Esterline Technologies Corp. (a)	3,100	144,429
Moog, Inc., Class A (a)	2,400	110,496
		365,047
Airlines (1.0%)
AirTran Holdings, Inc. (a)	7,870	67,918
JetBlue Airways Corp. (a)	10,525	72,728
Skywest, Inc.	4,820	125,416
		266,062
Building Products (1.2%)
Lennox International, Inc.	3,350	124,486
NCI Building Systems, Inc. (a)	4,440	127,694
Universal Forest Products, Inc.	2,180	78,916
		331,096
Commercial Services & Supplies (3.8%)
ABM Industries, Inc.	3,850	79,772
Casella Waste Systems, Inc., Class A (a)	7,360	89,277
CBIZ, Inc. (a)	10,032	94,401
CDI Corp.	2,900	56,405
Consolidated Graphics, Inc. (a)	4,290	215,830
Healthcare Services Group, Inc.	6,163	149,514
Kimball International, Inc., Class B	6,280	77,747
Korn/Ferry International (a)	6,000	96,540
TeleTech Holdings, Inc. (a)	2,960	58,401
United Stationers, Inc. (a)	2,420	133,729
		1,051,616

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Construction & Engineering (1.1%)
EMCOR Group, Inc. (a)	6,580	$144,299
KHD Humboldt Wedag International Ltd. (a)	5,802	159,497
		303,796
Electrical Equipment (1.0%)
Belden CDT, Inc.	3,240	137,052
Woodward Governor Co.	2,280	143,138
		280,190
Machinery (1.4%)
EnPro Industries, Inc. (a)	5,300	159,000
Harsco Corp.	2,580	146,854
Kadant, Inc. (a)	2,373	62,718
		368,572
Road & Rail (2.3%)
Amerco, Inc. (a)	1,650	114,642
Dollar Thrifty Automotive Group, Inc. (a)	2,530	61,758
Genesee & Wyoming, Inc., Class A (a)	3,020	82,476
Heartland Express, Inc.	5,800	94,250
Ryder System, Inc.	1,220	63,513
Werner Enterprises, Inc.	10,540	214,700
		631,339
Trading Companies & Distributors (1.1%)
Kaman Corp.	4,740	140,020
Watsco, Inc.	4,020	148,257
		288,277
		3,885,995
Information Technology (12.3%)
Communications Equipment (2.0%)
Anaren, Inc. (a)	8,133	111,097
Bel Fuse, Inc., Class B	1,970	53,348
Black Box Corp.	3,031	100,811
Dycom Industries, Inc. (a)	6,880	162,505
Polycom, Inc. (a)	3,270	82,567
Tollgrade Communications, Inc. (a)	5,280	32,050
		542,378
Computers & Peripherals (1.3%)
Brocade Communications Systems, Inc. (a)	10,130	69,796
Electronics for Imaging, Inc. (a)	6,080	89,741
Emulex Corp. (a)	5,840	91,104
QLogic Corp. (a)	6,330	90,519
		341,160
Electronic Equipment & Instruments (3.4%)
Anixter International, Inc. (a)	3,130	219,288
Benchmark Electronics, Inc. (a)	6,250	110,937
Brightpoint, Inc. (a)	11,256	143,176
Coherent, Inc. (a)	2,662	69,212
MTS Systems Corp.	3,221	108,258

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Electronic Equipment & Instruments (continued)
NAM TAI Electronics, Inc.	11,330	$95,399
Plexus Corp. (a)	2,900	65,511
Vishay Intertechnology, Inc. (a)	11,220	117,698
		929,479
IT Services (1.5%)
CACI International, Inc., Class A (a)	2,410	105,052
CSG Systems International, Inc. (a)	3,918	49,994
MAXIMUS, Inc.	2,250	79,380
MPS Group, Inc. (a)	18,360	184,518
		418,944
Semiconductors & Semiconductor Equipment (1.8%)
Actel Corp. (a)	7,078	84,299
Advanced Energy Industries, Inc. (a)	3,850	41,618
Asyst Technologies, Inc. (a)	8,103	23,904
ATMI, Inc. (a)	1,680	44,184
Cabot Microelectronics Corp. (a)	1,460	50,487
Exar Corp. (a)	6,410	52,626
Fairchild Semiconductor International, Inc. (a)	4,990	61,127
MKS Instruments, Inc. (a)	3,871	72,001
RF Micro Devices, Inc. (a)	12,550	40,536
Varian Semiconductor Equipment Associates, Inc. (a)	1,065	34,304
		505,086
Software (2.3%)
ACI Worldwide, Inc. (a)	4,410	65,709
Captaris, Inc. (a)	12,780	43,069
InterVoice, Inc. (a)	6,450	41,925
Lawson Software, Inc. (a)	5,240	45,536
MSC.Software Corp. (a)	10,120	131,357
Progress Software Corp. (a)	3,100	91,512
SPSS, Inc. (a)	2,100	69,405
Sybase, Inc. (a)	5,370	151,541
		640,054
		3,377,101
Materials (6.5%)
Chemicals (1.8%)
H.B. Fuller Co.	8,790	182,480
Minerals Technologies, Inc.	2,640	143,616
Sensient Technologies Corp.	6,080	161,485
		487,581
Construction Materials (0.6%)
Eagle Materials, Inc.	4,220	159,094
Containers & Packaging (2.2%)
AptarGroup, Inc.	6,240	235,373
Greif, Inc., Class A	2,862	188,319
Greif, Inc., Class B	3,079	187,942
		611,634

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Metals & Mining (1.1%)
Carpenter Technology Corp.	1,700	$104,788
Haynes International, Inc. (a)	1,756	77,580
Worthington Industries, Inc.	7,520	123,253
		305,621
Paper & Forest Products (0.8%)
Glatfelter Co.	8,820	127,537
Mercer International, Inc. (a)	11,380	97,527
		225,064
		1,788,994
Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.2%)
Warwick Valley Telephone Co.	5,750	67,103
Wireless Telecommunication Services (0.4%)
Syniverse Holdings, Inc. (a)	7,128	112,551
		179,654
Utilities (6.1%)
Electric Utilities (3.7%)
ALLETE, Inc.	3,810	146,647
El Paso Electric Co. (a)	7,100	166,353
Hawaiian Electric Industries, Inc.	5,880	132,182
Maine & Maritimes Corp. (a)	1,220	38,674
MGE Energy, Inc.	4,030	132,023
Otter Tail Corp.	3,201	104,257
Portland General Electric Co.	5,807	143,084
UIL Holdings Corp.	4,150	141,723
		1,004,943
Gas Utilities (0.5%)
WGL Holdings, Inc.	4,500	145,080
Multi-Utilities (1.9%)
Avista Corp.	7,040	141,856
CH Energy Group, Inc.	6,390	246,590
NorthWestern Corp.	4,580	132,362
		520,808
Water Utilities (0.0%)
American States Water Co.	34	1,172
		1,672,003
Total Common Stocks (Cost of $23,638,808)		27,393,554

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (0.9%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/08, due 02/01/08, at 1.710%, collateralized by a U.S. Treasury Obligation maturing 02/15/21, market value $248,281 (repurchase proceeds $239,011)	$239,000	$239,000
Total Short-Term Obligation (Cost of $239,000)		239,000
Total Investments (100.7%) (Cost of $23,877,808) (b)		27,632,554
Other Assets & Liabilities, Net (-0.7%)		(198,443)
Net Assets (100.0%)		$27,434,111

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $23,877,808.

At January 31, 2008, the Fund held investments in the following sectors:

% of Sector	Net Assets
Financials	29.4
Industrials	14.2
Information Technology	12.3
Health Care	10.3
Consumer Discretionary	9.0
Materials	6.5
Energy	6.3
Utilities	6.1
Consumer Staples	5.1
Telecommunication Services	0.6
99.8
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	(0.7)
100.0

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Shares	Value
Common Stocks (99.1%)
Consumer Discretionary (14.0%)
Distributors (0.5%)
LKQ Corp. (a)	3,440	$61,542
Diversified Consumer Services (1.8%)
DeVry, Inc.	1,600	88,304
Sotheby's	1,930	59,965
Strayer Education, Inc.	370	63,855
		212,124
Hotels, Restaurants & Leisure (3.4%)
Burger King Holdings, Inc.	2,290	60,342
Ctrip.com International Ltd., ADR	1,578	72,052
Life Time Fitness, Inc. (a)	1,360	60,302
Red Robin Gourmet Burgers, Inc. (a)	1,760	61,389
Sonic Corp. (a)	2,730	60,551
WMS Industries, Inc. (a)	2,440	91,256
		405,892
Internet & Catalog Retail (1.1%)
Priceline.com, Inc. (a)	570	61,856
Shutterfly, Inc. (a)	3,340	64,963
		126,819
Media (0.5%)
Lamar Advertising Co., Class A (a)	1,370	59,074
Specialty Retail (3.8%)
Advance Auto Parts, Inc.	1,700	60,656
Aeropostale, Inc. (a)	2,850	80,284
GameStop Corp., Class A (a)	1,790	92,597
Guess ?, Inc.	1,920	71,635
Urban Outfitters, Inc. (a)	4,930	142,970
		448,142
Textiles, Apparel & Luxury Goods (2.9%)
CROCS, Inc. (a)	2,530	88,019
Deckers Outdoor Corp. (a)	590	71,531
Iconix Brand Group, Inc. (a)	2,961	61,559
Under Armour, Inc., Class A (a)	1,520	61,180
Warnaco Group, Inc. (a)	1,510	54,194
		336,483
		1,650,076
Consumer Staples (2.5%)
Beverages (1.3%)
Central European Distribution Corp. (a)	1,830	96,203
Hansen Natural Corp. (a)	1,500	57,840
		154,043

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Food Products (0.7%)
Bunge Ltd.	690	$81,745
Personal Products (0.5%)
Chattem, Inc. (a)	760	58,307
		294,095
Energy (8.8%)
Energy Equipment & Services (2.8%)
Atwood Oceanics, Inc. (a)	1,100	91,399
Cameron International Corp. (a)	1,300	52,338
Dril-Quip, Inc. (a)	1,060	51,452
FMC Technologies, Inc. (a)	1,590	76,575
Oceaneering International, Inc. (a)	980	56,428
		328,192
Oil, Gas & Consumable Fuels (6.0%)
Alpha Natural Resources, Inc. (a)	1,800	60,228
Concho Resources, Inc. (a)	5,630	114,289
Continental Resources, Inc. (a)	4,590	114,337
Denbury Resources, Inc. (a)	4,750	120,175
Frontier Oil Corp.	1,630	57,490
Parallel Petroleum Corp. (a)	4,350	60,378
PetroHawk Energy Corp. (a)	5,760	90,720
Southwestern Energy Co. (a)	1,780	99,520
		717,137
		1,045,329
Financials (7.1%)
Capital Markets (3.2%)
Affiliated Managers Group, Inc. (a)	880	86,513
GFI Group, Inc. (a)	740	65,275
Greenhill & Co., Inc.	990	66,855
Janus Capital Group, Inc.	2,150	58,071
Waddell & Reed Financial, Inc., Class A	3,210	106,508
		383,222
Insurance (0.5%)
National Financial Partners Corp.	1,590	57,399
Real Estate Investment Trusts (REITs) (2.9%)
Alexandria Real Estate Equities, Inc.	600	58,938
Digital Realty Trust, Inc.	1,310	46,806
Nationwide Health Properties, Inc.	1,920	60,595
Plum Creek Timber Co., Inc.	1,510	63,043
Thornburg Mortgage, Inc.	4,380	49,056
Washington Real Estate Investment Trust	1,890	59,460
		337,898
Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc.	840	65,352
		843,871

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care (20.9%)
Biotechnology (5.1%)
Alexion Pharmaceuticals, Inc. (a)	870	$56,828
Allos Therapeutics, Inc. (a)	6,440	46,368
BioMarin Pharmaceuticals, Inc. (a)	2,250	83,385
Cephalon, Inc. (a)	990	64,974
Cepheid, Inc. (a)	1,950	59,553
Onyx Pharmaceuticals, Inc. (a)	1,460	69,394
OSI Pharmaceuticals, Inc. (a)	1,570	62,612
PDL BioPharma, Inc. (a)	2,860	42,700
Savient Pharmaceuticals, Inc. (a)	2,171	42,009
United Therapeutics Corp. (a)	870	73,062
		600,885
Health Care Equipment & Supplies (6.6%)
Beckman Coulter, Inc.	854	56,791
Gen-Probe, Inc. (a)	1,050	60,008
Hologic, Inc. (a)	2,830	182,139
Hospira, Inc. (a)	1,360	55,910
Intuitive Surgical, Inc. (a)	534	135,636
Masimo Corp. (a)	2,338	83,443
Mindray Medical International Ltd., ADR	1,640	55,924
NuVasive, Inc. (a)	2,101	82,800
Varian Medical Systems, Inc. (a)	1,250	64,987
		777,638
Health Care Providers & Services (3.1%)
Brookdale Senior Living, Inc.	1,690	37,721
HealthExtras, Inc. (a)	1,955	54,055
IPC The Hospitalist Co., Inc. (a)	2,239	47,064
Laboratory Corp. of America Holdings (a)	1,210	89,395
Pediatrix Medical Group, Inc. (a)	1,010	68,771
Psychiatric Solutions, Inc. (a)	2,190	66,072
		363,078
Health Care Technology (1.0%)
Cerner Corp. (a)	1,080	56,592
Omnicell, Inc. (a)	2,460	61,697
		118,289
Life Sciences Tools & Services (4.0%)
Covance, Inc. (a)	850	70,686
ICON PLC, ADR (a)	2,206	138,272
Illumina, Inc. (a)	920	58,604
Pharmaceutical Product Development, Inc.	2,080	90,189
Thermo Fisher Scientific, Inc. (a)	1,150	59,213
Waters Corp. (a)	1,010	58,025
		474,989
Pharmaceuticals (1.1%)
Allergan, Inc.	1,220	81,972
Shire PLC, ADR	930	50,080
		132,052
		2,466,931

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Industrials (18.3%)
Aerospace & Defense (2.5%)
BE Aerospace, Inc. (a)	2,760	$106,564
Goodrich Corp.	970	60,673
L-3 Communications Holdings, Inc.	540	59,848
Rockwell Collins, Inc.	1,000	63,200
		290,285
Air Freight & Logistics (0.5%)
HUB Group, Inc., Class A (a)	2,046	59,600
Commercial Services & Supplies (4.1%)
Advisory Board Co. (a)	770	49,064
Corrections Corp. of America (a)	1,770	46,976
Dun & Bradstreet Corp.	610	56,108
FTI Consulting, Inc. (a)	1,624	89,823
Geo Group, Inc. (a)	2,080	49,754
Huron Consulting Group, Inc. (a)	1,244	89,344
Stericycle, Inc. (a)	1,700	100,742
		481,811
Construction & Engineering (1.4%)
Foster Wheeler Ltd. (a)	1,400	95,858
Quanta Services, Inc. (a)	3,130	68,610
		164,468
Electrical Equipment (3.6%)
AMETEK, Inc.	1,540	67,821
First Solar, Inc. (a)	410	74,526
General Cable Corp. (a)	980	56,850
Roper Industries, Inc.	1,350	75,492
SunPower Corp., Class A (a)	1,010	69,781
Woodward Governor Co.	1,370	86,008
		430,478
Industrial Conglomerates (1.1%)
McDermott International, Inc. (a)	2,660	125,499
Machinery (4.1%)
Actuant Corp., Class A	1,570	42,908
Barnes Group, Inc.	2,010	53,567
Bucyrus International, Inc., Class A	1,100	101,981
Flowserve Corp.	680	55,842
Kaydon Corp.	1,390	60,729
Manitowoc Co., Inc.	1,510	57,561
Oshkosh Corp.	1,370	62,691
RBC Bearings, Inc. (a)	1,850	55,389
		490,668
Marine (0.5%)
DryShips, Inc.	800	59,544

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Road & Rail (0.5%)
Genesee & Wyoming, Inc., Class A (a)	2,110	$57,624
		2,159,977
Information Technology (17.7%)
Communications Equipment (1.4%)
Harris Corp.	1,290	70,550
NETGEAR, Inc. (a)	3,540	94,377
		164,927
Electronic Equipment & Instruments (1.1%)
Itron, Inc. (a)	710	58,504
Mettler-Toledo International, Inc. (a)	650	64,545
		123,049
Internet Software & Services (4.1%)
Ariba, Inc. (a)	5,570	55,533
Constant Contact, Inc. (a)	2,914	62,126
Equinix, Inc. (a)	2,130	160,879
Omniture, Inc. (a)	3,326	82,219
Vocus, Inc. (a)	4,281	125,947
		486,704
IT Services (1.6%)
DST Systems, Inc. (a)	770	55,055
Global Payments, Inc.	1,950	72,930
Virtusa Corp. (a)	4,242	63,333
		191,318
Semiconductors & Semiconductor Equipment (3.2%)
Atheros Communications, Inc. (a)	2,095	57,214
ATMI, Inc. (a)	2,040	53,652
Hittite Microwave Corp. (a)	1,460	58,137
MEMC Electronic Materials, Inc. (a)	1,140	81,464
Microsemi Corp. (a)	2,990	67,933
Sigma Designs, Inc. (a)	1,280	57,882
		376,282
Software (6.3%)
Advent Software, Inc. (a)	1,430	64,579
ANSYS, Inc. (a)	3,290	114,854
BluePhoenix Solutions Ltd. (a)	3,950	58,895
Concur Technologies, Inc. (a)	2,670	93,610
FactSet Research Systems, Inc.	1,160	64,879
McAfee, Inc. (a)	2,300	77,418
Micros Systems, Inc. (a)	1,390	85,596
Nuance Communications, Inc. (a)	4,151	65,959
SPSS, Inc. (a)	1,770	58,499
Taleo Corp., Class A (a)	3,010	63,601
		747,890
		2,090,170

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Materials (6.6%)
Chemicals (3.8%)
Agrium, Inc.	1,360	$87,611
CF Industries Holdings, Inc.	1,040	111,207
Potash Corp. of Saskatchewan, Inc.	1,335	188,075
Zoltek Companies, Inc. (a)	1,600	58,400
		445,293
Containers & Packaging (0.7%)
Silgan Holdings, Inc.	1,670	79,091
Metals & Mining (2.1%)
Cleveland-Cliffs, Inc.	1,190	121,190
Freeport-McMoRan Copper & Gold, Inc.	677	60,273
Steel Dynamics, Inc.	1,410	73,532
		254,995
		779,379
Telecommunication Services (2.7%)
Wireless Telecommunication Services (2.7%)
American Tower Corp., Class A (a)	2,159	81,027
Crown Castle International Corp. (a)	1,540	55,733
Millicom International Cellular SA (a)	610	64,623
SBA Communications Corp., Class A (a)	3,780	111,926
		313,309
Utilities (0.5%)
Electric Utilities (0.5%)
ITC Holdings Corp.	1,141	60,290
Total Common Stocks (Cost of $10,496,322)		11,703,427
	Par
Short-Term Obligation (1.1%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/08, due 02/01/08 at 1.710%, collateralized by a U.S. Treasury Obligation maturing 02/15/17, market value of $137,500 (repurchase proceeds $131,006)	$131,000	131,000
Total Short-Term Obligation (Cost of $131,000)		131,000
Total Investments (100.2%) (Cost of $10,627,322) (b)		11,834,427
Other Assets & Liabilities, Net (-0.2%)		(19,369)
Net Assets (100.0%)		$11,815,058

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $10,627,322.

For the six months ended January 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2007	-	$-
Options written	16	4,725
Options exercised	-	-
Options expired	-	-
Options bought back	(16)	(4,725)
Options outstanding at January 31, 2008	-	$-

At January 31, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Health Care	20.9
Industrials	18.3
Information Technology	17.7
Consumer Discretionary	14.0
Energy	8.8
Financials	7.1
Materials	6.6
Telecommunication Services	2.7
Consumer Staples	2.5
Utilities	0.5
99.1
Short-Term Obligation	1.1
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Shares	Value
Common Stocks (96.2%)
Consumer Discretionary (10.1%)
Auto Components (2.6%)
Continental AG	6,379	$662,408
Denso Corp.	26,100	943,739
Stanley Electric Co., Ltd.	34,100	688,756
Toyota Boshoku Corp.	13,600	412,597
		2,707,500
Automobiles (1.8%)
Dongfeng Motor Group Co., Ltd., Class H	1,292,000	851,758
Toyota Motor Corp.	18,800	1,022,964
		1,874,722
Hotels, Restaurants & Leisure (1.9%)
Genting Berhad	256,200	585,294
Kangwon Land, Inc. (a)	21,370	500,016
Paddy Power PLC	32,193	909,365
		1,994,675
Household Durables (0.7%)
Matsushita Electric Industrial Co., Ltd.	36,000	769,442
Leisure Equipment & Products (0.6%)
Nikon Corp.	21,000	588,949
Media (1.3%)
Vivendi	34,157	1,374,523
Specialty Retail (0.7%)
Esprit Holdings Ltd.	52,100	675,550
Textiles, Apparel & Luxury Goods (0.5%)
Nisshinbo Industries, Inc.	51,000	548,343
		10,533,704
Consumer Staples (8.5%)
Beverages (2.2%)
Fomento Economico Mexicano SAB de CV, ADR	30,590	1,106,440
Heineken NV	21,374	1,200,896
		2,307,336
Food & Staples Retailing (0.4%)
Massmart Holdings Ltd.	43,799	401,650
Food Products (3.4%)
China Milk Products Group Ltd.	592,000	381,984
Nestle SA, Registered Shares	2,230	996,660
Toyo Suisan Kaisha Ltd.	35,000	664,469
Unilever PLC	45,910	1,508,704
		3,551,817

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Personal Products (0.7%)
Shiseido Co., Ltd.	31,000	$729,891
Tobacco (1.8%)
Imperial Tobacco Group PLC	10,617	517,254
Japan Tobacco, Inc.	260	1,384,793
		1,902,047
		8,892,741
Energy (7.5%)
Energy Equipment & Services (1.3%)
Technip SA	10,048	649,697
TGS Nopec Geophysical Co. ASA (a)	54,600	676,110
		1,325,807
Oil, Gas & Consumable Fuels (6.2%)
BP PLC ADR	23,105	1,472,944
PetroChina Co., Ltd., Class H	728,000	1,022,611
Royal Dutch Shell PLC, Class B	21,347	738,517
StatoilHydro ASA	29,150	762,142
Total SA	23,920	1,735,046
Yanzhou Coal Mining Co., Ltd., Class H	448,000	764,157
		6,495,417
		7,821,224
Financials (24.9%)
Capital Markets (3.0%)
Credit Suisse Group, Registered Shares	24,507	1,388,906
Deutsche Bank AG, Registered Shares	12,316	1,391,900
UBS AG, Registered Shares	8,100	335,202
		3,116,008
Commercial Banks (14.7%)
Australia & New Zealand Banking Group Ltd.	26,446	627,457
Banco Bilbao Vizcaya Argentaria SA	77,934	1,643,789
Banco Santander SA	111,245	1,951,324
Bank of Ireland	46,215	680,293
Barclays PLC	133,013	1,254,016
BNP Paribas	15,721	1,554,257
Bumiputra-Commerce Holdings Berhad	135,300	433,091
DBS Group Holdings Ltd.	52,000	651,291
HBOS PLC	33,887	467,996
HSBC Holdings PLC	80,674	1,209,601
Industrial & Commercial Bank of China, Class H	523,000	311,976
Mizuho Financial Group, Inc.	128	606,660
Societe Generale	9,077	1,126,212
Swedbank AB, Class A	20,300	523,355
United Overseas Bank Ltd.	94,000	1,163,895
Westpac Banking Corp.	46,542	1,087,406
		15,292,619

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Finance (0.4%)
ORIX Corp.	2,480	$422,018
Diversified Financial Services (0.5%)
Fortis	23,629	531,860
Insurance (4.1%)
Aviva PLC	53,661	672,106
Axis Capital Holdings Ltd.	24,386	976,416
Baloise Holding AG, Registered Shares	9,536	846,523
Brit Insurance Holdings PLC	168,150	763,343
Swiss Reinsurance, Registered Shares	13,661	1,023,417
		4,281,805
Real Estate Management & Development (2.2%)
Emaar Properties PJSC	153,154	500,626
Hongkong Land Holdings Ltd.	187,000	892,467
Swire Pacific Ltd., Class A	68,000	929,037
		2,322,130
		25,966,440
Health Care (7.5%)
Pharmaceuticals (7.5%)
AstraZeneca PLC	31,069	1,295,990
Biovail Corp.	59,025	808,642
Novartis AG, Registered Shares	40,902	2,069,824
Novo-Nordisk A/S, Class B	8,275	519,847
Roche Holding AG, Genusschein Shares	8,377	1,517,735
Takeda Pharmaceutical Co., Ltd.	15,300	929,178
Teva Pharmaceutical Industries Ltd., ADR	15,281	703,537
		7,844,753
Industrials (10.3%)
Aerospace & Defense (0.8%)
MTU Aero Engines Holding AG	15,555	833,743
Airlines (0.4%)
British Airways PLC (a)	62,798	416,925
Building Products (0.9%)
Geberit AG, Registered Shares	7,176	996,113
Commercial Services & Supplies (0.7%)
Randstad Holding NV	19,588	752,956
Construction & Engineering (1.0%)
Outotec Oyj	11,384	551,847
Peab AB	47,900	444,864
		996,711

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Electrical Equipment (1.2%)
Mitsubishi Electric Corp.	66,000	$615,161
Vestas Wind Systems A/S (a)	6,643	644,184
		1,259,345
Industrial Conglomerates (1.0%)
Keppel Corp., Ltd.	128,000	1,046,477
Machinery (3.0%)
Georg Fischer AG, Registered Shares (a)	1,228	531,789
Gildemeister AG	9,800	203,588
Glory Ltd.	20,200	413,092
Komatsu Ltd.	30,200	729,003
SKF AB, Class B	32,000	573,908
Volvo AB, Class B	47,400	633,237
		3,084,617
Marine (0.4%)
U-Ming Marine Transport Corp.	162,000	391,397
Trading Companies & Distributors (0.9%)
Itochu Corp.	108,000	990,720
		10,769,004
Information Technology (6.8%)
Communications Equipment (1.2%)
Nokia Oyj	33,769	1,241,943
Electronic Equipment & Instruments (1.1%)
FUJIFILM Holdings Corp.	29,600	1,160,520
Internet Software & Services (1.1%)
United Internet AG, Registered Shares	57,239	1,095,001
IT Services (1.2%)
CGI Group, Inc., Class A (a)	63,300	633,599
Computershare Ltd.	78,745	567,585
		1,201,184
Office Electronics (0.9%)
Canon, Inc.	22,300	962,497
Semiconductors & Semiconductor Equipment (0.6%)
Verigy Ltd. (a)	30,298	632,622
Software (0.7%)
Nintendo Co., Ltd.	1,500	749,852
		7,043,619

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Materials (9.6%)
Chemicals (3.5%)
BASF SE	12,125	$1,587,532
Linde AG	8,398	1,098,705
Shin-Etsu Chemical Co., Ltd.	19,300	1,016,502
		3,702,739
Construction Materials (0.9%)
Ciments Francais SA	6,220	943,559
Metals & Mining (5.2%)
BHP Biliton PLC	29,894	886,051
JFE Holdings, Inc.	12,200	564,588
Norsk Hydro ASA	53,000	635,019
Rio Tinto PLC	10,181	1,016,137
Salzgitter AG	5,857	923,470
SSAB Svenskt Stal AB, Series A	16,100	423,955
Yamato Kogyo Co., Ltd.	25,300	947,080
		5,396,300
		10,042,598
Telecommunication Services (5.8%)
Diversified Telecommunication Services (3.4%)
Bezeq Israeli Telecommunication Corp., Ltd.	509,076	938,052
Chunghwa Telecom Co., Ltd., ADR	35,458	745,682
Telefonica O2 Czech Republic AS	40,399	1,140,616
Telekomunikacja Polska SA	79,020	757,456
		3,581,806
Wireless Telecommunication Services (2.4%)
China Mobile Ltd.	65,500	969,786
KDDI Corp.	94	635,614
Mobile TeleSystems OJSC, ADR	4,775	397,137
Philippine Long Distance Telephone Co., ADR	6,008	452,102
		2,454,639
		6,036,445
Utilities (5.2%)
Electric Utilities (4.2%)
British Energy Group PLC	125,518	1,293,763
E.ON AG	11,032	2,028,194
Tenaga Nasional Berhad	350,600	991,810
		4,313,767
Gas Utilities (0.5%)
Tokyo Gas Co., Ltd.	111,000	517,235
Multi-Utilities (0.5%)
United Utilities PLC (a)	38,288	545,902
		5,376,904
Total Common Stocks (Cost of $89,968,007)		100,327,432

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Investment Companies (3.1%)
iShares MSCI Brazil Index Fund	6,579	$499,544
iShares MSCI EAFE Index Fund	38,042	2,750,056
Total Investment Companies (Cost of $3,512,391)		3,249,600
Preferred Stock (0.5%)
Telecommunication Services (0.5%)
Diversified Telecommunication (0.5%)
Brasil Telecom Participacoes SA	37,300	522,285
Total Preferred Stock (Cost of $568,802)		522,285
	Contract Value
Purchased Call Option (0.1%)
VIX (CBOE SPX Volatility Index)
Strike Price: $19
Expiring: March 2008	$12,500	81,250
Total Purchased Call Option (Cost of $61,625)		81,250
	Par
Short-Term Obligation (0.6%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/08, due 02/01/08 at 1.710%, collateralized by a U.S. Treasury Obligation maturing 02/15/17, market value $704,000 (repurchase proceeds $687,033)	$687,000	687,000
Total Short-Term Obligation (Cost of $687,000)		687,000
Total Investments (100.5%) (Cost of $94,797,825) (b)		104,867,567
Other Assets & Liabilities, Net (-0.5%)		(567,300)
Net Assets (100.0%)		$104,300,267

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $94,797,825.

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

The Fund is invested in the following countries at January 31, 2008:

Country	Value	% of Total Investments
Japan	$19,013,662	18.1
United Kingdom	14,059,250	13.4
Germany	9,824,541	9.4
Switzerland	9,706,168	9.3
France	7,383,294	7.0
United States*	6,562,282	6.2
Singapore	3,876,271	3.7
Spain	3,595,113	3.4
China	2,950,502	2.8
Sweden	2,599,320	2.5
Australia	2,282,448	2.2
Norway	2,073,270	2.0
Malaysia	2,010,195	1.9
Netherlands	1,953,852	1.9
Hong Kong	1,898,824	1.8
Finland	1,793,789	1.7
Israel	1,641,589	1.6
Ireland	1,589,658	1.5
Canada	1,442,241	1.4
Denmark	1,164,030	1.1
Czech Republic	1,140,616	1.1
Taiwan	1,137,079	1.1
Mexico	1,106,440	1.0
Poland	757,456	0.7
Belgium	531,861	0.5
Brazil	522,285	0.5
United Arab Emirates	500,626	0.5
South Korea	500,016	0.5
Philippines	452,102	0.4
South Africa	401,650	0.4
Russia	397,137	0.4
	$104,867,567	100.0

*Includes short-term obligation and investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

For the six months ended January 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2007	112	$5,297
Options written	224	21,883
Options expired	(336)	(27,180)
Options outstanding at January 31, 2008	-	$-

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At January 31, 2008, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Currency Contracts to Buy		Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$	5,759,893	$5,638,611	03/18/08	$121,282
CAD		748,159	734,231	03/18/08	13,928
CHF		613,098	576,274	03/18/08	36,824
DKK		373,051	367,915	03/18/08	5,136
DKK		11,353	10,994	03/18/08	359
EUR		9,320,887	9,191,055	03/18/08	129,832
EUR		111,352	110,487	03/18/08	865
EUR		1,094,217	1,080,781	03/18/08	13,436
EUR		608,723	608,924	03/18/08	(201)
GBP		10,404,072	10,673,185	03/18/08	(269,113)
JPY		349,038	326,910	03/18/08	22,128
JPY		226,032	220,762	03/18/08	5,270
JPY		317,011	314,100	03/18/08	2,911
JPY		282,757	282,466	03/18/08	291
JPY		610,834	613,814	03/18/08	(2,980)
NZD		247,497	245,453	03/18/08	2,044
PLN		212,824	210,137	03/18/08	2,687
SEK		405,027	393,277	03/18/08	11,750
SEK		529,783	525,423	03/18/08	4,360
SEK		303,339	303,130	03/18/08	209
SGD		278,557	272,551	03/18/08	6,006
TWD		295,213	293,507	03/18/08	1,706
					$108,730
Forward Currency Contracts to Sell		Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$	771,255	$745,872	03/18/08	$(25,383)
AUD		592,039	576,020	03/18/08	(16,019)
CAD		2,113,152	2,091,169	03/18/08	(21,983)
CAD		42,780	43,135	03/18/08	355
CHF		3,342,402	3,178,251	03/18/08	(164,151)
CZK		1,367,499	1,337,855	03/18/08	(29,644)
CZK		22,768	21,667	03/18/08	(1,101)
DKK		335,009	326,926	03/18/08	(8,083)
DKK		49,395	48,978	03/18/08	(417)
DKK		197,580	195,910	03/18/08	(1,670)
DKK		212,318	209,624	03/18/08	(2,694)
EUR		371,173	359,673	03/18/08	(11,500)
EUR		743,830	733,659	03/18/08	(10,171)
EUR		777,978	765,391	03/18/08	(12,587)
GBP		870,476	869,510	03/18/08	(966)
GBP		329,155	324,201	03/18/08	(4,954)
GBP		636,498	628,678	03/18/08	(7,820)
GBP		606,755	606,651	03/18/08	(104)
ILS		1,866,023	1,717,254	03/18/08	(148,769)

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Forward Currency Contracts to Sell		Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
ILS	$	35,417	$32,701	03/18/08	$(2,716)
JPY		333,001	324,246	03/18/08	(8,755)
KRW		479,846	490,055	03/18/08	10,209
KRW		10,663	10,762	03/18/08	99
MXN		1,109,583	1,106,083	03/18/08	(3,500)
MXN		21,780	21,763	03/18/08	(17)
MYR		1,875,241	1,844,448	03/18/08	(30,793)
MYR		33,360	32,428	03/18/08	(932)
NOK		492,327	491,755	03/18/08	(572)
NOK		223,869	216,906	03/18/08	(6,963)
PLN		370,487	367,377	03/18/08	(3,110)
SEK		1,856,596	1,834,036	03/18/08	(22,560)
SGD		2,241,894	2,212,223	03/18/08	(29,671)
TWD		1,476,065	1,458,002	03/18/08	(18,063)
					$(585,005)

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	Pound Sterling
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.

This page is intentionally left blank.

  STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2008 (Unaudited)

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund
ASSETS:
Investments, at identified cost	$228,188,841	$61,133,223	$48,622,768
Investments, at value (including securities on loan of $14,135,911, $12,996,052, $11,230,263, $-, $-, $-, $-, $- and $-, respectively)	$231,698,850	$64,272,969	$51,320,395
Cash	674	2,655	779
Unrealized appreciation on forward foreign currency contracts	-	-	-
Receivable for:
Investments sold	-	1,576,002	675,933
Interest	89	96	28
Dividends	210,104	19,198	51,204
Securities lending	7,311	7,454	4,935
Foreign tax reclaims	-	-	725
Futures variation margin	29,000	-	-
Expense reimbursement due from investment advisor	19,733	15,997	15,840
Trustees' deferred compensation plan	12,743	10,108	10,142
Total Assets	231,978,504	65,904,479	52,079,981
LIABILITIES:
Payable to custodian bank	-	-	-
Collateral on securities loaned	14,118,738	13,166,178	11,283,962
Unrealized depreciation on forward foreign currency contracts	-	-	-
Payable for:
Investments purchased	-	1,159,783	366,632
Investment advisory fee	46,263	22,182	16,996
Trustees' fees	454	418	484
Transfer agent fees	-	-	-
Custody fee	-	-	-
Audit fee	19,062	21,703	21,702
Chief compliance officer expenses	-	-	-
Interest expense	-	-	-
Trustees' deferred compensation plan	12,743	10,108	10,142
Other liabilities	1,137	1,163	1,413
Total Liabilities	14,198,397	14,381,535	11,701,331
NET ASSETS	$217,780,107	$51,522,944	$40,378,650
NET ASSETS CONSIST OF:
Paid-in capital	$217,818,059	$48,414,559	$39,363,082
Undistributed (overdistributed) net investment income	173,387	(191)	36,945
Accumulated net investment loss	-	-	-
Accumulated net realized gain (loss)	(3,696,929)	(31,170)	(1,719,004)
Net unrealized appreciation (depreciation) on:
Investments	3,510,009	3,139,746	2,697,627
Foreign currency translations	-	-	-
Futures contracts	(24,419)	-	-
NET ASSETS	$217,780,107	$51,522,944	$40,378,650
Shares of capital stock outstanding	16,414,688	4,532,008	3,892,281
Net asset value, offering and redemption price per share	$13.27	$11.37	$10.37

	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund
ASSETS:
Investments, at identified cost	$21,636,566	$15,209,797
Investments, at value (including securities on loan of $14,135,911, $12,996,052, $11,230,263, $-, $-, $-, $-, $- and $-, respectively)	$25,062,638	$17,073,481
Cash	115	429
Unrealized appreciation on forward foreign currency contracts	-	-
Receivable for:
Investments sold	1,011,127	13,211
Interest	35	224
Dividends	5,561	10,284
Securities lending	-	-
Foreign tax reclaims	-	-
Futures variation margin	-	-
Expense reimbursement due from investment advisor	14,633	15,398
Trustees' deferred compensation plan	10,746	9,345
Total Assets	26,104,855	17,122,372
LIABILITIES:
Payable to custodian bank	-	-
Collateral on securities loaned	-	-
Unrealized depreciation on forward foreign currency contracts	-	-
Payable for:
Investments purchased	1,060,393	105,258
Investment advisory fee	15,195	10,032
Trustees' fees	462	383
Transfer agent fees	-	-
Custody fee	-	-
Audit fee	21,702	21,700
Chief compliance officer expenses	-	-
Interest expense	-	-
Trustees' deferred compensation plan	10,746	9,345
Other liabilities	1,312	1,316
Total Liabilities	1,109,810	148,034
NET ASSETS	$24,995,045	$16,974,338
NET ASSETS CONSIST OF:
Paid-in capital	$21,383,963	$15,357,309
Undistributed (overdistributed) net investment income	(20,743)	(44,746)
Accumulated net investment loss	-	-
Accumulated net realized gain (loss)	205,753	(201,909)
Net unrealized appreciation (depreciation) on:
Investments	3,426,072	1,863,684
Foreign currency translations	-	-
Futures contracts	-	-
NET ASSETS	$24,995,045	$16,974,338
Shares of capital stock outstanding	1,833,381	1,453,379
Net asset value, offering and redemption price per share	$13.63	$11.68

See Accompanying Notes to Financial Statements.

	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
ASSETS:
Investments, at identified cost	$38,966,634	$23,877,808	$10,627,322	$94,797,825
Investments, at value (including securities on loan of $14,135,911, $12,996,052, $11,230,263, $-, $-, $-, $-, $- and $-, respectively)	$43,212,272	$27,632,554	$11,834,427	$104,867,567
Cash	22	499	232	127,042
Unrealized appreciation on forward foreign currency contracts	-	-	-	391,687
Receivable for:
Investments sold	1,706,547	33,331	516,235	126,992
Interest	72	11	6	33
Dividends	2,411	20,770	1,175	25,513
Securities lending	-	-	-	-
Foreign tax reclaims	-	-	-	72,749
Futures variation margin	-	-	-	-
Expense reimbursement due from investment advisor	9,930	14,218	7,825	-
Trustees' deferred compensation plan	19,102	11,740	9,818	14,244
Total Assets	44,950,356	27,713,123	12,369,718	105,625,827
LIABILITIES:
Payable to custodian bank	-	-	-	89,433
Collateral on securities loaned	-	-	-	-
Unrealized depreciation on forward foreign currency contracts	-	-	-	867,962
Payable for:
Investments purchased	1,836,351	224,635	516,977	270,876
Investment advisory fee	27,702	17,604	7,597	66,972
Trustees' fees	158	443	239	202
Transfer agent fees	3	-	-	-
Custody fee	268	-	-	-
Audit fee	13,371	21,701	19,925	13,184
Chief compliance officer expenses	16	-	-	-
Interest expense	-	1,427	-	-
Trustees' deferred compensation plan	19,102	11,740	9,818	14,244
Other liabilities	36,645	1,462	104	2,687
Total Liabilities	1,933,616	279,012	554,660	1,325,560
NET ASSETS	$43,016,740	$27,434,111	$11,815,058	$104,300,267
NET ASSETS CONSIST OF:
Paid-in capital	$39,621,563	$22,374,812	$11,083,749	$95,330,228
Undistributed (overdistributed) net investment income	-	(9,729)	-	(1,446,353)
Accumulated net investment loss	(78,758)	-	(14,367)	-
Accumulated net realized gain (loss)	(771,703)	1,314,282	(461,429)	813,521
Net unrealized appreciation (depreciation) on:
Investments	4,245,638	3,754,746	1,207,105	10,069,742
Foreign currency translations	-	-	-	(466,871)
Futures contracts	-	-	-	-
NET ASSETS	$43,016,740	$27,434,111	$11,815,058	$104,300,267
Shares of capital stock outstanding	25,928,521	2,441,729	3,138,292	9,473,821
Net asset value, offering and redemption price per share	$1.66	$11.24	$3.76	$11.01

See Accompanying Notes to Financial Statements.

  STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2008 (Unaudited)

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund
INVESTMENT INCOME:
Income:
Dividends	$2,201,282	$254,588	$537,469	$87,077	$145,682
Interest	109,366	34,944	24,708	17,755	8,902
Securities lending	27,789	16,844	10,341	-	-
Foreign withholding tax	-	(71)	(199)	(187)	(169)
Total investment income	2,338,437	306,305	572,319	104,645	154,415
Expenses:
Investment advisory fee	289,289	151,464	111,801	102,351	66,621
Transfer agent fee	-	-	-	-	-
Trustees' fees	12,768	8,759	8,568	8,223	7,907
Pricing and bookkeeping fees	-	-	-	-	-
Custody fee	-	-	-	-	-
Audit fee	18,903	21,543	21,543	21,543	21,543
Reports to shareholders	-	-	-	-	-
Chief compliance officer expenses	-	-	-	-	-
Other expenses	17,730	12,837	12,622	12,248	12,020
Expenses before interest expense	338,690	194,603	154,534	144,365	108,091
Interest expense	-	130	-	-	-
Total expenses	338,690	194,733	154,534	144,365	108,091
Fees and expenses waived or reimbursed from investment advisor	(49,401)	(43,139)	(42,733)	(42,014)	(41,470)
Custody earnings credit	-	-	-	-	-
Net expenses	289,289	151,594	111,801	102,351	66,621
Net investment income (loss)	2,049,148	154,711	460,518	2,294	87,794
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	(2,877,266)	271,734	(1,680,981)	1,126,925	(31,190)
Written options	-	-	9,099	(24,073)	2,175
Foreign currency transactions	-	-	-	(4,634)	17
Futures contracts	(553,655)	-	-	-	-
Realized loss due to a trading error	-	-	-	-	-
Reimbursement of a trading loss by investment advisor (See Note 9)	-	-	-	-	-
Net realized gain (loss)	(3,430,921)	271,734	(1,671,882)	1,098,218	(28,998)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,534,415)	(673,460)	(1,047,160)	(1,527,624)	(1,333,152)
Written options	-	-	-	-	-
Foreign currency translations	-	-	-	(3)	-
Futures contracts	122,313	-	-	-	-
Net change in unrealized depreciation	(9,412,102)	(673,460)	(1,047,160)	(1,527,627)	(1,333,152)
Net loss	(12,843,023)	(401,726)	(2,719,042)	(429,409)	(1,362,150)
NET DECREASE RESULTING FROM OPERATIONS	$(10,793,875)	$(247,015)	$(2,258,524)	$(427,115)	$(1,274,356)

See Accompanying Notes to Financial Statements.

	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
INVESTMENT INCOME:
Income:
Dividends	$83,196	$247,275	$34,067	$1,069,216
Interest	41,701	2,528	6,517	19,702
Securities lending	-	-	-	-
Foreign withholding tax	-	-	(60)	(73,481)
Total investment income	124,897	249,803	40,524	1,015,437
Expenses:
Investment advisory fee	172,044	120,263	49,123	447,364
Transfer agent fee	6	-	-	-
Trustees' fees	5,784	8,302	8,198	7,226
Pricing and bookkeeping fees	1,147	-	-	-
Custody fee	9,053	-	-	-
Audit fee	20,572	21,543	20,598	21,718
Reports to shareholders	13,656	-	-	-
Chief compliance officer expenses	162	-	-	-
Other expenses	19,880	12,389	3,524	6,242
Expenses before interest expense	242,304	162,497	81,443	482,550
Interest expense	144	1,427	-	259
Total expenses	242,448	163,924	81,443	482,809
Fees and expenses waived or reimbursed from investment advisor	(58,142)	(42,234)	(32,320)	(35,186)
Custody earnings credit	(248)	-	-	-
Net expenses	184,058	121,690	49,123	447,623
Net investment income (loss)	(59,161)	128,113	(8,599)	567,814
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	980,233	1,594,169	31,032	3,077,466
Written options	8,580	-	(410)	27,181
Foreign currency transactions	(2,040)	-	(1,022)	(40,914)
Futures contracts	-	-	-	-
Realized loss due to a trading error	-	-	-	(371)
Reimbursement of a trading loss by investment advisor (See Note 9)	-	-	-	371
Net realized gain (loss)	986,773	1,594,169	29,600	3,063,733
Net change in unrealized appreciation (depreciation) on:
Investments	(1,835,096)	(3,337,076)	(484,334)	(15,864,268)
Written options	-	-	-	(1,937)
Foreign currency translations	-	-	-	(625,446)
Futures contracts	-	-	-	-
Net change in unrealized depreciation	(1,835,096)	(3,337,076)	(484,334)	(16,491,651)
Net loss	(848,323)	(1,742,907)	(454,734)	(13,427,918)
NET DECREASE RESULTING FROM OPERATIONS	$(907,484)	$(1,614,794)	$(463,333)	$(12,860,104)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Enhanced S&P 500® Index Fund
	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007
Operations:
Net investment income	$2,049,148	$2,521,206
Net realized gain (loss) on investments and futures contracts	(3,430,921)	7,728,176
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(9,412,102)	3,819,643
Net increase (decrease) from operations	(10,793,875)	14,069,025
Distributions to shareholders:
From net investment income	(3,477,461)	(1,720,935)
From net realized gains	(7,014,878)	(7,095,404)
Total distributions to shareholders	(10,492,339)	(8,816,339)
Share transactions:
Subscriptions	23,673,098	124,166,877
Distributions reinvested	3,895,305	3,163,765
Redemptions	(11,200,161)	(10,858,416)
Net increase in share transactions	16,368,242	116,472,226
Net increase (decrease) in net assets	(4,917,972)	121,724,912
NET ASSETS
Beginning of period	222,698,079	100,973,167
End of period	$217,780,107	$222,698,079
Undistributed net investment income, at end of period	$173,387	$1,601,700
Change in shares:
Subscriptions	1,600,227	8,393,109
Distributions reinvested	280,036	221,397
Redemptions	(796,690)	(749,508)
Net increase	1,083,573	7,864,998

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Large Cap Growth Fund		CMG Large Cap Value Fund
	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007
Operations:
Net investment income	$154,711	$263,995	$460,518	$681,690
Net realized gain (loss) on investments and written options	271,734	4,510,122	(1,671,882)	4,545,392
Net change in unrealized appreciation (depreciation) on investments	(673,460)	1,786,112	(1,047,160)	(715,525)
Net increase (decrease) resulting from operations	(247,015)	6,560,229	(2,258,524)	4,511,557
Distributions to shareholders:
From net investment income	(307,640)	(240,113)	(813,201)	(638,584)
From net realized gains	(3,957,565)	(2,140,830)	(4,036,007)	(2,775,916)
Total distributions to shareholders	(4,265,205)	(2,380,943)	(4,849,208)	(3,414,500)
Share transactions:
Subscriptions	2,048,966	21,201,017	1,235,848	13,098,066
Distributions reinvested	2,330,690	1,159,364	2,336,648	1,648,088
Redemptions	(7,322,945)	(3,326,396)	(916,442)	(8,293,069)
Net increase (decrease) in share transactions	(2,943,289)	19,033,985	2,656,054	6,453,085
Net increase (decrease) in net assets	(7,455,509)	23,213,271	(4,451,678)	7,550,142
NET ASSETS
Beginning of period	58,978,453	35,765,182	44,830,328	37,280,186
End of period	$51,522,944	$58,978,453	$40,378,650	$44,830,328
Undistributed (Overdistributed) net investment income, at end of period	$(191)	$152,738	$36,945	$389,628
Change in shares:
Subscriptions	164,597	1,682,234	106,296	1,042,361
Distributions reinvested	188,415	97,754	215,161	137,341
Redemptions	(535,442)	(281,641)	(73,730)	(671,337)
Net increase (decrease)	(182,430)	1,498,347	247,727	508,365

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Mid Cap Growth Fund		CMG Mid Cap Value Fund
	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007
Operations:
Net investment income	$2,294	$146,419	$87,794	$270,962
Net realized gain (loss) on investments, written options and foreign currency transactions	1,098,218	4,221,220	(28,998)	2,120,276
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,527,627)	1,281,485	(1,333,152)	648,236
Net increase (decrease) from operations	(427,115)	5,649,124	(1,274,356)	3,039,474
Distributions to shareholders:
From net investment income	(89,956)	(93,030)	(287,840)	(196,538)
From net realized gains	(4,351,636)	(2,823,900)	(1,695,513)	(2,606,305)
Total distributions to shareholders	(4,441,592)	(2,916,930)	(1,983,353)	(2,802,843)
Share transactions:
Subscriptions	971,687	5,926,804	1,549,016	5,217,552
Distributions reinvested	2,336,715	1,214,957	980,570	1,292,451
Redemptions	(2,118,248)	(4,836,047)	(1,593,989)	(5,211,798)
Net increase in share transactions	1,190,154	2,305,714	935,597	1,298,205
Net increase (decrease) in net assets	(3,678,553)	5,037,908	(2,322,112)	1,534,836
NET ASSETS
Beginning of period	28,673,598	23,635,690	19,296,450	17,761,614
End of period	$24,995,045	$28,673,598	$16,974,338	$19,296,450
Undistributed (Overdistributed) net investment income, at end of period	$(20,743)	$66,919	$(44,746)	$155,300
Change in shares:
Subscriptions	61,367	389,503	118,065	365,557
Distributions reinvested	158,421	80,889	78,572	98,285
Redemptions	(126,637)	(308,106)	(112,771)	(361,340)
Net increase	93,151	162,286	83,866	102,502

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small Cap Growth Fund		CMG Small Cap Value Fund
	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007
Operations:
Net investment income (loss)	$(59,161)	$(101,978)	$128,113	$240,354
Net realized gain on investments, written options and foreign currency transactions	986,773	6,024,819	1,594,169	5,783,692
Net change in unrealized appreciation (depreciation) on investments	(1,835,096)	2,429,355	(3,337,076)	(2,143,372)
Net increase (decrease) from operations	(907,484)	8,352,196	(1,614,794)	3,880,674
Distributions to shareholders:
From net investment income	-	-	(274,060)	(208,296)
From net realized gains	(6,439,359)	(8,560,579)	(3,718,779)	(5,551,832)
Total distributions to shareholders	(6,439,359)	(8,560,579)	(3,992,839)	(5,760,128)
Share transactions:
Subscriptions	9,328,558	4,449,121	3,063,041	5,437,309
Distributions reinvested	5,412,920	6,665,647	3,292,541	4,751,572
Redemptions	(4,277,145)	(11,190,327)	(5,265,651)	(9,796,788)
Net increase (decrease) in share transactions	10,464,333	(75,559)	1,089,931	392,093
Net increase (decrease) in net assets	3,117,490	(283,942)	(4,517,702)	(1,487,361)
NET ASSETS
Beginning of period	39,899,250	40,183,192	31,951,813	33,439,174
End of period	$43,016,740	$39,899,250	$27,434,111	$31,951,813
Undistributed (overdistributed) net investment income, at end of period	$-	$-	$(9,729)	$136,218
Accumulated net investment loss, at end of period	$(78,758)	$(19,597)	-	$-
Changes in shares:
Subscriptions	4,581,680	2,240,488	248,676	370,997
Distributions reinvested	2,957,880	3,765,902	284,822	344,567
Redemptions	(2,025,298)	(5,394,303)	(384,373)	(607,276)
Net increase	5,514,262	612,087	149,125	108,288

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small/Mid Cap Fund		CMG International Stock Fund
	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007
Operations:
Net investment income (loss)	$(8,599)	$(1,211)	$567,814	$2,129,982
Net realized gain on investments, written options and foreign currency transactions	29,600	1,727,847	3,063,733	15,093,417
Net change in unrealized appreciation (depreciation) on investments, written options, and foreign currency translations	(484,334)	343,875	(16,491,651)	8,013,343
Net increase (decrease) from operations	(463,333)	2,070,511	(12,860,104)	25,236,742
Distributions to shareholders:
From net investment income	-	-	(3,839,262)	(2,513,869)
From net realized gains	(1,883,825)	(6,782,938)	(13,751,675)	(20,428,853)
Total distributions to shareholders	(1,883,825)	(6,782,938)	(17,590,937)	(22,942,722)
Share transactions:
Subscriptions	-	11,500,000	8,412,696	20,493,154
Distributions reinvested	1,646,043	6,782,938	11,751,665	14,502,772
Redemptions	-	(9,827,294)	(5,727,458)	(22,713,180)
Net increase in share transactions	1,646,043	8,455,644	14,436,903	12,282,746
Net increase (decrease) in net assets	(701,115)	3,743,217	(16,014,138)	14,576,766
NET ASSETS
Beginning of period	12,516,173	8,772,956	120,314,405	105,737,639
End of period	$11,815,058	$12,516,173	$104,300,267	$120,314,405
Undistributed (overdistributed) net investment income, at end of period	$-	$-	$(1,446,353)	$1,825,095
Accumulated net investment loss, at end of period	$(14,367)	$(5,768)	$-	$-
Changes in shares:
Subscriptions	-	2,744,502	627,067	1,450,019
Distributions reinvested	393,790	1,559,556	1,007,862	1,105,394
Redemptions	-	(2,339,832)	(400,020)	(1,545,947)
Net increase	393,790	1,964,226	1,234,909	1,009,466

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (Unaudited)

Note 1.  Organization:

Columbia Funds Institutional Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

CMG Enhanced S&P 500® Index Fund
CMG Large Cap Growth Fund
CMG Large Cap Value Fund
CMG Mid Cap Growth Fund
CMG Mid Cap Value Fund
CMG Small Cap Growth Fund
CMG Small Cap Value Fund
CMG Small/Mid Cap Fund
CMG International Stock Fund

Shares in the Funds are available for purchase by institutional buyers and certain advisory clients of Columbia Management Advisors, LLC ("Columbia"), the Funds' investment adviser, or its affiliates. Each Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. The minimum initial investment requirement is $25,000 for advisory clients of Columbia or one of its affiliates with $1 million invested with Columbia and its affiliates. Please see the Funds' prospectuses for further details.

Investment objectives. CMG Enhanced S&P 500® Index Fund seeks to outperform the total return, over the long term, of the Standard & Poor's 500® Composite Stock Price Index that measures the investment returns of stocks of large U.S. companies, while maintaining overall portfolio characteristics similar to those of the benchmark. CMG Large Cap Growth Fund and CMG Large Cap Value Fund seek long-term growth by investing primarily in large capitalization equities. CMG Mid Cap Growth Fund and CMG Mid Cap Value Fund seek long-term growth by investing in middle capitalization equities. CMG Small Cap Growth Fund seeks to provide investors long-term capital appreciation. CMG Small Cap Value Fund seeks long-term growth by investing in small capitalization equities. CMG Small/Mid Cap Fund seeks long-term capital appreciation by investing in small capitalization and middle capitalization equities. CMG International Stock Fund seeks long-term capital appreciation.

Fund shares. The Trust may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation. Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The CMG International Stock Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which Columbia believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures contracts. The Funds may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and for nonhedging purposes. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

inaccurate prediction by Columbia of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in each Fund's Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Funds deposit cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Options. Each Fund may write call and put options on a security it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. Each Fund, as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase the Funds' exposure to the underlying instrument. Purchasing put options tends to decrease the Funds' exposure to the underlying instrument. Each Fund may pay a premium, which is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Forward foreign currency exchange contracts. Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds are also exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses. General expenses of the Trust are allocated to the Funds and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually.

Indemnification. In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

Note 3.  Federal tax information:

The tax character of distributions paid during the year ended July 31, 2007 was as follows:

	July 31, 2007
	Ordinary Income*	Long-Term Capital Gains
CMG Enhanced S&P 500® Index Fund	$3,598,247	$5,218,092
CMG Large Cap Growth Fund	625,288	1,755,655
CMG Large Cap Value Fund	1,060,188	2,354,312
CMG Mid Cap Growth Fund	759,124	2,157,806
CMG Mid Cap Value Fund	750,522	2,052,321
CMG Small Cap Growth Fund	4,265,461	4,295,118
CMG Small Cap Value Fund	722,222	5,037,906
CMG Small/Mid Cap Fund	2,808,947	3,973,991
CMG International Stock Fund	8,584,045	14,358,677

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2008, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
CMG Enhanced S&P 500® Index Fund	$22,609,642	$(19,099,633)	$3,510,009
CMG Large Cap Growth Fund	5,455,658	(2,315,912)	3,139,746
CMG Large Cap Value Fund	5,335,165	(2,637,538)	2,697,627
CMG Mid Cap Growth Fund	4,237,389	(811,317)	3,426,072
CMG Mid Cap Value Fund	3,037,446	(1,173,762)	1,863,684
CMG Small Cap Growth Fund	6,939,734	(2,694,096)	4,245,638
CMG Small Cap Value Fund	5,975,625	(2,220,879)	3,754,746
CMG Small/Mid Cap Fund	1,760,948	(553,843)	1,207,105
CMG International Stock Fund	17,355,468	(7,285,726)	10,069,742

The following capital loss carryforwards, determined as of July 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2010	2011	Total
CMG International Stock Fund	$1,072,288	$420,427	$1,492,715

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 ("FIN 48") effective January 31, 2008. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

result of this evaluation, management believes that FIN 48 will not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4.  Fees and compensation paid to affiliates:

Investment advisory fee. Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Funds with investment advisory, administrative and other services. With the exception of CMG Small Cap Growth Fund, each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, the commitment fee for the line of credit and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expense associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

Columbia receives a monthly investment advisory fee from CMG Small Cap Growth Fund at the annual rate of 0.75% of the Fund's average daily net assets.

Pricing & bookkeeping fees. The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street.

The pricing and bookkeeping fees for each Fund are payable by Columbia. Prior to January 1, 2008, the CMG Small Cap Growth Fund reimbursed Columbia for the services related to the requirements of the Sarbanes-Oxley Act of 2002.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for each Fund, with the exception of CMG Small Cap Growth Fund, are payable by Columbia.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

The Transfer Agent is entitled to receive a fee from CMG Small Cap Growth Fund, paid monthly, at the annual rate of $17.34 per open account sub-transfer agent fees (exclusive of BFDS fees), calculated based on assets held in omnibus accounts subject to certain limitations and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds or Columbia.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Fee waivers and expense reimbursements. Columbia has contractually agreed to reimburse each Fund, with the exception of CMG Small Cap Growth Fund, through March 1, 2009, for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, will not exceed the following annual rates (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, based on each Fund's average daily net assets:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

There is no guarantee that these arrangements will continue after March 1, 2009.

Columbia and its affiliates have contractually agreed to waive fees and reimburse the CMG Small Cap Growth Fund until November 30, 2009, for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.80% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after November 30, 2009.

Fees paid to officers and trustees. All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The expenses of the Chief Compliance Officer for each Fund, with the exception of CMG Small Cap Growth Fund, are payable by Columbia. CMG Small Cap Growth Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Note 5.  Custody credits:

With the exception of CMG Small Cap Growth Fund, any custody credits are applied to offset fund expenses prior to determining the expenses Columbia is required to bear. CMG Small Cap Growth Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

For the six months ended January 31, 2008, these custody credits reduced total expenses by $248 for the CMG Small Cap Growth Fund.

Note 6.  Portfolio information:

For the six months ended January 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
CMG Enhanced S&P 500® Index Fund	$64,998,649	$54,165,325
CMG Large Cap Growth Fund	43,799,836	51,144,792
CMG Large Cap Value Fund	12,261,773	14,177,563
CMG Mid Cap Growth Fund	28,743,392	31,572,299
CMG Mid Cap Value Fund	3,531,784	4,195,307
CMG Small Cap Growth Fund	52,188,429	47,313,299
CMG Small Cap Value Fund	8,483,151	11,244,266
CMG Small/Mid Cap Fund	13,829,803	13,832,992
CMG International Stock Fund	33,347,429	35,005,167

Note 7.  Line of credit:

The Funds and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is charged. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. An annual operations agency fee of $40,000 is paid for the committed line of credit, while an annual administration fee of $15,000 may be charged for the uncommitted line of credit. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are included in the unified fee with the exception of those fees owed by CMG Small Cap Growth Fund.

For the six months ended January 31, 2008, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund were as follows:

	Average Borrowings	Weighted Average Interest Rates
CMG Large Cap Growth Fund	$1,000,000	4.69%
CMG Small Cap Growth Fund	1,000,000	5.19
CMG Small Cap Value Fund	2,000,000	5.14
CMG International Stock Fund	1,000,000	4.66

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

Note 8.  Securities lending:

CMG Enhanced S&P 500® Index Fund, CMG Large Cap Growth Fund and CMG Large Cap Value Fund may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 9.  Other:

During the six months ended January 31, 2008, Columbia voluntarily reimbursed CMG International Stock Fund $371 for a realized investment loss due to a trading error.

Note 10.  Shares of beneficial interest:

As of January 31, 2008, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
CMG Enhanced S&P 500® Index Fund	89.8
CMG Large Cap Growth Fund	100.0
CMG Large Cap Value Fund	100.0
CMG Mid Cap Growth Fund	100.0
CMG Mid Cap Value Fund	100.0
CMG Small Cap Growth Fund	90.6
CMG Small Cap Value Fund	98.2
CMG Small/Mid Cap Fund	90.0
CMG International Stock Fund	100.0

In addition, as of January 31, 2008, CMG Enhanced S&P 500® Index Fund and CMG Small Cap Growth Fund each had one shareholder that held 10.2% and 9.4%, respectively, of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of these Funds.

Note 11.  Significant risks and contingencies:

Foreign securities. There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Sector focus. The Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

Legal proceedings. CMG Funds are not named as parties to any regulatory proceedings or litigation.

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2008 (Unaudited)

the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

BOARD CONSIDERATION AND APPROVAL OF
ADVISORY AGREEMENTS

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted the performance of each fund through May 31, 2007 relative to that of a peer group selected by an independent third-party data provider for purposes of performance comparisons. Specifically, CMG Enhanced S&P 500®Index Fund's performance was in the first quintile (where the best performance would be in the first quintile) for the one- and three- year periods; CMG Large Cap Growth Fund's performance was in the first quintile for the one- year period, and in the second quintile for the three-year period; CMG Large Cap Value Fund's performance was in the third quintile for the one- year period, and in the second quintile for the three-year period; CMG Mid Cap Growth Fund's performance was in the third quintile for the one-year period, and in the first quintile for the three-year period; CMG Mid Cap Value Fund's performance was in the first quintile for the one-year period, and in the second quintile for the three-year period; CMG Small Cap Growth Fund's performance was in the first quintile for the one-, three-, five- and ten-year periods; CMG Small Cap Value Fund's performance was in the second quintile for the one- and three-year periods; CMG Small/Mid Cap Fund's performance was in the fourth quintile for the one-year period, and in the first quintile for the three- and five-year periods; and CMG International Stock Fund's performance was in the second quintile for the one- and ten-year periods, and in the third quintile for the three- and five-year periods.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered each fund's total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for purposes of expense comparisons. Specifically, CMG Enhanced S&P 500® Index Fund's total expenses and actual management fees were in the first quintile(where the lowest fees and expenses would be in the first quintile); CMG Large Cap Growth Fund's total expenses were in the first quintile and actual management fees were in the third quintile; CMG Large Cap Value Fund's total expenses and actual management fees were in the first quintile; CMG Mid Cap Growth Fund's total expenses were in the first quintile and actual management fees were in the second quintile; CMG Mid Cap Value Fund's total expenses were in the first quintile and actual management fees were in the second quintile; CMG Small Cap Growth Fund's total expenses and actual management fees were in the second quintile; CMG Small Cap Value Fund's total expenses and actual management fees were in the first quintile; CMG Small/Mid Cap Fund's total expenses were in the first quintile and actual management fees were in the second quintile; and CMG International Stock Fund's total expenses and actual management fees were in the first quintile.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc. October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with

12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

* * *

Respectfully submitted,
Steven E. Asher

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COLUMBIA FUNDS INSTITUTIONAL TRUST

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P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-44/148747-0108 (03/08) 08/53230

A description of the funds' proxy voting policies and procedures is available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The funds are offered by prospectus through Columbia Management Distributors, Inc. Investors should carefully consider the investment objectives, risks, charges and expenses for the funds before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the funds. Read it carefully before investing.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. CMG Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2008 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

CMG STRATEGIC EQUITY FUND
A PORTFOLIO OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Semiannual Report
January 31, 2008

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

NOT BANK ISSUED

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The fund is distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation and is part of Columbia Management.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2008, CMG Strategic Equity Fund returned negative 0.07%. Both of the fund's benchmarks, the Russell 1000 Index and the S&P 500 Index, returned negative 4.27% and negative 4.32%,1 respectively. The average return of its peer group, the Lipper Multi-Cap Core Funds Classification, was negative 5.02%.2 In a period that was challenging for stocks, in general, the fund held up better than its benchmarks or peer group because of strong stock selection and, to a lesser extent, from favorable sector weights. Beginning on February 23, 2007, the fund's benchmark was changed to the Russell 1000 Index.

•  Stock selection in the energy, health care and materials sectors benefited the fund's return. In the energy sector, Wellstream Holdings (0.9% of net assets) and Continental Resources (0.7% of net assets) were strong performers. In the health care sector, positive contributors included Masimo and Express Scripts (0.5% and 0.8% of net assets, respectively), while Monsanto (1.0% of net assets) was an important holding among materials companies.

•  We remained concerned about credit issues and the maturity of the U.S. economic cycle. As a result, the fund maintained its underweight in the financials sector, which benefited relative performance. However, fund holdings Ambac Financial Group and Freddie Mac faced a challenging environment and were eliminated from the portfolio. The fund also experienced disappointments from Spirit Aerosystems Holdings, Equifax and Genco Shipping & Trading in the industrials sector. All three were sold.

•  Because we continue to believe that the credit market issues that weighed on the U.S. financial system and the broader economy in late 2007 are still present in 2008, we remain cautious about the prospects for the financials sector in the near term. However, recent interest-rate reductions by the Federal Reserve Board, coupled with the potential benefits of a proposed economic stimulus package, could provide some support to the U.S. economy. As a result, we have begun to find selected opportunities in the consumer discretionary sector, which historically has been attractive in the early stage of an economic recovery. We also continue to view the energy sector favorably. Finally, we will continue to evaluate compelling growth trends and valuations in overseas markets.

1 The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustments for the effect of sales loads.

1

We appreciate your continued confidence in CMG Strategic Equity Fund.

Portfolio Management

Emil A. Gjester has managed or co-managed the fund since January 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Michael T. Welter has co-managed the fund since July 2006 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Dara White has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2006.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2008 were:

(%)
Exxon Mobil	2.0
JPMorgan Chase	1.7
Hewlett-Packard	1.5
Cisco Systems	1.5
Google	1.4
General Electric	1.4
Coca-Cola	1.3
ConocoPhillips	1.1
Exelon	1.1
Goldman Sachs Group	1.1

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

2

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Strategic Equity Fund	10/09/01	-0.07	4.08	15.55	12.32
Russell 1000 Index		-4.27	-2.45	12.59	6.78
S&P 500 Index		-4.32	-2.31	12.04	6.17

Average annual total return as of December 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Strategic Equity Fund	10/09/01	6.50	15.87	17.07	14.13
Russell 1000 Index		-1.31	5.77	13.43	7.95
S&P 500 Index		-1.37	5.49	12.83	7.32

Index performance is from October 9, 2001.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on distributions or the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.40% and 0.62%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/2008.

Growth of a $5,000,000 investment, October 9, 2001 to January 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $5,000,000 investment in the fund compared to the indices during the stated time period.

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3

UNDERSTANDING YOUR EXPENSES – CMG Strategic Equity Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2007 — January 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	999.30	1,023.13	2.01	2.03	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

4

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,						Period Ended July 31,		Year Ended October 31,
	2008		2007		2006		2005	2004	2003 (a)		2002
Net asset value, beginning of period	$3.01		$3.13		$15.22		$13.80	$12.06	$10.14		$10.10
Income from investment operations:
Net investment income (b)	0.02		0.04		0.14		0.19 (c)	0.12	0.10		0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.05		0.46		0.82		2.09	1.87	1.88		(0.05)
Total from investment operations	0.07		0.50		0.96		2.28	1.99	1.98		0.06
Less distributions to shareholders:
From net investment income	(0.05)		(0.03)		(0.57)		(0.14)	(0.09)	(0.06)		(0.02)
From net realized gains	(1.01)		(0.59)		(12.48	)(d)	(0.72)	(0.16)	-		-
Total distributions to shareholders	(1.06)		(0.62)		(13.05)		(0.86)	(0.25)	(0.06)		(0.02)
Net asset value, end of period	$2.02		$3.01		$3.13		$15.22	$13.80	$12.06		$10.14
Total return (e)(f)	(0.07	)%(g)	17.08	%(h)	7.58	%(i)	16.77%	16.58%	19.66	%(g)	0.53%
Ratios to average net assets/ Supplemental data:
Net expenses before interest expense (j)	0.40	%(k)	0.40%		0.40%		0.40%	0.40%	0.40	%(k)	0.40%
Interest expense	-	%(k)(l)	-	%(l)	-		-	-	-		-
Net expenses (j)	0.40	%(k)	0.40%		0.40%		0.40%	0.40%	0.40	%(k)	0.40%
Waiver/Reimbursement	0.36	%(k)	0.22%		0.07%		0.03%	0.05%	0.05	%(k)	0.07%
Net investment income (j)	1.12	%(k)	1.31%		1.09%		1.31%	0.88%	1.22	%(k)	1.01%
Portfolio turnover rate	51	%(g)	127%		47%		64%	81%	78	%(g)	172%
Net assets, end of period (000's)	$46,065		$46,106		$120,541		$755,860	$618,714	$370,620		$188,179

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Includes a reimbursement by the investment advisor due to a compliance violation. This reimbursement increased total return and net asset value per share less than 0.01% and $0.01, respectively.

(i)  Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(j)  The benefits derived from custody credits had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

5

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2008 (Unaudited)

	Shares	Value
Common Stocks (98.6%)
Consumer Discretionary (9.2%)
Auto Components (0.5%)
Nokian Renkaat Oyj	7,260	$246,700
Hotels, Restaurants & Leisure (1.5%)
Carnival Corp.	3,660	162,833
Home Inns & Hotels Management, Inc., ADR (a)	2,520	70,535
Las Vegas Sands Corp. (a)	2,840	248,983
Royal Caribbean Cruises Ltd.	3,060	123,257
Starwood Hotels & Resorts Worldwide, Inc.	2,190	99,097
		704,705
Household Durables (0.8%)
Cyrela Brazil Realty SA	12,430	161,823
Gafisa SA, ADR (a)	5,350	186,341
		348,164
Media (1.2%)
DIRECTV Group, Inc. (a)	6,860	154,899
Grupo Televisa SA, ADR	4,260	94,955
NET Servicos de Comunicacao SA, ADR	26,430	310,817
		560,671
Multiline Retail (1.8%)
Macy's, Inc.	7,800	215,592
Nordstrom, Inc.	3,570	138,873
Stockmann Oyj Abp, Class B	3,940	158,700
Target Corp.	5,850	325,143
		838,308
Specialty Retail (1.7%)
Best Buy Co., Inc.	2,930	143,013
GameStop Corp., Class A (a)	7,380	381,768
Home Depot, Inc.	3,840	117,773
Urban Outfitters, Inc. (a)	4,010	116,290
		758,844
Textiles, Apparel & Luxury Goods (1.7%)
Coach, Inc. (a)	2,880	92,304
Hanesbrands, Inc. (a)	6,360	162,879
LVMH Moet Hennessy Louis Vuitton SA	1,530	157,426
NIKE, Inc., Class B	6,330	390,941
		803,550
		4,260,942
Consumer Staples (9.4%)
Beverages (2.4%)
Coca-Cola Co.	10,190	602,942
Diageo PLC, ADR	2,260	182,405
Fomento Economico Mexicano SAB de CV, ADR	8,410	304,190
		1,089,537

See Accompanying Notes to Financial Statements.

6

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Food & Staples Retailing (0.8%)
Kroger Co.	8,030	$204,363
Sysco Corp.	5,560	161,518
		365,881
Food Products (0.9%)
Nestle SA, Registered Shares	430	192,181
Unilever N.V., N.Y. Registered Shares	6,570	213,656
		405,837
Household Products (2.2%)
Colgate-Palmolive Co.	5,000	385,000
Kimberly-Clark Corp.	2,970	194,981
Procter & Gamble Co.	6,890	454,395
		1,034,376
Personal Products (1.2%)
Avon Products, Inc.	7,380	258,448
Bare Escentuals, Inc. (a)	8,300	197,872
Estee Lauder Companies, Inc., Class A	2,430	102,546
		558,866
Tobacco (1.9%)
Altria Group, Inc.	3,860	292,665
Universal Corp.	3,710	184,795
UST, Inc.	7,500	389,700
		867,160
		4,321,657
Energy (13.1%)
Energy Equipment & Services (5.2%)
Cameron International Corp. (a)	8,000	322,080
Core Laboratories N.V. (a)	1,820	205,114
National-Oilwell Varco, Inc. (a)	3,500	210,805
Noble Corp.	3,440	150,569
Oceaneering International, Inc. (a)	2,740	157,769
Schlumberger Ltd.	4,280	322,968
Tenaris SA, ADR	2,210	88,378
Transocean, Inc. (a)	2,548	312,385
Weatherford International Ltd. (a)	4,180	258,366
Wellstream Holdings PLC (a)	16,910	391,653
		2,420,087
Oil, Gas & Consumable Fuels (7.9%)
ConocoPhillips	6,430	516,458
Continental Resources, Inc. (a)	12,248	305,098
Devon Energy Corp.	3,050	259,189
Exxon Mobil Corp.	10,660	921,024
Frontier Oil Corp.	2,090	73,714
Hess Corp.	2,030	184,385
Occidental Petroleum Corp.	3,620	245,689
Peabody Energy Corp.	1,920	103,718
Petroleo Brasileiro SA, ADR	1,880	208,943

See Accompanying Notes to Financial Statements.

7

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Petroplus Holdings AG (a)	1,949	$119,242
SandRidge Energy, Inc. (a)	3,106	94,516
Southwestern Energy Co. (a)	4,850	271,164
Valero Energy Corp.	1,880	111,277
XTO Energy, Inc.	4,277	222,147
		3,636,564
		6,056,651
Financials (16.8%)
Capital Markets (4.4%)
Aberdeen Asset Management PLC	79,970	228,462
Bank of New York Mellon Corp.	8,600	401,018
Goldman Sachs Group, Inc.	2,450	491,887
Lazard Ltd., Class A	3,710	146,619
Merrill Lynch & Co., Inc.	2,350	132,540
State Street Corp.	5,280	433,594
Waddell & Reed Financial, Inc., Class A	6,080	201,734
		2,035,854
Commercial Banks (2.0%)
National Bank of Greece SA, ADR	17,750	219,213
Raiffeisen International Bank Holding AG	1,240	158,282
TCF Financial Corp.	8,520	181,050
U.S. Bancorp	10,610	360,209
		918,754
Consumer Finance (0.4%)
American Express Co.	3,220	158,810
Diversified Financial Services (4.0%)
Bovespa Holding SA	13,760	201,042
Citigroup, Inc.	17,353	489,702
CME Group, Inc.	580	358,962
JPMorgan Chase & Co.	16,866	801,978
		1,851,684
Insurance (4.4%)
ACE Ltd.	5,220	304,535
American International Group, Inc.	1,514	83,512
Aon Corp.	6,970	303,334
Assurant, Inc.	4,580	297,196
Lincoln National Corp.	5,260	285,934
National Financial Partners Corp.	9,000	324,900
Prudential Financial, Inc.	5,260	443,786
		2,043,197
Real Estate Investment Trusts (REITs) (1.5%)
Alexandria Real Estate Equities, Inc.	1,300	127,699
CapitalSource, Inc.	11,170	183,300
Digital Realty Trust, Inc.	10,670	381,239
		692,238

See Accompanying Notes to Financial Statements.

8

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate Management & Development (0.1%)
Cyrela Commercial Properties SA Empreendimentos e Participacoes (a)	3,136	$19,611
		7,720,148
Health Care (12.7%)
Biotechnology (2.2%)
Applera Corp. - Celera Group (a)	6,130	93,911
BioMarin Pharmaceuticals, Inc. (a)	2,660	98,579
Celgene Corp. (a)	3,415	191,616
Genentech, Inc. (a)	2,120	148,803
Gilead Sciences, Inc. (a)	6,030	275,511
Onyx Pharmaceuticals, Inc. (a)	3,890	184,892
		993,312
Health Care Equipment & Supplies (2.1%)
Baxter International, Inc.	5,970	362,618
Hologic, Inc. (a)	1,830	117,779
Masimo Corp. (a)	6,493	231,735
Mindray Medical International Ltd., ADR	5,145	175,445
Varian Medical Systems, Inc. (a)	1,870	97,221
		984,798
Health Care Providers & Services (3.3%)
CIGNA Corp.	2,690	132,240
Express Scripts, Inc. (a)	5,260	354,998
Laboratory Corp. of America Holdings (a)	2,730	201,692
McKesson Corp.	2,890	181,463
Medco Health Solutions, Inc. (a)	7,240	362,579
PSS World Medical, Inc. (a)	7,910	136,764
VCA Antech, Inc. (a)	3,800	146,908
		1,516,644
Life Sciences Tools & Services (2.2%)
Covance, Inc. (a)	1,770	147,193
Illumina, Inc. (a)	1,416	90,199
Pharmaceutical Product Development, Inc.	5,290	229,374
Qiagen N.V. (a)	9,410	191,964
Thermo Fisher Scientific, Inc. (a)	3,440	177,126
Waters Corp. (a)	3,380	194,181
		1,030,037
Pharmaceuticals (2.9%)
Abbott Laboratories	7,060	397,478
Johnson & Johnson	3,330	210,656
Merck & Co., Inc.	10,020	463,726
Schering-Plough Corp.	6,280	122,900
Shire PLC, ADR	2,110	113,623
		1,308,383
		5,833,174

See Accompanying Notes to Financial Statements.

9

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Industrials (11.4%)
Aerospace & Defense (3.4%)
AerCap Holdings N.V. (a)	6,730	$124,236
Boeing Co.	2,180	181,332
General Dynamics Corp.	2,780	234,799
Goodrich Corp.	4,900	306,495
Honeywell International, Inc.	2,580	152,400
Rockwell Collins, Inc.	4,250	268,600
United Technologies Corp.	4,190	307,588
		1,575,450
Air Freight & Logistics (0.5%)
United Parcel Service, Inc., Class B	3,460	253,134
Building Products (0.2%)
Assa Abloy AB, Class B	4,710	82,215
Commercial Services & Supplies (1.6%)
Dun & Bradstreet Corp.	2,450	225,351
Huron Consulting Group, Inc. (a)	1,630	117,067
Republic Services, Inc.	7,550	226,500
Waste Management, Inc.	5,800	188,152
		757,070
Electrical Equipment (0.6%)
Suntech Power Holdings Co., Ltd., ADR (a)	4,710	257,778
Industrial Conglomerates (2.7%)
3M Co.	3,420	272,403
General Electric Co.	17,590	622,862
McDermott International, Inc. (a)	7,720	364,230
		1,259,495
Machinery (1.5%)
Illinois Tool Works, Inc.	3,060	154,224
Joy Global, Inc.	4,740	298,857
Paccar, Inc.	4,625	217,005
		670,086
Road & Rail (0.7%)
Landstar System, Inc.	3,410	170,602
Union Pacific Corp.	1,080	135,033
		305,635
Trading Companies & Distributors (0.2%)
W.W. Grainger, Inc.	1,120	89,118
		5,249,981

See Accompanying Notes to Financial Statements.

10

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Information Technology (15.0%)
Communications Equipment (3.2%)
Cisco Systems, Inc. (a)	27,190	$666,155
Corning, Inc.	12,240	294,617
Nokia Oyj, ADR	10,900	402,755
Research In Motion Ltd. (a)	1,410	132,371
		1,495,898
Computers & Peripherals (3.9%)
Apple, Inc. (a)	2,890	391,190
EMC Corp. (a)	15,200	241,224
Hewlett-Packard Co.	15,690	686,438
International Business Machines Corp.	4,420	474,443
		1,793,295
Internet Software & Services (1.7%)
Equinix, Inc. (a)	2,060	155,592
Google, Inc., Class A (a)	1,110	626,373
		781,965
IT Services (0.8%)
DST Systems, Inc. (a)	2,370	169,455
Redecard SA	14,160	205,276
		374,731
Semiconductors & Semiconductor Equipment (2.1%)
ASML Holding N.V., N.Y. Registered Shares (a)	2,437	64,800
Intel Corp.	5,850	124,020
MEMC Electronic Materials, Inc. (a)	1,446	103,331
NVIDIA Corp. (a)	3,800	93,442
RF Micro Devices, Inc. (a)	16,770	54,167
Semtech Corp. (a)	5,410	69,085
Texas Instruments, Inc.	11,060	342,086
Trina Solar Ltd., ADR (a)	3,250	110,240
		961,171
Software (3.3%)
Amdocs Ltd. (a)	2,780	91,990
ANSYS, Inc. (a)	3,550	123,931
McAfee, Inc. (a)	4,420	148,777
Microsoft Corp.	13,290	433,254
Nintendo Co., Ltd.	470	234,953
Oracle Corp. (a)	18,470	379,558
UBISOFT Entertainment (a)	950	86,305
		1,498,768
		6,905,828

See Accompanying Notes to Financial Statements.

11

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Materials (4.0%)
Chemicals (2.2%)
Agrium, Inc.	1,760	$113,379
Celanese Corp., Series A	4,070	151,323
CF Industries Holdings, Inc.	1,230	131,524
Monsanto Co.	4,000	449,760
Syngenta AG, ADR	3,000	158,220
		1,004,206
Metals & Mining (1.5%)
ArcelorMittal, N.Y. Registered Shares	3,250	215,767
Companhia Vale do Rio Doce, ADR	5,560	166,689
Freeport-McMoRan Copper & Gold, Inc.	3,300	293,799
		676,255
Paper & Forest Products (0.3%)
Weyerhaeuser Co.	2,440	165,237
		1,845,698
Telecommunication Services (2.2%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.	6,164	237,252
Telekomunikasi Indonesia, ADR	5,730	231,263
		468,515
Wireless Telecommunication Services (1.2%)
American Tower Corp., Class A (a)	3,330	124,975
China Mobile Ltd., ADR	1,060	80,136
Millicom International Cellular SA (a)	1,810	191,752
Philippine Long Distance Telephone Co., ADR	1,980	148,995
		545,858
		1,014,373
Utilities (4.8%)
Electric Utilities (3.8%)
Entergy Corp.	3,690	399,184
Exelon Corp.	6,690	509,711
FPL Group, Inc.	6,700	432,016
PPL Corp.	8,630	422,180
		1,763,091
Multi-Utilities (1.0%)
Public Service Enterprise Group, Inc.	4,810	461,760
		2,224,851
Total Common Stocks (Cost of $38,042,435)		45,433,303

See Accompanying Notes to Financial Statements.

12

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (1.3%)
Repurchase agreement with Fixed Income Clearing Corp, dated 01/31/08, due 02/01/08 at 1.710%, collateralized by a U.S. Treasury Obligation maturing 02/15/17, market value $610,500 (repurchase proceeds $594,028)	$594,000	$594,000
Total Short-Term Obligation (Cost of $594,000)		594,000
Total Investments (99.9%) (Cost of $38,636,435) (b)		46,027,303
Other Assets & Liabilities, Net (0.1%)		38,097
Net Assets (100.0%)		$46,065,400

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $38,636,435.

At January 31, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	16.8
Information Technology	15.0
Energy	13.1
Health Care	12.7
Industrials	11.4
Consumer Staples	9.4
Consumer Discretionary	9.2
Utilities	4.8
Materials	4.0
Telecommunication Services	2.2
98.6
Short-Term Obligation	1.3
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

13

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF ASSETS AND LIABILITIES

January 31, 2008 (Unaudited)

ASSETS:
Investments, at identified cost	$38,636,435
Investments, at value	$46,027,303
Cash	11,358
Foreign currency (cost of $128)	128
Receivable for:
Investments sold	699,407
Interest	28
Dividends	35,820
Foreign tax reclaims	1,212
Expense reimbursement due from investment advisor	17,047
Trustees' deferred compensation plan	22,410
Total Assets	46,814,713
LIABILITIES:
Payable for:
Investments purchased	667,335
Investment advisory fee	16,101
Transfer agent fee	45
Trustees' fees	117
Audit fee	19,473
Custody fee	11,463
Chief compliance officer expenses	5
Trustees' deferred compensation plan	22,410
Other liabilities	12,364
Total Liabilities	749,313
NET ASSETS	$46,065,400
NET ASSETS CONSIST OF:
Paid-in capital	$39,644,138
Overdistributed net investment income	(36,785)
Accumulated net realized loss	(932,325)
Net unrealized appreciation (depreciation) on:
Investments	7,390,868
Foreign currency translations	(496)
NET ASSETS	$46,065,400
Shares of capital stock outstanding	22,824,230
Net asset value, offering and redemption price per share	$2.02

See Accompanying Notes to Financial Statements.

14

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2008 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends	$343,849
Interest	18,712
Foreign withholding tax	(1,954)
Total Investment Income	360,607
Expenses:
Investment advisory fee	94,814
Transfer agent fee	88
Trustees' fees	7,521
Custody fee	16,241
Audit fee	20,982
Pricing and bookkeeping fees	1,147
Registration fee	9,610
Reports to shareholders	14,306
Chief compliance officer expenses	164
Other expenses	15,379
Expenses before interest expense	180,252
Interest expense	142
Total Expenses	180,394
Fees and expenses waived or reimbursed by investment advisor	(85,416)
Custody earnings credit	(20)
Net Expenses	94,958
Net Investment Income	265,649
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	185,298
Foreign currency transactions	(6,845)
Net realized gain	178,453
Net change in unrealized depreciation on:
Investments	(385,091)
Foreign currency translations	(436)
Net change in unrealized depreciation	(385,527)
Net Loss	(207,074)
NET INCREASE RESULTING FROM OPERATIONS	$58,575

See Accompanying Notes to Financial Statements.

15

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF CHANGES IN NET ASSETS

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended January 31, 2008	Year Ended July 31, 2007
Operations:
Net investment income	$265,649	$1,025,687
Net realized gain on investments and foreign currency transactions	178,453	27,291,836
Net change in unrealized depreciation on investments and foreign currency translations	(385,527)	(15,030,448)
Net increase resulting from operations	58,575	13,287,075
Distributions to shareholders:
From net investment income	(680,722)	(611,244)
From net realized gains	(14,916,823)	(14,482,350)
Total distributions to shareholders	(15,597,545)	(15,093,594)
Share transactions:
Subscriptions	3,965,439	4,636,132
Distributions reinvested	14,891,743	14,633,613
Redemptions	(3,358,604)	(91,898,054)
Net increase (decrease) in share transactions	15,498,578	(72,628,309)
Net decrease in net assets	(40,392)	(74,434,828)
NET ASSETS:
Beginning of period	46,105,792	120,540,620
End of period	$46,065,400	$46,105,792
Undistributed (overdistributed) net investment income	$(36,785)	$378,288
Changes in shares:
Subscriptions	1,768,607	1,499,855
Distributions reinvested	6,894,326	5,134,601
Redemptions	(1,134,063)	(29,820,686)
Net increase (decrease)	7,528,870	(23,186,230)

See Accompanying Notes to Financial Statements.

16

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (Unaudited)

Note 1.  Organization

CMG Strategic Equity Fund (the "Fund"), a series of Columbia Funds Institutional Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are available for purchase by institutional buyers and certain individual and institutional advisory clients of Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, or its affiliates. The Fund's minimum initial investment requirement is $5 million for institutional investors purchasing shares directly from the Fund. Please see the Fund's prospectus for further details.

Investment objective. The Fund seeks to provide investors with long-term growth of capital and total returns greater than those of the market over time.

Fund shares. The Fund may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation. Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

17

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (Unaudited)

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase agreements. The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses. General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Federal income tax status. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such

18

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (Unaudited)

that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal tax information

The tax character of distributions paid during the year ended July 31, 2007 was as follows:

Distributions paid from:
Ordinary income*	$1,412,437
Long-term capital gains	13,681,157

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$8,860,642
Unrealized depreciation	(1,469,774)
Net unrealized appreciation	$7,390,868

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 ("FIN 48") effective January 31, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (Unaudited)

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

In addition to the annual Fund operating expenses, each shareholder enters into a written administrative services agreement with Columbia or its affiliate. Pursuant to this Agreement, Columbia or its affiliate will provide the shareholder specialized reports regarding the Fund, performance of the shareholder's investments and market conditions and economic indicators. For such services, each shareholder (and not the Fund) will pay an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee is 0.20% on the first $25 million of the shareholder's net assets in the Fund, and no fee payable on net assets in excess of $25 million.

Pricing & bookkeeping fees. The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street.

The pricing and bookkeeping fees for the Fund are payable by Columbia. Prior to January 1, 2008, the Fund reimbursed Columbia for the services related to the requirements of the Sarbanes-Oxley Act of 2002.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Fee waivers and expense reimbursements. Columbia has contractually agreed to reimburse the Fund through November 30, 2008, for certain expenses so that the expenses incurred by the Fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving

20

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (Unaudited)

effect to any balance credits from the Fund's custodian, will not exceed 0.40% of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after November 30, 2008.

Fees paid to officers and trustees. All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5.  Custody credits.

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6.  Portfolio information

For the six months ended January 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $23,905,846 and $23,720,906, respectively.

Note 7.  Line of credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is charged. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. An annual operations agency fee of $40,000 is paid for the committed line of credit while an annual administration fee of $15,000 may be charged for the uncommitted line of credit. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the six months ended January 31, 2008, the average daily loan balance outstanding on days where borrowing existed was $1,000,000 at a weighted average interest rate of 5.125%.

21

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (Unaudited)

Note 8.  Shares of beneficial interest

As of January 31, 2008, one shareholder held 97.1% of the Fund's shares outstanding. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9.  Significant risks and contingencies

Sector Focus. Companies that are in different but closely related industries are sometimes described as being in the same sector. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. During such times, the Fund will have a greater exposure to economic and market events affecting such sector than if it were broadly invested across multiple sectors.

Foreign securities. There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal proceedings. CMG Funds are not named as parties to any regulatory proceedings or litigation.

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

22

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (Unaudited)

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

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BOARD CONSIDERATION AND APPROVAL OF
ADVISORY AGREEMENTS

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those

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and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, CMG Strategic Equity Fund's performance was in the second quintile (where the best performance would be in the first quintile) for the one- and three-year periods, and in the first quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that CMG Strategic Equity Fund's total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used

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to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc. October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

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C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

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15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

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8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an

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extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

* * *

Respectfully submitted,
Steven E. Asher

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COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
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ROPES & GRAY LLP
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COLUMBIA MANAGEMENT SERVICES, INC.
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SHC-44/148748-0108 (03/08) 08-52418

A description of the fund's proxy voting policies and procedures is available (i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The fund is offered by prospectus through Columbia Management Distributors, Inc. Investors should consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the fund. Read it carefully before investing.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Fund is distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

© 2008 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Institutional Trust

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	March 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	March 26, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	March 26, 2008